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                                                                    Exhibit 10.8

                           NETWORK SERVICES AGREEMENT

                                 by and between

                              AMERICA ONLINE, INC.

                                       and

                                 BBN CORPORATION

                        Effective as of December 31, 1999
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                                TABLE OF CONTENTS
                                -----------------

MASTER AGREEMENT

1.    BACKGROUND, OBJECTIVES AND WAIVER........................................1
   1.1.     Background and Objectives..........................................1
   1.2.     Termination of Original Agreement; Waiver..........................1

2.    TERM.....................................................................2

3.    PROVISION OF SERVICES....................................................2
   3.1.     General............................................................2
   3.2.     Resale of Dedicated Resources......................................3
   3.3.     Sale of Vendor Network.............................................3

4.    ORDERING.................................................................3
   4.1.     General............................................................3
   4.2.     Order Tracking.....................................................3

5.    ACCEPTANCE TESTING AND FINAL ACCEPTANCE..................................4

6.    PROPRIETARY RIGHTS.......................................................4
   6.1.     Ownership of Proprietary Information...............................4
   6.2.     Ownership of Vendor Network........................................4
   6.3.     Telephone Numbers..................................................4

7.    SERVICE LEVELS...........................................................4

8.    CHARGES AND TAXES........................................................5
   8.1.     General............................................................5
   8.2.     Taxes..............................................................5
   8.3.     Certain Obligations Corresponding to the Waiver....................6

9.    INVOICING AND PAYMENT....................................................6
   9.1.     Invoicing..........................................................6
   9.2.     Payment Due........................................................7
   9.3.     Accountability.....................................................7
   9.4.     Disputed Charges...................................................8

10.   AUDIT....................................................................8
   10.1.    Audit Rights.......................................................8
   10.2.    Records Retention..................................................8

11.   CONFIDENTIALITY..........................................................8
   11.1.    Confidential Information...........................................8
   11.2.    Obligations........................................................8
   11.3.    Exclusions.........................................................9
   11.4.    Residual Knowledge................................................10
   11.5.    Customer Data.....................................................10

12.   REPRESENTATIONS, WARRANTIES AND COVENANTS...............................10
   12.1.    Compliance with Specifications and Applicable Laws................10
   12.2.    Non-Infringement..................................................10
   12.3.    Technology........................................................10
   12.4.    Year 2000.........................................................11

13.   TERMINATION.............................................................12
   13.1.    Termination of Master Agreement for Cause.........................12


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   13.2.    No Implication Against Materiality................................13
   13.3.    Termination for Change of Control.................................13
   13.4.    Termination/Expiration Assistance; Transition Period..............14

14.   LIABILITY AND FORCE MAJEURE.............................................14
   14.1.    Liability Restrictions............................................14
   14.2.    Force Majeure.....................................................14

15.   INDEMNIFICATION.........................................................15

16.   GENERAL.................................................................15
   16.1.    Binding Nature and Assignment.....................................15
   16.2.    Continued Performance and Governing Law...........................16
   16.3.    Entire Agreement..................................................16
   16.4.    Notices...........................................................16
   16.5.    Counterparts......................................................17
   16.6.    Relationship of Parties...........................................17
   16.7.    Severability......................................................17
   16.8.    Waiver of Default.................................................18
   16.9.    Cumulative Remedies...............................................18
   16.10.   Survival..........................................................18
   16.11.   Publicity.........................................................18
   16.12.   Certain Regulatory Events.........................................18
   16.13.   Amendment.........................................................19
   16.14.   Incorporation by Reference........................................19
   16.15.   Construction......................................................20



SCHEDULE A  Definitions......................................................A-1

SCHEDULE B  Dial-Up Access Services, Service Levels, Pricing and
            Other Terms......................................................B-1

SCHEDULE C  Broadband Backhaul Services, Service Levels, Pricing
            and Other Terms..................................................C-1

SCHEDULE D  Other Services...................................................D-1


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                           NETWORK SERVICES AGREEMENT

This Network Services Agreement (together with the attached Schedules and Exhibits, the "Agreement"), effective as of December 31, 1999 (the "Effective Date"), is entered into by and between America Online, Inc., a Delaware corporation with offices located at 22000 AOL Way, Dulles, VA 20166 ("Customer"), and BBN Corporation, a Massachusetts corporation, with offices located at 3 Van de Graaff Drive, Burlington, MA 01803 ("Vendor"). As used in this Agreement, "Party" means either Customer or Vendor, as appropriate, and "Parties" means Customer and Vendor. The Parties agree that the following terms and conditions shall apply to the products and services to be provided by Vendor under this Agreement in consideration of certain payments to be made by Customer. Defined terms used but not defined in the body of this Master Agreement or the Schedules (other than Schedule A) shall have the meanings given such terms in Schedule A.

1.   BACKGROUND, OBJECTIVES AND WAIVER

     1.1. Background and Objectives.
          -------------------------

          This Agreement is being made and entered into with reference to the following:

          (a) Customer is an interactive service provider that desires to purchase (i) fully managed, end-to-end dial-up access services, and (ii) certain broadband backhaul services.

          (b) Customer and Vendor previously contracted for Vendor to provide certain dial-up access services in that certain BBN-AOL Dial-Up Network Services Agreement dated September 23, 1996, as amended by (i) that certain BBN-AOL Dial-Up Network Services Agreement Amendment 1, dated April 29, 1997, (ii) that certain BBN-AOL Dial-Up Network Services Agreement Amendment 2, dated September 29, 1997, (iii) that certain BBN-AOL Dial-Up Network Services Agreement Amendment 3, dated January 29, 1998, (iv) that certain BBN-AOL Dial-Up Network Services Agreement Amendment 4, dated February 11, 1998, (v) that certain BBN-AOL Dial-Up Network Services Agreement Amendment 5, dated June 30, 1998 and (vi) that certain BBN-AOL Dial-Up Network Services Agreement Amendment 6, dated July 28, 1999 (such agreement as amended, the "Original Agreement").

     1.2. Termination of Original Agreement; Waiver.

          (a) The Original Agreement is hereby terminated as of the Effective Date. Except to the extent otherwise provided in this Agreement, the obligations of the Parties arising under the Original Agreement before the Effective Date of this Agreement shall be governed by the Original Agreement. The obligations of the Parties arising after the Effective Date (including with respect to Vendor's provision of Services during the Term) shall be governed by this Agreement.

          (b) As partial consideration for entering into this Agreement, for the respective waivers and releases set forth below (collectively the "Waiver"), and for Vendor's obligations set forth in Section
               8.3 of this Master Agreement, each

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               Party hereby irrevocably waives and releases all claims, torts, liabilities, debts, suits, demands, causes of action, actions and rights, whether known, unknown, contingent or fixed, against the other Party and its respective predecessors, current and former Affiliates, successors, assigns, attorneys, directors, officers, agents and employees arising from or pertaining to the Original Agreement; provided, however, that:

               (i) nothing contained in the Waiver shall release the Parties from their respective obligations under this Agreement (including with respect to the installed Dedicated Dial-Up Access Ports previously provided under the Original Agreement that Vendor is obligated to continue to provide pursuant to Schedule B of this Agreement); and

               (ii) nothing contained in the Waiver shall apply to disputes or any other matters between the Parties under this Agreement, or based upon or associated with the claims of unaffiliated third parties arising under the Original Agreement or this Agreement.

2.   TERM


     The term of the Master Agreement shall begin on the Effective Date and shall expire on December 31, 2006, unless terminated earlier in accordance with the Agreement or extended pursuant to the relevant section in the appropriate Schedule or otherwise by mutual written agreement (such period, as terminated earlier or so extended, the "Term"). Each Schedule to the Agreement shall be effective for the period of time during the Term set forth in such Schedule.

3.   PROVISION OF SERVICES

     3.1. General.
          -------

          (a) This Agreement sets forth the terms and conditions under which Customer may purchase Services from Vendor. Customer may utilize the Services purchased hereunder for any lawful purpose including in connection with any service or product offering made available by Customer or its Special Affiliates during the Term, providing access to an AOL Information Service, providing the delivery of Internet access or providing other subscriber-related services to end-users. The Parties acknowledge that this Agreement does not:
               (a) grant to Vendor an exclusive privilege to sell or otherwise provide to Customer any products or services, or (b) except as otherwise provided by Section 3.2 of the Master Agreement, or as otherwise required by this Master Agreement or any of the Schedules, restrict Vendor from providing products or services to other customers of Vendor. Customer may contract with other suppliers for the procurement of any products or services.

          (b) Customer shall (i) remain the single point-of-contact with Vendor with respect to those Services provided to Special Affiliates pursuant to this Agreement, including with respect to any claims, disputes or other actions that Special Affiliates desire to make against Vendor, (ii) remain obligated to perform its

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               payment obligations under the Agreement with respect to those
               Services provided by Vendor to Special Affiliates pursuant to this Agreement, and (iii) Customer agrees to indemnify and hold Vendor harmless for claims brought against Vendor by Special Affiliates associated with the Services provided by Vendor to Special Affiliates pursuant to this Agreement; provided, however, that nothing herein applies to claims brought directly by Customer for damages arising out of Services utilized by Special Affiliates. For purposes of the Agreement, Services provided to Special Affiliates pursuant to this Agreement shall be deemed to be Services provided to Customer.

     3.2. Resale of Dedicated Resources.
          -----------------------------

          Except as specifically set forth in Schedule B with respect to the Dedicated Dial-Up Services, Vendor shall not resell or offer to resell any dedicated Services ordered and accepted by Customer regardless of whether or not such Services are utilized by Customer.

     3.3. Sale of Vendor Network.
          ----------------------

     (a) Notwithstanding anything to the contrary in this Agreement, Customer shall have the right of first refusal with respect to any sale or transfer other than to a Vendor Affiliate of any unit or division that has, as its primary business, the provision of Dedicated Dial-Up Access Services to Customer and has Dedicated Dial-Up Access Ports to Customer; provided, however, in no event shall Customer have such right of first refusal in connection with (i) the sale or transfer of a business unit that does not relate to the provision of Services to Customer or (ii) the sale or transfer of any Vendor assets to any entity created as a result of, or arising out of, the closing of the proposed merger of GTE Corporation and Bell Atlantic Corporation so long as the management of Vendor continues to have primary management responsibility of the new entity; provided further, however, that any transaction in which any assets of Vendor are transferred back to any Affiliate of the combined GTE/Bell Atlantic corporation shall not be covered by this Section.

4.   ORDERING

     4.1. General.
          -------

          The ordering of Services by Customer and the delivery of such Services by Vendor shall be governed by the terms and conditions set forth in the applicable Schedule of this Agreement corresponding to such Services.

     4.2. Order Tracking.
          --------------

          Vendor will provide Customer with weekly information on Orders as reasonably requested by Customer in a format consistent with that provided under the Original Agreement immediately prior to the Effective Date of this Agreement. Vendor will provide Customer with written reports relating to Orders as mutually agreed upon by the Parties.

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5.   ACCEPTANCE TESTING AND FINAL ACCEPTANCE

     Acceptance testing provisions associated with the Services are set forth in the applicable Schedule for such Services.

6.   PROPRIETARY RIGHTS

     6.1. Ownership of Proprietary Information.
          ------------------------------------

          (a) All right, title and interest in Customer developed software and other Customer proprietary information (including any Customer software or Customer proprietary information which may be incorporated into written material or software delivered under this Agreement), including all intellectual property rights related thereto, will remain in Customer. Customer shall also have all ownership rights, including copyright, to all written reports prepared and delivered to Customer by Vendor under this Agreement.

          (b) All right, title and interest in Vendor developed software and other Vendor proprietary information, including all intellectual property rights related thereto, will remain in Vendor; provided, however, any software developed by Vendor incidental to the performance of Services for Customer, the cost of which is separately charged to, and reimbursed by, Customer shall be jointly owned by Vendor and Customer, with no duty of accounting.

          (c) All right, title and interest in software jointly developed by the Parties shall be jointly owned by Vendor and Customer, with no duty of accounting.

          (d) With respect to Subsections (b) and (c) above, each Party hereby agrees to take all actions, and execute and deliver such documentation as is necessary to evidence the other Party's ownership interest in and to the developed Software.

          (e) Each Party hereby grants to the other Party a limited license to utilize each other's software and other proprietary information in connection with Vendor's performance of, and Customer's receipt of, the Services.

     6.2. Ownership of Vendor Network.
          ---------------------------

          Except to the extent that Customer owns or has rights in certain equipment used to provide Dedicated Dial-Up Access Ports as of the Effective Date, or purchases Vendor Network assets pursuant to Section
          3.3 of the Master Agreement, Vendor retains title and ownership to the Vendor Network.

     6.3. Telephone Numbers.
          -----------------

          As between Vendor and Customer, Customer shall have title and ownership to all telephone numbers used to provide Dial-Up Access Services.

7.   SERVICE LEVELS

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     All Services provided by Vendor shall comply with the applicable Service
Levels.

8.   CHARGES AND TAXES

     8.1. General.
          -------

          Charges for a Service hereunder shall not begin to accrue until after Final Acceptance of the Service. Charges for any Service shall be as computed pursuant to the Schedule of this Agreement corresponding to such Service. All charges specified in the Schedules fully compensate Vendor for Services. Customer will not be liable to Vendor for any charges not expressly set forth in the Schedules or the Master Agreement unless such charges are mutually agreed upon by the Parties in writing. Customer shall only be obligated to pay for Services provided in accordance with the terms of this Agreement.

     8.2. Taxes.
          -----

          The Parties' respective responsibilities for taxes arising under or in connection with this Agreement shall be as follows:

          (a) Vendor shall be responsible for any sales, use, excise, value-added, services, consumption, and other taxes and duties payable by Vendor on any goods or services that are used or consumed by Vendor in providing the Services where the tax is imposed on Vendor's acquisition or use of such goods or services and the amount of tax is measured by Vendor's costs in acquiring such goods or services.

          (b) Customer shall be responsible for any sales, use, excise, value-added, services, consumption, or other tax that is assessed on any particular Service received by Customer from Vendor. Customer shall also be responsible for any sales, use, excise, value-added or consumption taxes imposed on goods purchased by Customer from Vendor under the Agreement. If and to the extent any tax described in this Subsection (b) is reduced or eliminated during the Term, Vendor shall reduce or eliminate any charges for such taxes, as appropriate. If and to the extent any tax described in this Subsection (b) is increased during the Term, or a new tax is imposed upon any particular Service received by Customer from Vendor, then Customer shall have full responsibility for such increase or tax.

          (c) The Parties agree to cooperate with each other to enable each to more accurately determine its own tax liability. Neither Party will act unreasonably in assisting the other Party in minimizing, to the extent legally permissible, such other Party's tax liability to the extent legally permissible. Each Party shall provide and make available to the other any resale certificates, information regarding out-of-state or out-of-country sales or use of equipment, materials or services, and other exemption certificates or information reasonably requested by either Party.

          (d) Each Party shall promptly notify the other Party of, and coordinate with the other Party the response to and settlement of, any claim for taxes asserted by

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               applicable taxing authorities for which a Party is responsible hereunder, it being understood that with respect to any claim arising out of a form or return signed by a Party to this Agreement, such Party shall have the right to elect to control the response to and settlement of the claim, but the other Party shall have all rights to participate in the responses and settlements that are appropriate to its potential responsibilities or liabilities. If Customer requests Vendor to challenge the imposition of any tax, Customer shall reimburse Vendor for the reasonable legal fees and expenses it incurs. Customer shall be entitled to any tax refunds or rebates granted to the extent such refunds or rebates are of taxes that were paid by Customer, including taxes charged to Customer as Out-of-Pocket Expenses. Customer shall be responsible for interest and penalties incurred to the extent such interest and penalties are related to taxes paid or payable by Customer.

8.3. Certain Obligations Corresponding to the Waiver.
     -----------------------------------------------

     Promptly after execution of this Agreement, Customer shall pay to Vendor [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] dollars ($[*Material Omitted and Separately Filed Under an Application for Confidential Treatment]) which amount represents an off-set of (i) the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] dollars ($[*Material Omitted and Separately Filed Under an Application for Confidential Treatment]) withheld by Customer under the Original Agreement and (ii) the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] dollars ($[*Material Omitted and Separately Filed Under an Application for Confidential Treatment]) that Vendor has agreed to pass-through to Customer from [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] or its Affiliates for [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] specifically affecting the Customer network in [*Material Omitted and Separately Filed Under an Application for Confidential Treatment].

9.   INVOICING AND PAYMENT

     9.1. Invoicing.
          ---------

          (a) Vendor will invoice Customer for amounts due under this Agreement (including with respect to provision of Services to Special Affiliates) on a monthly basis in arrears. Each invoice shall contain the same information as provided under the Original Agreement immediately prior to the Effective Date of this Agreement, additional, similar information with respect to the Broadband Backhaul Services and Other Services, and any additional information as the Parties may otherwise agree. Each invoice will separately state those charges for the Dial-Up Access Services that are attributable to the provision of backhaul functions. Out-of-Pocket Expenses, if any, and Monthly Pass-Through Expenses will be billed monthly based upon actual and accrued costs, and such expenses shall be trued up on a quarterly basis. Upon any request by Customer, Vendor will provide Customer with access to books and records (including bills and invoices) from third party providers for all Out-of-Pocket Expenses and Monthly Pass-Through

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               Expenses. Any refunds or credits arising from an Out-of-Pocket
               Expense reimbursed by Customer or a Monthly Pass-Through Expense shall be remitted to Customer, and Vendor shall report and transmit to Customer any misdirected refunds or credits.

          (b) To the extent a credit may be due Customer pursuant to this Agreement, Vendor shall provide Customer with an appropriate credit against amounts then due and owing; if no further payments are due to Vendor, Vendor shall pay such amounts to Customer within thirty (30) calendar days. In the event such payment is not made to Customer when due, Vendor will pay a late fee equal to the lesser of (a) one (1) percent of the amount of such charges per month; or (b) the maximum amount permissible by law.

          (c)  The detailed accounting of actual and accrued costs described in
               Section 3.D of the Original Agreement will be limited to costs incurred in the first quarter of Customer's fiscal year 2000 and the final true-up with respect to accrued costs (as described in the Original Agreement) will be completed and provided to Customer by March 31, 2000; and with respect to actual costs, Vendor will use all commercially reasonable efforts to work with its providers to reconcile actual costs as soon as reasonably practicable. Subject to Section 8.3 of this Master Agreement and to the last sentence of Section 8.1(a)(i) of Schedule B, Vendor will invoice Customer for all amounts due under the Original Agreement as of the Effective Date, and Customer will pay to Vendor such amounts due, in accordance with Section 9.2 of this Master Agreement.

9.2. Payment Due.
     -----------

     Subject to the other provisions of this Article 9, all undisputed charges shall be due and payable by Customer within thirty (30) calendar days after receipt of a proper invoice for such amount. In the event that any such charges are not received by Vendor within five (5) business days after receipt by Customer of written notice from Vendor indicating that such charges have not been paid within such thirty-day period, then commencing as of the original due date, Customer will pay a late fee equal to the lesser of (a) one (1) percent of the amount of such charges per month; or
     (b) the maximum amount permissible by law. All undisputed amounts due and payable to Vendor under this Article 9 shall be paid, at Customer's option, either (i) by check payable to the order of Vendor or (ii) by electronic funds transfer to Vendor from account(s) designated by Customer.

9.3. Accountability.
     --------------

     Both Parties shall maintain complete and accurate records of and supporting documentation for the amounts billable or owed and credits applicable to either Party under the terms of this Agreement, in accordance with generally accepted accounting principles applied on a consistent basis. Both Parties agree to provide the other Party with documentation and other information with respect to any amount claimed or owed as may be reasonably requested by either Party to verify accuracy and compliance with the provisions of this Agreement.

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9.4. Disputed Charges.
     ----------------

     Customer shall pay undisputed charges when such payments are due under this
     Article 9. Customer may withhold payment of particular charges that Customer disputes in good faith. To the extent that Vendor is entitled to such payment withheld pursuant to resolution of the underlying dispute, Customer shall pay to Vendor such payments plus any interest accrued from the date such payments are withheld by Customer at a rate equal to one percent (1%) per month on the disputed amounts. Upon resolution of the dispute against Vendor, Vendor will pay Customer interest equal to one percent (1%) per month on the amounts overpaid or under-withheld by Customer.

10.  AUDIT

     10.1. Audit Rights.
           ------------

          Each Party, after reasonable notice, shall have the right to conduct reasonable audits of the other Party, through a third party independent auditor as selected by the Party conducting the audit or through any other mutually agreeable means, and subject to reasonable confidential requirements, to enforce a Party's rights and/or enforce the other Party's obligations under this Agreement.

     10.2. Records Retention.
           -----------------

          Until three (3) years after document creation, each Party will maintain, and provide to the other Party and its auditors access upon request to, records, documents and other information subject to audit under the Agreement.

11.  CONFIDENTIALITY

     11.1. Confidential Information.
           ------------------------

           Vendor and Customer each acknowledge that they may be furnished with, receive, or otherwise have access to Confidential Information (as defined below) of or concerning the other Party. As used in this Agreement and subject to Section 11.3 of the Master Agreement, "Confidential Information" means any information, in any form, furnished or made available directly or indirectly by one Party (the "Disclosing Party") to the other (the "Receiving Party") relating to or disclosed in the course of the negotiation or performance of this Agreement, that is, or should be reasonably understood to be, confidential or proprietary to the Disclosing Party, and shall include the material terms of this Agreement (including all information relating to prices and purchase commitments), invoices and any supporting information provided by Vendor or Customer with respect to such invoices, information audited pursuant to Article 10, all Customer Data, Customer's customer and member information, automatic number identification ("ANI") data and information, the relations of the Disclosing Party with its customers, employees and service providers, technical processes and formulas, source codes, product designs, sales, cost and other unpublished financial information, product and business plans, projections and marketing data.

     11.2. Obligations.
           -----------

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     (a)  Any proprietary rights in Confidential Information disclosed by a
          Party shall remain with such Party. Customer and Vendor shall only disclose Confidential Information of the other Party internally on a "need-to-know" basis. Customer and Vendor shall each use at least the same degree of care, but in any event no less than a reasonable degree of care, to prevent disclosing to third parties the Confidential Information of the other as it employs to avoid unauthorized disclosure, publication or dissemination of its own information of a similar nature; provided that a Party may disclose such information to an entity performing or receiving Services hereunder or to an independent third-party auditor on a "need-to-know" basis where (i) the provision or receipt of Services or audit by such entity is authorized under this Agreement, (ii) such disclosure is necessary or otherwise naturally occurs in that entity's scope of responsibility, and (iii) the entity agrees in writing to assume confidentiality restrictions no less stringent than those described in this Section
          11.2. Any disclosure to such entity shall be under the terms and conditions as provided herein.

     (b) Each Party shall take reasonable steps to ensure that its employees, agents and to the extent applicable, third party auditors comply with this Article 11. In the event of any unauthorized disclosure or loss of, or inability to account for, any Confidential Information of the Disclosing Party, the Receiving Party shall promptly, at its own expense: (i) notify the Disclosing Party in writing; (ii) take such actions as may be necessary or reasonably requested by the Disclosing Party to minimize the violation; and (iii) cooperate in all reasonable respects with the Disclosing Party to minimize the violation and any damage resulting therefrom. With respect to any Confidential Information disclosed to the Receiving Party, the nondisclosure obligation shall last for five (5) years from the date of disclosure of such Confidential Information.

11.3. Exclusions.
      ----------

     (a) "Confidential Information" shall exclude any particular information that (i) was, at the time of disclosure to it, lawfully in the public domain; (ii) after disclosure to it, is lawfully published or otherwise lawfully becomes part of the public domain through no fault of the Receiving Party; (iii) except for the material terms of the Agreement, was lawfully in the possession of the Receiving Party at the time of disclosure to it; (iv) was received after disclosure to it from a third party who had a lawful right to disclose such information to it without any obligation to restrict its further use or disclosure; and (v) was independently developed by the Receiving Party without reference to Confidential Information of the Disclosing Party. In addition, a Party shall not be considered to have breached its obligations by disclosing Confidential Information of the other Party to the minimum extent required to satisfy any legal requirement of a competent government body provided that, immediately upon receiving any such request and to the extent that it may legally do so, such Party advises the Disclosing Party promptly and prior to making such disclosure in order that the Disclosing Party may interpose an objection to such disclosure, take action to assure confidential handling of the Confidential Information, or take such other action as it deems appropriate to protect the Confidential Information.

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     (b)  Nothing in this Article 11 shall be construed or interpreted as a representation or agreement to restrict assignment or reassignment of a Party's employees. Subject to each Party's obligations under the Agreement, neither Party shall be precluded from participating in business activities that may be competitive with the other Party.

11.4. Residual Knowledge.
      ------------------

      Nothing contained in this Agreement shall restrict either Party from the use of any ideas, concepts, know-how, methodologies, processes, technologies, algorithms or techniques relating to the Services that either Party, individually or jointly, develops or discloses under this Agreement, provided that in doing so such Party does not breach its obligations under this Article or infringe the intellectual property rights of the other Party or third parties who have licensed or provided materials to such Party.

11.5. Customer Data.
      -------------

      (a) Without limiting Vendor's obligations under Section 11.2 of the Master Agreement with respect to Customer Data, Vendor shall only use Customer Data to the extent necessary to fulfill its obligations under this Agreement.

      (b) Vendor shall institute "standard industry practices" physical and logical security measures with respect to facilities and systems used to provide the Services, including with respect to any shared processing or network environments and with respect to the access and controls it affords to its employees, Affiliates and subcontractors (including the employees of each) to guard against, identify and promptly terminate the unauthorized access, alteration or destruction of Customer Data.

12.  REPRESENTATIONS, WARRANTIES AND COVENANTS

     12.1. Compliance with Specifications and Applicable Laws.
           --------------------------------------------------

           Vendor covenants that it shall perform the Services in accordance with the terms of this Agreement. Vendor represents that the Services offered to Customer are, and warrants that after the Effective Date Services purchased by Customer shall be, in conformance with applicable federal, state and local laws and regulations, including FCC requirements and specifications.

     12.2. Non-Infringement.
           ----------------

           Vendor warrants that the Services shall not knowingly infringe, and that Vendor shall perform its responsibilities under this Agreement in a manner that does not infringe, or constitute an infringement or misappropriation of, any patent, copyright, trademark, trade secret or other proprietary rights of Customer or any third party.

     12.3. Technology.
           ----------

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           Vendor covenants that in the event that Vendor provides any hardware and software upgrades as part of the Services, such upgrades shall be without additional charge to Customer. Vendor will implement software and hardware upgrades to the extent such upgrades are necessary to maintain the quality of Services as specified in this Agreement, stay consistent with industry standards and otherwise meet its obligation to provide Services hereunder.

     12.4. Year 2000.
           ---------

           Vendor represents that the Services offered to Customer are, and warrants that Services provided to Customer shall be, Year 2000 Compliant. "Year 2000 Compliant" means that the Services satisfy the requirements set forth below:

           (a)  Limited Warranty. Vendor warrants that the Services will be Year
                ----------------
                2000 Compliant, pursuant to the terms of this Section 12.4 (hereinafter referred to in this Section as the "Year 2000 Compliance Limited Warranty"). Vendor warrants that in connection with Calendar-Related data and Calendar-Related processing of Date Data or of any System Date, the Services, as a whole or by its components, as to the Year 2000 will not malfunction, will not cease to function, will not generate incorrect data, will not produce incorrect results, and will represent dates without ambiguity when providing Calendar-Related data to and accepting Calendar-Related data from other automated, computerized, and/or software systems and users via use interfaces, electronic interfaces, and data storage.

                In the event of any Year 2000 Noncompliance with respect to the Services when and as specified herein, Vendor shall, as Customer's sole and exclusive remedy, repair or replace the affected Services within a reasonable period of time as determined by the severity of the failure and the level of effort necessary to correct such failure.

                Vendor shall meet the obligations set forth in this Year 2000 Compliance Limited Warranty provided that all Customer or third party supplied computer software, computer firmware, and computer hardware that directly interface with the Services, co-exist with the Services, or directly influence the Services' operation, are also demonstrated to comply with this Year 2000 Compliance Limited Warranty.

          (b)   Disclaimer. Except as provided by this Year 2000 Compliance
                ----------
                Limited Warranty, Vendor shall not be liable for any failure of the AOLnet to be Year 2000 Compliant.

          (c)   Definitions. For the purposes of this Year 2000 Compliance
                -----------
                Limited Warranty, the following defined terms shall have the following meanings:

                (i) "AOLnet" means that portion of the Customer network in the United States, which is managed by Vendor. "AOLnet" does not include equipment, telephone circuits, networks, network equipment, or telephone circuits not owned or controlled by Vendor.

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

          (ii) "Calendar-Related" refers to date values based on the Gregorian calendar, which includes Leap Years, and to all uses in any manner of those date values, including without limitation, manipulations calculations, conversions, comparisons, and presentation.

          (iii) "Date Data" means any Calendar-Related data the inclusive range January 1, 1900 through December 31, 2035, which the Services uses in any manner.

          (iv) "System Date" means any Calendar-Related data value in the inclusive range January 1, 1985 through December 31, 2035 (including the natural transition between such values), which the Services shall be able to use as its current date while operating.

          (v) "Year 2000" Noncompliance" means any failure of the Services to be Year 2000 Compliant.

13.  TERMINATION

     13.1. Termination of Master Agreement for Cause.
           -----------------------------------------

           (a)  Customer's Right to Terminate. In addition to any other rights
                -----------------------------
                or remedies to which Customer may be entitled under this Agreement, in the event that:

                (i) Vendor commits a material breach of this Agreement, which breach is not cured within thirty (30) calendar days after notice of breach from Customer to Vendor;

                (ii) Vendor commits repeated material breaches of this Agreement, even if cured;

                (iii) Vendor violates either Section 3.2 (Resale of Dedicated
                      Resources) or Vendor's core obligations with respect to the most-favored customer provisions set forth in the Schedules (e.g., Section 8.3(b) of Schedule B); or

                (iv) there is a total or near-total outage of any of the Services that, while it may last fewer than thirty (30) calendar days, is widespread and prolonged enough to justify a reasonable person, considering all relevant industry standards, to terminate the Agreement, then Customer may, at its option and in its sole discretion, exercise the Agreement Termination Right for cause; provided, however, if Customer's termination for cause right is solely related to the Other Services, Customer may only exercise the Agreement Termination Right with respect to the Other Services. In the event of a termination of Customer's obligations with respect to the Purchase Commitments as a result of termination of the Agreement or any Schedule, Customer shall have no further liability to Vendor with respect to such

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                       CONFIDENTIAL TREATMENT REQUESTED

          Purchase Commitments. To the extent new services are added to this Agreement, defaults will be as specified therein.

     (b)  Vendor's Right to Terminate. In addition to any other rights or
          ---------------------------
          remedies to which Vendor may be entitled under this Agreement, in the event that

          (i) Customer commits a material breach of this Agreement, including non-payment of undisputed amounts due and owing to Vendor in accordance with the terms of this Agreement, which breach is not cured within thirty (30) calendar days after notice of breach from Vendor to Customer; or

          (ii) Customer fails to meet its obligations with respect to the Purchase Commitments in accordance with and subject to the terms of this Agreement, which failure is not cured within thirty (30) calendar days after notice of failure from Vendor to Customer; provided, however, Customer shall be deemed not to have failed to meet its Purchase Commitments if it pays Vendor such amounts that Customer would have otherwise had to pay if Customer actually met such Purchase Commitments, then Vendor, at its option and in its sole discretion, may terminate this Agreement; provided, however, if Vendor's termination for cause right is solely related to the Other Services, Vendor may only exercise the Agreement Termination Right with respect to the Other Services. To the extent new services are added to this Agreement, defaults will be as specified therein.

13.2. No Implication Against Materiality.
      ----------------------------------

      The inclusion of any provision, obligation or duty in Section 13.1, or any statement in this Agreement, that a particular provision, obligation or duty is "material" shall not be construed to imply that any other provision, obligation or duty in this Agreement is not material.

13.3. Termination for Change of Control.
      ---------------------------------

      In the event of (a) a change in control of Vendor where such control is acquired, directly or indirectly, in a single transaction or series of related transactions, (b) all or substantially all of the assets of Vendor are acquired by or transferred to any entity, or (c) Vendor is merged with or into another entity to form a new entity, then at any time after any such event, Customer may, at its option and in its sole discretion, exercise the Agreement Termination Right; provided, however, nothing in this Section shall apply in a change in control resulting from or arising out of the closing of the proposed merger of GTE Corporation and Bell Atlantic Corporation (including any transaction in which any assets of Vendor are transferred back to any Affiliate of the combined GTE/Bell Atlantic corporation), unless the acquirer or merged entity is (i) a Significant Competitor of Customer (as such list of Significant Competitors may be modified from time-to-time by Customer on notice following August 31, 2000 to add additional significant competitors of Customer) or (ii) one of the following entities: MCI Worldcom, Sprint, Qwest or Level 3, or an Affiliate of such entities.


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     13.4. Termination/Expiration Assistance; Transition Period.
           ----------------------------------------------------

           Upon expiration of this Agreement or any Schedule, or upon any termination or cancellation of this Agreement or any Schedule by either Party (whether or not for cause), Customer may decommission all Services corresponding to the Agreement or any such Schedule, as applicable, and Vendor shall (i) provide Customer, or at Customer's request Customer's designee, reasonable assistance and consultation to enable Customer (or Customer's designee) to ensure a smooth and timely transition of network control and management to Customer (as applicable), and to transition Customer's purchase of services similar to the Services then expiring or being terminated to another vendor, and (ii) continue to provide the Services then expiring or being terminated to Customer (at prices then in effect as of the date of such expiration, termination or cancellation) and otherwise perform all of its obligations under this Agreement (such obligations described in this Section 13.4 collectively "Transition Assistance") for a period (the "Transition Period") to be determined by Customer in its sole and absolute discretion; provided, however, that unless otherwise specified in a Schedule to the Agreement, the Transition Period shall not be longer than twelve (12) months after the effective date of such expiration, termination or cancellation. If the provision of such Transition Assistance follows a notice of termination by Vendor pursuant to Section 13.1(b) of this Master Agreement as a result of Customer's non-payment of undisputed amounts owed to Vendor, then Customer shall pay Vendor monthly in advance plus an equitable portion of the unpaid charges giving rise to termination that compensates Vendor for the provision of such Transition Assistance. As part of its obligation to provide Transition Assistance, Vendor shall include transferring all rights to Customer at no additional charge, for Customer and its designees' exclusive use, any telephone numbers used in providing the Services so that Customer or its designee may utilize such numbers in providing services (subject to the provisions of Schedule B regarding Vendor's obligations to obtain such telephone numbers for Customer).

14.  LIABILITY AND FORCE MAJEURE

     14.1. Liability Restrictions.
           ----------------------

           The liability restrictions and limitation provisions for each Service provided hereunder are set forth in the associated Schedule for such Service.

     14.2. Force Majeure.
           -------------

           (a) No Party shall be liable for any default or delay in the performance of its obligations under this Agreement if and to the extent such default or delay is caused, directly or indirectly, by fire, flood, lightning, earthquake, elements of nature or acts of God, strikes, lock-outs or other labor disturbance, riots, civil disorders, rebellions or revolutions in any country, or any other cause beyond the reasonable control of such Party; provided, however, that the non-performing Party is without fault in causing such default or delay, and such default or delay could not have been prevented by reasonable precautions and cannot reasonably be circumvented by the non-performing Party through the use of alternate sources, workaround plans or other means (each a "Force Majeure Event").

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               The failure of a supplier or subcontractor of Vendor to perform under its agreement with Vendor shall not constitute a Force Majeure Event for Vendor except to the extent such supplier's or subcontractor's failure to perform is caused by a Force Majeure Event.

          (b) In such event the non-performing Party shall be excused from further performance or observance of the obligation(s) so affected for as long as such circumstances prevail and such Party continues to use its commercially reasonable best efforts to recommence performance or observance whenever and to whatever extent possible without delay. In the event the Vendor is the non-performing Party, Customer shall be excused from paying for any Services affected by the Force Majeure Event. Any Party so delayed in its performance shall immediately notify the Party to whom performance is due by telephone (to be confirmed in writing within two (2) business days of the inception of such delay) and describe at a reasonable level of detail the circumstances causing such delay.

15.  INDEMNIFICATION

          Each Party agrees to indemnify, defend and hold harmless the other Party and its Affiliates and their respective officers, directors, employees, agents, successors, and assigns, from any and all losses, liabilities, damages and claims, and all related costs and expenses (including reasonable legal fees and disbursements and costs of investigation, litigation, settlement, judgment, interest and penalties) arising from, in connection with, or based on allegations of, any of the following:

          (a) third party claims arising from the indemnifying Party's material breach of any obligation, representation or warranty under this Agreement;

          (b) any claims of infringement of any patent, trademark, trade secret, copyright or other proprietary rights, alleged to have occurred based upon the provision by the indemnifying Party of materials, services or other resources to the indemnified Party;

          (c) the death or bodily injury of any agent, employee, customer, business invitee, or business visitor of the indemnified Party or any other person caused by the tortious conduct of the indemnifying Party; or

          (d) the damage, loss or destruction of any real or tangible personal property caused by the tortious conduct of the indemnifying Party.

16.  GENERAL

     16.1. Binding Nature and Assignment.
           -----------------------------

           This Agreement shall accrue to the benefit of and be binding upon the Parties hereto and any purchaser or any successor entity into which either Party has been merged or consolidated or to which either Party has sold or transferred all or substantially all of its assets. Neither Party may, or shall have the power to, assign this Agreement or delegate

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                        CONFIDENTIAL TREATMENT REQUIRED

          such Party's obligations hereunder without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed, except that Customer may assign its rights and obligations under this Agreement without the approval of Vendor to an entity which acquires all or substantially all of the assets of Customer, to any Affiliate of Customer, or to a successor in a merger or acquisition of Customer. Notwithstanding anything to the contrary in this Section, but not affecting any of Customer's rights under Section 13.3, Customer hereby consents to the assignment of this Agreement to any entity created as a result of or arising out of the closing of the proposed merger of GTE Corporation and Bell Atlantic Corporation, including any transaction in which any assets of Vendor are transferred back to any Affiliate of the combined GTE/Bell Atlantic corporation.

    16.2. Continued Performance and Governing Law.

          (a) Each Party agrees to continue performing its obligations under this Agreement while any dispute is being resolved except to the extent the issue in dispute precludes performance (dispute over payment shall not be deemed to preclude performance).

          (b) This Agreement and performance under it shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its choice of law principles.

    16.3. Entire Agreement.
          ----------------

          This Agreement, including any attached Schedules, sets forth the entire agreement of the Parties with respect to the transactions set forth herein.

    16.4. Notices.
          -------

          All notices, requests, demands, and determinations under this Agreement (other than routine operational communications or as otherwise specifically set forth herein (e.g., e-mail orders and Customer acceptance/rejection of Dedicated Dial-Up Access Ports or other Services)), shall be in writing and shall be deemed duly given
          (i) when delivered by hand, (ii) one (1) business day after being given to an express, overnight courier with a reliable system for tracking delivery, (iii) when sent by confirmed facsimile with a copy delivered by another means specified in this Section, or (iv) four (4) business days after the day of mailing, when mailed by United States mail, registered or certified mail, return receipt requested, postage prepaid, and addressed as follows:


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 -------------------------------------------------------------------------------
 To Customer:                                  To Vendor:
 -----------                                   ---------
 America Online, Inc.                          BBN Corporation
 12100 Sunrise Valley Drive                    9810 Patukent Woods Drive
 Reston, Virginia  20190                       Columbia, MD  21046
 Attn:  Geraldine MacDonald, Vice President    Attn:  Vice President and
        AOLnet Operations                             General Manager
 Fax:  (703) 265-5988                          Fax:  (410) 309-8315

 Copies to:                                    Copy to:
 ---------                                     -------
 America Online, Inc.                          GTE Internetworking
 22000 AOL Way                                 3 Van de Graaff Drive
 Dulles, Virginia  20166                       Burlington, MA 01803
 Attn: General Counsel                         Attn: General Counsel
 Fax:  (703) 265-1495                          Fax:  (781) 262-3408

 America Online, Inc.
 22000 AOL Way
 Dulles, Virginia  20166
 Attn:  President Of Business Affairs
 Fax:  (703) 265-1206
 -------------------------------------------------------------------------------

      A Party may from time to time change its address or designee for notification purposes by giving the other prior written notice of the new address or designee and the date upon which it will become effective.

16.5. Counterparts.
      ------------

      This Agreement may be executed in several counterparts, all of which taken together shall constitute one single agreement between the Parties hereto.

16.6. Relationship of Parties.
      -----------------------

      The Parties to this Agreement are independent contractors. Neither Party is an agent, representative, or partner of the other Party. Neither Party shall have any right, power or authority to enter into any agreement for or on behalf of, or incur any obligation or liability of, or to otherwise bind, the other Party. This Agreement shall not be interpreted or construed to create an association, agency, joint venture or partnership between the Parties or to impose any liability attributable to such a relationship upon either Party.

16.7. Severability.
      ------------

      In the event that any provision of this Agreement conflicts with the law under which this Agreement is to be construed or if any such provision is held invalid by a court with jurisdiction over the Parties, such provision shall be deemed to be restated to reflect as nearly as possible the original intentions of the Parties in accordance with applicable law. The remainder of this Agreement shall remain in full force and effect.

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     16.8.  Waiver of Default.
            -----------------

            No amendment, waiver or discharge hereof shall be valid unless in writing and signed by an authorized representative of the Party against which such amendment, waiver, or discharge is sought to be enforced. A delay or omission by either Party hereto to exercise any right or power under this Agreement shall not be construed to be a waiver thereof. A waiver by either of the Parties hereto of any of the covenants to be performed by the other or any breach thereof shall not be construed to be a waiver of any succeeding breach thereof or of any other covenant herein contained.

     16.9.  Cumulative Remedies.
            -------------------

            Except as otherwise expressly provided herein, all remedies provided for in this Agreement shall be cumulative and in addition to and not in lieu of any other remedies available to either Party at law, in equity or otherwise.

     16.10. Survival.
            --------

            Articles 10, 11, 14, 15, and 16 of this Master Agreement and,
            Section 1.2 of this Master Agreement, Schedule A, and Section 6.6 of Schedule B will survive the completion, expiration, termination or cancellation of the Agreement. In addition, any obligations which expressly or by their nature are to continue after termination, cancellation or expiration of the Agreement shall survive and remain in effect.

     16.11. Publicity.
            ---------

            (a)  Promotional Materials. Each Party shall submit to the other
                 ---------------------
                 Party, for its prior written approval, which will not be unreasonably withheld or delayed, any marketing, advertising, or other promotional materials to the extent such materials reference the other Party or the other Party's trade names, trademarks, and service marks (such materials the "Promotional Materials").

            (b)  Press Releases. The Parties will prepare a mutually acceptable
                 --------------
                 joint press release for release following the Effective Date. Each Party will submit to the other Party, for its prior written approval, which will not be unreasonably withheld or delayed, any press release or any other public statement (each, a "Press Release") related to the transactions contemplated hereunder. Without limiting the generality of the foregoing, the inclusion in any such Press Release of any Confidential Information or any information relating to prices or purchase commitment terms of this Agreement shall be grounds for withholding approval of such Press Release.

     16.12. Certain Regulatory Events.
            -------------------------

            In the event that Vendor is obligated under applicable law to provide any of the Services in accordance with tariffs filed with a governmental authority, then Vendor shall file the terms and conditions of this Agreement with such authority such that applicable law will require no change in the obligations of each Party under the Agreement. In the event that Vendor fails to file the terms and conditions of this Agreement in accordance with this Section, Customer may, at its option and in its sole discretion, exercise the

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            Agreement Termination Right for cause for those Schedules
            corresponding to the affected Services.

     16.13. Amendment.
            ---------

            This Agreement shall not be modified, amended or in any way altered except by an instrument in writing signed by both Parties.

     16.14. Incorporation by Reference.
            --------------------------

            Schedules A, B, C and D (including any Exhibits attached to such Schedules) are hereby incorporated by reference into this Master Agreement.












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     16.15. Construction.
            ------------

            The Parties agree that this Agreement was jointly drafted by the Parties and each Party further agrees that they shall not assert a claim that a particular provision should be construed against the other Party as the drafter of the provision. In addition, the headings and the table of contents in the Agreement are intended to be for reference purposes only and shall in no way be construed to modify or restrict, and shall not be considered in the construction or interpretation of, any of the terms or provisions of the Agreement.


IN WITNESS WHEREOF, Customer and Vendor have each caused this Agreement to be signed and delivered by its duly authorized officer as of the Effective Date.


AMERICA ONLINE, INC.                   BBN CORPORATION

By: /s/ America Online, Inc.           By: /s/ Paul R. Gudonis
   --------------------------             -------------------------

Printed:                               Printed: Paul R. Gudonis
        ---------------------                  --------------------

Title:                                 Title: President
      ------------------------               ----------------------




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                                   SCHEDULE A

                                  Definitions

"Acceptance Criteria" means the criteria used to determine whether a Service is ready for Final Acceptance. The Acceptance Criteria shall include the requirements that the Service complies with all mutually agreed-upon testing criteria as set forth in a Schedule to the Agreement and such other criteria as may be developed and agreed upon by the Parties.

"Affiliate" of any entity means any other entity controlling, controlled by or under common control with such entity.

"Agreement" has the meaning set forth in the preamble to the Master Agreement.

"Agreement Termination Right" means the right of a Party to terminate, without cost or liability and as of the date specified in a written notice of termination to Vendor, (a) the Schedule to which the breach giving rise to such Agreement Termination Right relates, or (b) the entire Agreement. Any Schedule not so terminated shall remain in full force and effect.

"Aggregate DSL Subscriber Lines" means the aggregate number of Subscriber Lines providing xDSL broadband services that utilize the Broadband Backhaul Services provided by Vendor or its Affiliates or the broadband backhaul services of any other party. "Aggregate DSL Subscriber Lines" shall exclude Subscriber Lines of any entity purchased, acquired, or merged with Customer or any Affiliate that, as of the date of such purchase, acquisition or merger, are contractually committed to another vendor of broadband backhaul services; provided that such Subscriber Lines of such entity shall be excluded only for so long as the duration (determined as of the date of such purchase, acquisition, or merger) of such contractual commitment plus a mutually agreeable transition period.

"Aggregate Other Broadband Subscriber Lines" means the aggregate number of Subscriber Lines providing broadband services that utilize the Broadband Backhaul Services provided by Vendor or its Affiliates or the broadband backhaul services of any other party. "Aggregate Other Broadband Subscriber Lines" shall exclude (a) Subscriber Lines that transmit xDSL services, (b) Subscriber Lines that utilize broadband services that are [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] service (i.e., a service where the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment], and (c) Subscriber Lines of any entity purchased, acquired, or merged with Customer or any Affiliate that, as of the date of such purchase, acquisition or merger, are contractually committed to another vendor of broadband backhaul services; provided that such Subscriber Lines of such entity shall be excluded only for so long as the duration (determined as of the date of such purchase, acquisition, or merger) of such contractual commitment plus a mutually agreeable transition period.

"Aggregate Subscriber Lines" means the Aggregate DSL Subscriber Lines and Aggregate Other Broadband Subscriber Lines, collectively.

"All New Ports MP Change Date" shall mean, for any New Dial-Up Market Price Notice, the later of (a) the New Dial-Up Market Price Effective Date corresponding to such New Dial-Up Market Price Notice, and (b) [*Material Omitted and Separately Filed Under an Application for Confidential Treatment].

"ANI" has the meaning set forth in Section 11.1 of the Master Agreement.

"AOL Average" means, for a particular Service Level metric, the average performance achieved with respect to such metric by other vendors of Customer providing services similar to the Services corresponding to such Service Level metric covering the same measurement period as the corresponding Service Level measurement period.

"AOL Information Service" means a service (a) containing branding owned or controlled by Customer or a Customer Affiliate, or using all or a portion of Customer's or a Customer Affiliate's network or backend systems, or (b) in which content, communications services and/or transactions are


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Network Services Agreement     America Online, Inc./BBN Corporation CONFIDENTIAL
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

provided to end-users through the use of any protocols, standards, platforms, media or other methodology now or hereafter existing (including the Internet and similar protocols, standards and platforms) from host server computers through the use of client software resident on other computers or access devices.

"Applicable DUP Purchaser" has the meaning set forth in Section 8.3(b) of Schedule B.

"Area Delivery Target" has the meaning set forth in Section 2.2(b) of Schedule
B.

"Base Port MP Change Date" shall mean, for any New Dial-Up Market Price Notice, the later of (a) the New Dial-Up Market Price Effective Date corresponding to such New Dial-Up Market Price Notice, and (b) [*Material Omitted and Separately Filed Under an Application for Confidential Treatment].

"BPS", whether or not capitalized, shall mean bits per second.

"Broadband Backhaul" shall means the facility and associated managed services, however provided in terms of technology, for receiving broadband traffic from the public switched telephone network, a cable network, or a wireless network, satellite network or other technologies, and delivering that traffic to a Customer facility, where the end-user has initiated the connection. "Broadband Backhaul" includes the provision of interconnection to an aggregation point and the transport of bits from that aggregation point to a Customer facility.

"Broadband Backhaul Delivery Period" means, with respect to any New LATA, the period commencing on the date Customer provides Vendor with the corresponding New LATA Notice and ending on the later of (a) [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] days following such date, and (b) if and only if Vendor has performed its obligations with respect to the ATM intra-LATA interconnect (e.g., ordering of the circuit, management of the associated third-party vendors), [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] days following the date on which the local access provider is ready to activate the ATM intra-LATA interconnect in such New LATA.

"Broadband Backhaul Market Vendor" has the meaning set forth in 7.2(a)(i)(2) of Schedule C.

"Broadband Backhaul Purchase Commitments" means the DSL Purchase Commitment and the Other Broadband Purchase Commitment, collectively.
"Broadband Backhaul Services" means (i) Broadband Backhaul ordered by Customer pursuant to an Order to the extent accepted by Vendor pursuant to Schedule C and managed network services associated therewith (including those services described in Article 5 of Schedule C), and (ii) any other services described in an Order to the extent accepted by Vendor pursuant to Schedule C, each of (i) and (ii) as such services may change in accordance with the Agreement.

"Broadband Specifications" has the meaning set forth in Article 8 of Schedule C.

"Broadband Term" has the meaning set forth in Article 1 of Schedule C.

"Comparable Broadband Backhaul Services" means managed broadband backhaul services that are comparable to Broadband Backhaul provided under Schedule C (including comparable nationwide geographic distribution of Subscriber Lines utilizing Broadband Backhaul and comparable terms and conditions).

"Comparable Dial-Up Services" means dedicated, managed dial-up access services (not including usage-based dial-up access services) that are comparable to Dial-Up Access provided under Schedule B (including comparable nationwide geographic distribution of Dedicated Dial-Up Access Ports, and comparable terms and conditions).

"Confidential Information" has the meaning set forth in Section 11.1 of the Master Agreement.

"Covered Subscriber Line" has the meaning set forth in Section 9.1(b) of Exhibit C-2 of Schedule C.

"Customer" has the meaning set forth in the preamble to the Master Agreement.

"Customer Data" means (i) all information or data provided to, or otherwise learned or exposed to Vendor, Vendor's Affiliates or subcontractors by or on behalf of Customer or end users of Customer's



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                       CONFIDENTIAL TREATMENT REQUESTED

services in conjunction with use of the Services (including such information that is transmitted by or through the network(s) used to provide the Services), and (ii) information derived from such information.

"Dedicated Dial-Up Access Port" is a Dial-Up Access Port that is (a) available solely to the Customer and Special Affiliates, as applicable, and the end users of Customer's and Special Affiliates' services, and (b) is not available to any other party.

"Dial-Up Acceptance Test Period" has the meaning set forth in Section 2.7(a) of Schedule B.

"Dial-Up Acceptance Testing" has the meaning set forth in Section 2.7(a) of Schedule B.

"Dial-Up Access" is the facility and associated end-to-end, managed services, however provided in terms of technology, for receiving analog or ISDN in-bound calls from the public switched telephone network on demand and converting those signals to digital form for transmission over digital networks, where the end-user has initiated the call. "Dial-Up Access" includes the provision of Dial-Up Access Ports.

"Dial-Up Access Port" is the capacity to offer Dial-Up Access to one (1) incoming analog or ISDN in-bound call, plus signaling channels.

"Dial-Up Access Services" means (i) the "modems," managed, end-to-end network services associated therewith, provided by Vendor to Customer under the Original Agreement, (ii) Dial-Up Access ordered by Customer pursuant to an Order to the extent accepted by Vendor pursuant to Schedule B and fully managed, end-to-end network services associated therewith (including those services described in Article 6 of Schedule B, and (iii) any other services described in an Order to the extent accepted by Vendor pursuant to Schedule B, each of (i), (ii) and
(iii) as such services may change in accordance with the Agreement.

"Dial-Up Access Specifications" mean those Specifications described in Section
9.1 of Schedule B.

"Dial-Up Access Term" shall have the meaning set forth in Article 1 of Schedule
B.

"Dial-Up Market Vendor" has the meaning set forth in Section 8.3(a)(i)(2) of Schedule B.

"Dial-Up Market Vendor Trigger" has the meaning set forth in Section 8.3(a)(i) of Schedule B.

"Dial-Up Nonconformity" has the meaning set forth in Section 2.7(b)(i) of Schedule B.

"Dial-Up Purchase Commitment" has the meaning set forth in Section 2.8(a) of Schedule B.

"Disclosing Party" has the meaning set forth in Section 11.1 of the Master Agreement.

"DSL Purchase Commitment" has the meaning set forth in Section 2.1 of Exhibit C-1 of Schedule C.

"Effective Date" has the meaning set forth in the preamble to the Master Agreement.

"Existing Calling Areas" means any rate center or calling area in which Vendor
(a) before the Effective Date provided, or agreed to provide, Dial-Up Access Services to Customer (e.g., pursuant to the Original Agreement), or (b) during the Term provides, or agrees to provide (e.g., pursuant to an Order), Dial-Up Access Services to Customer.

"Existing Dedicated Dial-Up Access Port" has the meaning set forth in Section 8.1(b) of Schedule B.

"Existing LATA" means, at any given point in time, any LATA in which Vendor has already provisioned Broadband Backhaul for xDSL for any customer.

"Final Acceptance" has the meaning set forth in Section 2.7(c) of Schedule B.

"Force Majeure Event" has the meaning set forth in Section 14.2 of the Master Agreement.

"Include," "includes", and "including", whether or not capitalized, shall mean "include but are not limited to", "includes but is not limited to", and "including but not limited to", respectively.

"Incremental New Ports MP Change Date" shall mean, for any New Dial-Up Market Price Notice, the later of (a) the New Dial-Up Market Price Effective Date corresponding to such New Dial-Up Market Price Notice, and (b) [*Material Omitted and Separately Filed Under an Application for Confidential Treatment]..


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                       CONFIDENTIAL TREATMENT REQUESTED

"L2TP" means Layer Two Tunneling Protocol.

"Leased Items" has the meaning set forth in Section 8.1(a)(ii) of Schedule B.

"Master Agreement" shall mean the Agreement excluding the Schedules to the Agreement.

"Measurement Date" has the meaning set forth in Section 3.1 of Exhibit C-1 of Schedule C.

"Monthly Aggregate Subscriber Line Charge" has the meaning set forth in Section 2.3(a) of Exhibit C-2 of Schedule C.

"Monthly DAP Charge" has the meaning set forth in Section 8.1(b) of Schedule B.

"Monthly EDAP Charge" has the meaning set forth in Section 8.1(a) of Schedule B.

"Monthly Pass-Through Expenses" has the meaning set forth in Section 7.1(b) of Schedule C.

"Monthly Per Subscriber Line Charge" has the meaning set forth in Section 2.1 of Exhibit C-2 of Schedule C.

"Monthly Subscriber Line Aggregate" has the meaning set forth in Section 2.3(a) of Exhibit C-2 of Schedule C.

"Monthly Target" has the meaning set forth in Section 2.2 of Schedule B.

"New Broadband Backhaul Market Price" has the meaning set forth in Section 7.2(a)(i)(1) of Schedule C.

"New Broadband Backhaul Market Price Effective Date" means the date that is ninety (90) calendar days after the New Broadband Backhaul Market Price Notice Date corresponding to a New Broadband Backhaul Market Price Notice provided by Customer.

"New Broadband Backhaul Market Price Notice" has the meaning set forth in
Section 7.2(a)(ii) of Schedule C.

"New Broadband Backhaul Market Price Notice Date" has the meaning set forth in
Section 7.2(a)(ii) of Schedule C.

"New Broadband Backhaul Market Price Response" has the meaning set forth in 7.2(a)(ii) of Schedule C.

"New Calling Area" means any rate center or calling area which is not an Existing Calling Area.

"New Dial-Up Market Price" has the meaning set forth in Section 8.3(a) of Schedule B.

"New Dial-Up Market Price Effective Date" means the date that is ninety (90) calendar days after the New Dial-Up Market Price Notice Date corresponding to a New Dial-Up Market Price Notice provided by Customer.

"New Dial-Up Market Price Notice" has the meaning set forth in Section 8.3(a)(ii) of Schedule B.

"New Dial-Up Market Price Notice Date" has the meaning set forth in Section 8.3(a)(ii) of Schedule B.

"New Dial-Up Market Price Response" has the meaning set forth in Section 8.3(a)(ii) of Schedule B.

"New LATA" means, at a given point in time, any LATA in which Vendor has not already provisioned Broadband Backhaul for xDSL for any customer.

"New LATA Notice" has the meaning set forth in Section 1(c) of Schedule C.

"New Port" means any Dedicated Dial-Up Access Port that is not a Existing Dial-Up Access Port.

"NOC" means a network operations center.

"Non-Terminable Breach" means a breach that does not, in and of itself, give rise to Customer's right to exercise the Agreement Termination Right.

"Normalization Methodology" has the meaning set forth in Section 8.4(a) of Schedule B.

"Order" means any valid order submitted by Customer pursuant to a Schedule to this Agreement to the extent accepted or deemed accepted by Vendor pursuant to such Schedule.

"Order Fulfillment Period" has the meaning set forth in Section 2.2 of Schedule
B.

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"Original Agreement" has the meaning given in Section 1.1(b) of the Master
Agreement.

"Other Broadband Purchase Commitment" has the meaning set forth in Section 2.2 of Exhibit C-1 to Schedule C.

"Other Services Purchase Commitment" has the meaning set forth in Schedule D.

"Other Vendors' Decom Share" means for any calendar quarter, the amount calculated as (a) the total number of Dedicated Dial-Up Access Ports (including usage-based Dial-Up Access Services adjusted using the Normalization Methodology) provided to Customer other than by Vendor that are decommissioned by Customer in such quarter, divided by (b) the total number of Dedicated Dial-Up Access Ports (including usage-based Dial-Up Access Services adjusted using the Normalization Methodology) provided to Customer other than by Vendor that are installed and accepted at the beginning of such quarter.

"Out-of-Pocket Expenses" shall mean reasonable, verifiable and actual out-of-pocket expenses and associated taxes, if any, incurred by a Party, but excluding that Party's overhead costs (or allocations thereof), administrative expenses or other mark-ups.

"Owned Items" has the meaning set forth in Section 8.1(a)(ii) of Schedule B.

"Party" and "Parties" has the meaning set forth in the preamble to the Master Agreement.

"Peak Resale Window" has the meaning set forth in Section 4(b) of Schedule B.

"POP" means point of presence.

"Pre-Term Private Line Agreements" has the meaning set forth in Schedule D.

"Press Release" has the meaning set forth in Section 16.11(b) of the Master Agreement.

"Private Line Services" has the meaning set forth in Schedule D.

"Promotional Materials" has the meaning set forth in Section 16.11(a) of the Master Agreement.

"Purchase Commitments" means (i) the Dial-Up Purchase Commitment, (ii) the Broadband Backhaul Purchase Commitments, and (iii) the Other Services Purchase Commitment, collectively.

"Receiving Party" has the meaning set forth in Section 11.1 of the Master Agreement.

[*Material Omitted and Separately Filed Under an Application for Confidential Treatment] has the meaning set forth in Section 8(e) of Schedule C.

"Reportless Ports" has the meaning set forth in Section 8.5(a) of Schedule B.

"Resold Dial-Up Access" has the meaning set forth in Section 4(a) of Schedule B.

"Service Levels" means the quantitative and qualitative service levels identified as such the Schedules to this Agreement.

"Services" means, collectively (i) Dial-Up Access Services, (ii) Broadband Backhaul Services, (iii) Other Services, and (iv) any other services that the Parties mutually agree in writing that are governed by the terms of this Agreement.

"Significant Competitor" means, solely with respect to Section 13.3 of the Master Agreement, any of the following entities or their Affiliates (which entities may be modified from time-to-time by Customer on notice following August 31, 2000): [*Material Omitted and Separately Filed Under an Application for Confidential Treatment].

"Special Affiliate" means, with respect to Customer, (i) Customer's Affiliates,
(ii) any other entity in which Customer holds, either directly or indirectly, at least an [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] equity interest, or (iii) any entity which operates or distributes, or is authorized to operate or distribute, an AOL Information Service.

"Specifications" means the specifications and other requirements for the Services identified as such in a Schedule to the Agreement.

"Subscriber Line" means a dedicated connection, between an end user of services of Customer or one of its Affiliates and an aggregation point, that is

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

                       CONFIDENTIAL TREATMENT REQUESTED

activated and purchased by Customer or one or its Affiliates to provide services to such end user.

"Term" has the meaning set forth in Article 2 of the Master Agreement.

"Transition Assistance" has the meaning set forth in Section 13.4 of the Master Agreement.

"Transition Period" has the meaning set forth in Section 13.4 of the Master Agreement.

"Valid Order Rejection Reason" has the meaning set forth in Section 2.3(a) of Schedule B.

"Vendor" has the meaning set forth in the preamble to the Master Agreement.

"Vendor Broadband Subscriber Line" means a Subscriber Line used to transmit broadband services that utilize the Broadband Backhaul Services provided by Vendor or its Affiliates.

"Vendor Decom Share" means for any calendar quarter, the amount calculated as
(a) the total number of Dedicated Dial-Up Access Ports (including usage-based Dial-Up Access Services adjusted using the Normalization Methodology) provided by Vendor that are decommissioned by Customer in such quarter, divided by (b) the total number of Dedicated Dial-Up Access Ports (including usage-based Dial-Up Access Services adjusted using the Normalization Methodology) provided by Vendor that are installed and accepted at the beginning of such quarter.

"Vendor ISP Affiliate" means any Affiliate of Vendor that offers online or Internet connectivity services (e.g., an Internet service provider) to consumers.

"Vendor Network" means any and all of the network or networks that support Services ordered and accepted by Customer hereunder.

"Waiver" has the meaning set forth in Section 1.2(b) of the Master Agreement.

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                       CONFIDENTIAL TREATMENT REQUESTED

                                   SCHEDULE B

        Dial-Up Access Services, Service Levels, Pricing and Other Terms

1.   TERM

     The term of this Schedule B shall begin on the Effective Date and shall expire on December 31, 2006, unless terminated earlier in accordance with the Agreement, or extended by mutual written agreement (such period, as terminated earlier or so extended, the "Dial-Up Access Term").

2.   ORDERING

     2.1. New Markets.

          Vendor from time to time shall deliver to Customer a listing of any new rate centers or calling areas that are in addition to the Existing Calling Areas within which Vendor is willing to provide Dial-Up Access Services.

     2.2. Customer Submission of Orders.
          -----------------------------

          To order any Dial-Up Access Services, Customer shall submit to Vendor an order for such services covering the three-calendar month period beginning at least ninety (90) days following submission of the order (such three-month period the "Order Fulfillment Period"). Each order will set forth the following:

          (a) the cumulative number of Dedicated Dial-Up Access Ports that Vendor must have installed and activated as of the end of each calendar month of an Order Fulfillment Period (for each calendar month, such number the "Monthly Target"), and

          (b) the number of incremental Dedicated Dial-Up Access Ports for each calling area ordered by Customer during an Order Fulfillment Period (for each calling area, the "Area Delivery Target").

          Each order will be clearly marked as such, and will be delivered by Customer via electronic mail to such individuals designated in writing from time to time by Vendor. An e-mailed order will be valid only if it is submitted by the Vice President of AOLnet Operations, the Director for AOLnet Capacity Planning, or a designee of either.

     2.3. Vendor Acceptance or Rejection of Orders.
          ----------------------------------------

          (a)  Acceptance and Rejection Process.
               --------------------------------

               Vendor shall, within ten (10) business days after receipt of a valid order pursuant to Section 2.2 of this Schedule B, notify Customer of one of the following:

               (i)  its acceptance of such order; or

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                       CONFIDENTIAL TREATMENT REQUESTED

               (ii) its rejection of such order in whole or in part; provided that Vendor may reject an order if and only to the extent
                    (1) the Monthly Target for a calendar month exceeds the prior month's Monthly Target by more than [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] Dedicated Dial-Up Access Ports, (2) such order requests Dial-Up Access Services to be delivered in a New Calling Area, (3) such order does not reflect the same approximate weighted distribution of Dedicated Dial-Up Access Ports across Existing Calling Areas, or (4) such order requests the provision of Dedicated Dial-Up Access Ports in excess of the Dial-Up Purchase Commitment (each of (1), (2), (3) and (4) a "Valid Order Rejection Reason").

               If Vendor fails to provide Customer with such notice within such ten-day period, then such order shall be deemed accepted by Vendor. Vendor shall be obligated to deliver, in accordance with this Schedule B, the Dial-Up Access Services requested by Customer in an order to the extent such order is accepted or deemed accepted by Vendor. If Vendor rejects an order (or a portion thereof) for the reason described in Subsection (ii)(3) above, following notice of such objection by Vendor, the Parties will mutually agree on an equitable resolution consistent with the intent of this Section.

          (b)  Rejections by Vendor.
               --------------------

               To the extent that Vendor rejects an order (or portion thereof) for any reason other than a Valid Order Rejection Reason, the Dial-Up Purchase Commitment shall be reduced by the number of Dedicated Dial-Up Access Ports wrongfully rejected by Vendor.

          (c)  Additional Tasking.
               ------------------

               For any Order Fulfillment Period, in the event Vendor requests, Customer will provide Vendor with additional tasking of Dedicated Dial-Up Access Ports for Existing Calling Areas; provided, however, that such additional tasking shall not result in total tasking in excess of [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] Dedicated Dial-Up Access Ports above the Monthly Target for the third month of the such Order Fulfillment Period. Customer will designate the Existing Calling Areas in which any of the Dedicated Dial-Up Access Ports corresponding to such additional tasking will be provided by Vendor. Any additional tasking shall not affect the Monthly Targets.

     2.4. Cancellation Without Cause and Rescheduling of Orders.
          -----------------------------------------------------

          (a)  Pre-Acceptance or Pre-Rejection Cancellation or Modification by
               ---------------------------------------------------------------
               Customer.
               --------

               Prior to acceptance or rejection of an order by Vendor, Customer may rescind or modify, in whole or in part in its sole discretion, such order.

          (b)  Post-Acceptance Cancellation or Modification by Customer.
               --------------------------------------------------------

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                       CONFIDENTIAL TREATMENT REQUESTED

               (i) Customer may cancel or modify an Order in whole or in part at any time in its discretion prior to the delivery of the corresponding Dedicated Dial-Up Access Ports set forth in such Order; provided, however, that except to the extent otherwise agreed by Vendor, such cancellation or modification shall not result in circumstances that would constitute a Valid Order Rejection Reason. For any such cancellation or modification, Customer will pay to Vendor any incremental Out-of-Pocket Expenses actually incurred as a result of such cancellation or modification and that could not reasonably have been avoided by Vendor. Customer shall have no liability to Vendor for an Order cancelled pursuant to this Subsection (i) other than payment to Vendor of such Out-of-Pocket Expenses.

               (ii) Customer's cancellation or modification of an Order pursuant to this Subsection (b) shall not relieve Customer of its obligations with respect to the Dial-Up Purchase Commitment. In the event of significant changes to an Order by Customer, Vendor may provide Customer with notice of impaired ability to deliver, and the Parties shall mutually agree upon appropriate changes to the Monthly Targets.

     2.5. Delivery.
          --------

          (a)  Notification of Delivery by Vendor.
               ----------------------------------

               Vendor shall only deliver Dedicated Dial-Up Access Ports that Vendor reasonably and in good faith believes will satisfy the applicable Acceptance Criteria. Upon delivery of any Dedicated Dial-Up Access Port (but no sooner than such delivery), Vendor shall provide to Customer notification of such delivery by e-mail to the Vice President of AOLnet Operations, the Director for AOLnet Capacity Planning, or a designee of either. For purposes of Subsection (e) of Section 2.5, delivery of any Dedicated Dial-Up Access Port shall be deemed made upon Customer's receipt of such e-mail from Vendor.

          (b)  Early Delivery By Vendor.
               ------------------------

               Vendor may deliver Dedicated Dial-Up Access Ports ordered by Customer before the commencement of the corresponding Order Fulfillment Period.

          (c)  Initial Testing Failure of Dedicated Dial-Up Access Ports.
               ---------------------------------------------------------

               Notwithstanding the deemed delivery date described in the last sentence of Subsection (a) of this Section, if any Dedicated Dial-Up Access Port provided in a month is not accepted by Customer prior to the 15th day of the next month, then such Dedicated Dial-Up Access Port will be deemed not to have been delivered during the first month.

          (d)  Delivery of Additional Tasking.
               ------------------------------

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                       CONFIDENTIAL TREATMENT REQUESTED

               In any month, Customer shall not be required to accept any Dedicated Dial-Up Access Ports in excess of [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] Dedicated Dial-Up Access Ports above the Monthly Target for such month. With respect to any calling area, Customer shall not be required to accept any more Dedicated Dial-Up Access Ports in excess of the then-current Area Delivery Target for such calling area.

          (e)  Vendor Failures to Deliver.
               --------------------------

               (i)  Failure to Meet Monthly Target. If Vendor fails to deliver
                    ------------------------------
                    the Monthly Target in any month by more than [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] Dedicated Dial-Up Access Ports, then Customer may reduce the Dial-Up Purchase Commitment by the number of Dedicated Dial-Up Access Ports over [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] that Vendor fails to so deliver.

               (ii) Late Delivery.
                    -------------

                    Vendor shall use demonstrable good faith diligent efforts to deliver Dedicated Dial-Up Access Ports in accordance with an Order prior to the end of the corresponding Order Fulfillment Period. Customer may reduce the Dial-Up Purchase Commitment by the number of Dedicated Dial-Up Access Ports included in an Order (A) for which Vendor has not delivered a substantial portion of a Area Delivery Target by the end of the corresponding Order Fulfillment Period and (B) with respect to which Vendor has not used such efforts. In addition, Customer may cancel, at no cost or liability to Customer, the unfilled portion of the Order pertaining to such Dedicated Dial-Up Access Ports. In the event of such cancellation, Customer shall have no payment obligations to Vendor with respect to the Dedicated Dial-Up Access Ports corresponding to the cancelled portion or portions of the Order. Upon Customer's request, Vendor shall provide Customer with information and supporting documentation which demonstrates Vendor's good faith diligent efforts to deliver all Dedicated Dial-Up Access Ports set forth in an Order prior to the end of the corresponding Order Fulfillment Period (e.g., documents showing Vendor's ordering of circuits from an access provider necessary to provision such ordered Dedicated Dial-Up Access Ports as well as the corresponding response from such access providers (e.g., firm order commitment)).

     2.6. Ordering Process Review.
          -----------------------

          The Parties acknowledge that the ordering process set forth in this
          Article 2 may require modification during the Dial-Up Access Term, and that in such event the Parties shall meet to discuss amending this Schedule to reflect any mutually agreed-upon modifications.

     2.7. Acceptance Testing and Final Acceptance.
          ---------------------------------------

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                       CONFIDENTIAL TREATMENT REQUESTED

          (a)  Acceptance Testing. Dedicated Dial-Up Access Ports ordered
               ------------------
               hereunder will require acceptance testing by Customer as described in this Section. Customer will have up to a [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] business day period from the date such Dedicated Dial-Up Access Ports are delivered to Customer (the "Dial-Up Acceptance Test Period") in which to perform any reasonable testing as Customer in its sole discretion deems appropriate to determine whether such Dedicated Dial-Up Access Ports conform to their applicable Acceptance Criteria (the "Dial-Up Acceptance Testing"). If such Dedicated Dial-Up Access Ports meet their applicable Acceptance Criteria, Customer will notify Vendor (by electronic mail) that such Dedicated Dial-Up Access Ports have received Final Acceptance pursuant to Subsection (c) of this Section. Dedicated Dial-Up Access Ports activated and accepted by Customer prior to the Effective Date in accordance with the Original Agreement will be deemed accepted for purposes of this Agreement.

          (b)  Failure to Satisfy Acceptance Criteria.
               --------------------------------------

               (i) If Dedicated Dial-Up Access Ports fail to conform to their Acceptance Criteria (each such failure a "Dial-Up Nonconformity"), Customer will notify Vendor within the Acceptance Test Period (by electronic mail), specifying the nature of the failure in reasonable detail. Vendor will remove rejected Dedicated Dial-Up Access Ports from service pending further troubleshooting and corrective action. At no additional charge to Customer, Vendor shall use commercially reasonable efforts to repair, replace or otherwise correct the Dial-Up Nonconformity (and any other problems of which it has knowledge) as soon as reasonably practicable after receiving notice from Customer so that the Dedicated Dial-Up Access Ports meet the applicable Acceptance Criteria.

               (ii) Upon completion of such efforts and Vendor's re-release of Dedicated Dial-Up Access Ports to Customer, Customer shall have an additional [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] business day period to retest the re-delivered Dedicated Dial-Up Access Ports to determine whether the previously reported Dial-Up Nonconformity has been corrected and if such Dedicated Dial-Up Access Ports otherwise then meet the applicable Acceptance Criteria. This process will be repeated as necessary until all Dial-Up Nonconformities are corrected and such Dedicated Dial-Up Access Ports meet the applicable Acceptance Criteria.

               (iii) Notwithstanding Subsection (ii) above, if after [*Material
                     Omitted and Separately Filed Under an Application for Confidential Treatment] attempts for curing Dial-Up Nonconformities, Vendor has not delivered such Dedicated Dial-Up Access Ports conforming to the applicable Acceptance Criteria, then Customer may:


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

                       CONFIDENTIAL TREATMENT REQUESTED

                    (1) allow Vendor to continue to try to correct any Dial-Up Nonconformities;

                    (2) if mutually agreed upon by the Parties, accept such Dedicated Dial-Up Access Ports in their nonconforming condition and reduce Vendor's charges for such Dedicated Dial-Up Access Ports by a reasonable amount as mutually determined by the Parties that shall reflect the reduced value of such Dedicated Dial-Up Access Ports; or

                    (3) (A) cancel, in whole or in part, at no cost or liability to Customer the portion of the corresponding Order that does not conform as of a date specified in a written notice of cancellation issued by Customer, and
                         (B) so long as the Dial-Up Nonconformities affect at least[*Material Omitted and Separately Filed Under an Application for Confidential Treatment] ([*Material Omitted and Separately Filed Under an Application for Confidential Treatment]) of the Order, cancel, in whole or in part, at no cost or liability to Customer the unfilled portion of the corresponding Order as of a date specified in a written notice of cancellation issued by Customer. Customer shall have no payment obligations to Vendor with respect to any cancelled portion of an Order.

          (c)  Final Acceptance. Dedicated Dial-Up Access Ports ordered by
               ----------------
               Customer shall be deemed to be accepted (such acceptance the "Final Acceptance") only upon the earlier of: (i) receipt by Vendor of written notice by Customer certifying that such Dedicated Dial-Up Access Ports conform to the applicable Acceptance Criteria; or (ii) the expiration of the Dial-Up Acceptance Testing Period for such Dedicated Dial-Up Access Ports without notice of rejection by Customer. Notwithstanding anything to the contrary herein, Final Acceptance of Dedicated Dial-Up Access Ports shall only occur in accordance with the terms of this Agreement. Use of Dedicated Dial-Up Access Ports for business, profit, or any other purpose before Final Acceptance shall not constitute Final Acceptance by Customer.

     2.8. Dial-Up Purchase Commitments.
          ----------------------------

          (a)  Dial-Up Purchase Commitments.
               ----------------------------

               The Monthly Targets for Customer's purchase commitments are set forth in Exhibit B-1. The minimum commitments specified in Exhibit B-1 collectively, and as may be adjusted pursuant to the Agreement, shall be referred to as the "Dial-Up Purchase Commitment". All Dedicated Dial-Up Access Ports ordered by Customer pursuant to an Order shall contribute to Customer's satisfaction of the Dial-Up Purchase Commitment. Customer shall not be obligated to purchase any Dial-Up Access Services in excess of the Dial-Up


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                       CONFIDENTIAL TREATMENT REQUESTED

               Purchase Commitment (as such commitment may be adjusted pursuant to the Agreement).

          (b)  Application of Reductions in Purchase Commitments.
               -------------------------------------------------

               In the event that Customer is entitled to a reduction in the Dial-Up Purchase Commitment pursuant to the Agreement, each commitment described in Subsections (b), (c), (d), and (e) of Exhibit B-1 shall be reduced by the amount of such reduction. The Parties shall mutually agree upon a reasonable notification process with respect to reductions in the Dial-Up Purchase Commitment.

          (c)  Substitution of Purchase Commitments Under International
               --------------------------------------------------------
               Agreements.
               ----------

               If Vendor offers Customer or Special Affiliates dial-up access services for provision outside of the United States (excluding Japan) at market competitive prices and terms:

               (i) Customer will use commercially reasonable efforts to encourage such Special Affiliates to purchase in the aggregate for all such Special Affiliates [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] Dial-Up Access Ports from Vendor or Vendor's Affiliates at such market competitive prices and terms; and

               (ii) If as of [*Material Omitted and Separately Filed Under an
                    Application for Confidential Treatment] such Special Affiliates have not ordered, committed to order or purchase, or actually purchased, in the aggregate for all such Special Affiliates, [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] Dial-Up Access Ports from Vendor or Vendor's Affiliates at market competitive prices and terms with durations of at least [*Material Omitted and Separately Filed Under an Application for Confidential Treatment], then Customer shall purchase a number of Dedicated Dial-Up Access Ports under this Agreement equal to the difference between [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] Dedicated Dial-Up Access Ports and the actual number of dial-up access ports that such Special Affiliates in the aggregate ordered, committed to order or purchase, or actually ordered from Vendor or Vendor's Affiliates as of such date (as determined utilizing the Normalization Methodology if applicable). Notwithstanding the foregoing, if (1) a Special Affiliate is offered services by a third party similar to the Dial-Up Access Services ordered or purchased pursuant to this Agreement at prices and terms more competitive than those offered by Vendor or Vendor's Affiliates to such Special Affiliate in a country in which Vendor either has operations or has indicated an intent in which to operate, (2) such Special Affiliate, in its sole discretion, requests Vendor to provide Dial-Up Access Services

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

                       CONFIDENTIAL TREATMENT REQUESTED

                    at prices and terms at least as favorable to Special Affiliate as such prices and terms offered by such third party, and (c) Vendor or Vendor's Affiliates declines to provide such services at such prices and terms, then Customer's obligation under this Subsection (c) shall be reduced by the aggregate amount of Dial-Up Access Ports purchased by such Special Affiliate from such third party.

3.   Relocation of dial-Up access services

     Customer shall have the right to direct at any time a change in the location in which Dial-Up Access Services are provided within Existing Calling Areas (including a reallocation of Dedicated Dial-Up Access Ports among locations). In the event that Customer provides Vendor with notice of such direction, Vendor shall comply with such direction within a reasonable time; provided, however, that (a) any additional reasonable costs incurred by Vendor, including any reasonable service termination or service activation costs, will be reimbursed by Customer on an Out-of-Pocket Expenses basis, (b) with respect to Dial-Up Access Services, Customer shall not direct relocation of more than [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] Dedicated Dial-Up Access Ports in any given calendar month; and (c) such relocation shall result in the same approximate weighted distribution of Dedicated Dial-Up Access Ports across Existing Calling Areas.

4.   RESALE OF DIAL-UP ACCESS SERVICES

          (a)  Unless otherwise agreed by Customer in writing:

               (i) Each Dedicated Dial-Up Access Port shall be exclusively available to Customer and its Special Affiliates to whom Vendor is providing Dedicated Dial-Up Services; and

               (ii) Vendor shall not resell or offer to resell any Dedicated
                    Dial-Up Access Port ordered and accepted by Customer;

               provided however, that Vendor may continue to provide access, at current levels or levels that are lesser than current levels and consistent with Vendor's obligations under section 10 of the Original Agreement, as amended, with respect to (A) until (but no later than) January 31, 2000, Dedicated Dial-Up Access Ports (excluding the approximately [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] rotaries) to those Vendor customers that are using such Dedicated Dial-Up Access Ports as of the Effective Date, and (B) until (but no later than) February 29, 2000, the approximately [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] rotaries to those Vendor customers that are using the same as of the Effective Date (such access "Resold Dial-Up Access"), subject to Vendor's payment to Customer of access royalties calculated pursuant to this Article 4. At no time during the Peak Resale Window (as defined below) may access that Vendor is permitted to provide to customers pursuant to this Subsection (a) exceed [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] ([*Material

--------------------------------------------------------------------------------
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

                       CONFIDENTIAL TREATMENT REQUESTED

               Omitted and Separately Filed Under an Application for Confidential Treatment] %) of the Dedicated Dial-Up Access Port capacity that Vendor is required to provide pursuant to this Schedule B.

          (b) Access royalties payable by Vendor pursuant to Subsection (a) of this Article 4 for Resold Dial-Up Access authorized pursuant to such Subsection (a) and occurring before January 1, 2000 shall be calculated as follows:

               (i) For each of the first [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] aggregate hours of Resold Dial-Up Access in a calendar month, the applicable access royalty shall be [*Material Omitted and Separately Filed Under an Application for Confidential Treatment].

               (ii) For each of the first [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] hours of Resold Dial-Up Access in a calendar month in excess of the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] hours described in Subsection (i) of this Subsection (b), the applicable access royalty shall be [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] cents ($.[*Material Omitted and Separately Filed Under an Application for Confidential Treatment]) per hour per month.

               (iii) For each hour of Resold Dial-Up Access in a calendar month in excess of the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] aggregate hours described in Subsections (i) and (ii) of this Subsection (b), the applicable access royalty shall be [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] cents ($.[*Material Omitted and Separately Filed Under an Application for Confidential Treatment]) per hour per month.

               The number of hours of Resold Dial-Up Access during the hours between 8:00 p.m. local time and midnight local time daily (such daily period the "Peak Resale Window") for Resold Dial-Up Access occurring before January 1, 2000 shall not exceed [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] ([*Material Omitted and Separately Filed Under an Application for Confidential Treatment]%) of the aggregate number of hours of Resold Dial-Up Access, measured quarterly, except that the number of hours of Resold Dial-Up Access occurring before January 1, 2000 during the Peak Resale Window shall not exceed [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] percent ([*Material Omitted and Separately Filed Under an Application for Confidential Treatment]%) for Dedicated Dial-Up Access Ports beyond [*Material Omitted and Separately Filed Under an Application for Confidential Treatment]. In the event that Vendor does not comply with such restriction, Vendor will pay Customer, in addition to the access royalties

--------------------------------------------------------------------------------
Network Services Agreement     America Online, Inc./BBN Corporation CONFIDENTIAL
Schedule B                    Schedule B - Page 9

                       CONFIDENTIAL TREATMENT REQUESTED

               described above, an additional access royalty of [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] cents ($.[*Material Omitted and Separately Filed Under an Application for Confidential Treatment]) [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] per hour for each hour of Resold Dial-Up Access sold in violation of such restriction.

          (c) Access royalties payable by Vendor pursuant to Subsection (a) of this Article 4 for Resold Dial-Up Access authorized pursuant to such Subsection (a) and occurring on or after January 1, 2000 but before or during February 29, 2000, for each hour of Resold Dial-Up Access shall be [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] cents ($.[*Material Omitted and Separately Filed Under an Application for Confidential Treatment]) per hour per month. The number of hours of Resold Dial-Up Access during the Peak Resale Window for Resold Dial-Up Access occurring on or after January 1, 2000 but before February 29, 2000 shall not exceed [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] percent ([*Material Omitted and Separately Filed Under an Application for Confidential Treatment]%) of the aggregate number of hours of Resold Dial-Up Access during such period, measured quarterly. In the event that Vendor does not comply with such restriction, Vendor will pay Customer, in addition to the access royalties described in this Subsection (c), an additional access royalty of [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] cents ($[*Material Omitted and Separately Filed Under an Application for Confidential Treatment]) [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] per hour for each hour of Resold Dial-Up Access sold in violation of such restriction.

          (d) For any Resold Dial-Up Access occurring in violation of Subsection (a) of this Article 4 with respect to the Vendor customers referenced in the proviso of such Subsection (a), Vendor shall pay Customer, as its sole and exclusive remedy, an amount equal to [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] dollars ($[*Material Omitted and Separately Filed Under an Application for Confidential Treatment]) [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] per hour for each hour of Resold Dial-Up Access in violation of Subsection (a) of this Article 4, and any such violation shall not be deemed to be a breach triggering a termination right under Section 13.1(a) of the Master Agreement. For any other resale of Dedicated Dial-Up Access Ports in violation of Subsection (a) of this
               Article 4, Vendor shall pay to Customer the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] per hour charge described in this Subsection, and such violation shall also be deemed a material breach entitling Customer to terminate the Agreement in accordance with Section 13.1(a) of the Master Agreement. Vendor shall promptly report to Customer any Resold Dial-Up Access occurring in violation of Subsection (a) of this Article 4.

--------------------------------------------------------------------------------
Network Services Agreement     America Online, Inc./BBN Corporation CONFIDENTIAL
Schedule B                    Schedule B - Page 10

                       CONFIDENTIAL TREATMENT REQUESTED

          (e) Promptly following the end of each of first three calendar months after the Effective Date (i.e., December, 1999, and January, February 2000), Vendor will provide Customer with a report summarizing the aggregate number of hours of Resold Dial-Up Access or other Services for such month and the corresponding access royalties, if any, payable by Vendor pursuant to this
               Article 4.

5.   TRANSITION PERIOD and limitation of liability

     5.1. Transition Period.
          -----------------

          The Transition Period applicable to Dial-Up Access Services shall be equal to three months for each [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] Dial-Up Access Ports existing as of the effective date of expiration, termination or cancellation (but in no event shorter than 12 months).

     5.2. Liability Restrictions.

          (a) Subject to Subsection (e) of this Section, the liability of Vendor to Customer for all damages arising out of or related to the Services provided under this Schedule will be limited to, and will not exceed, in the aggregate during any calendar year, [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] percent ([*Material Omitted and Separately Filed Under an Application for Confidential Treatment]%) of the aggregate amounts paid to Vendor by Customer (excluding Out-of-Pocket Expenses) under this Schedule and the Original Agreement during the twelve (12) month period preceding the date of the event giving rise to such damages. Subject to Subsections (c) and (e) of this Section, the liability of Vendor to Customer for damages arising out of or related to Services provided under this Schedule caused by the acts or omissions of third parties beyond the reasonable control of Vendor will be further limited and will not exceed, in the aggregate during any calendar year, [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] Dollars ($[*Material Omitted and Separately Filed Under an Application for Confidential Treatment]).

          (b) By way of example and without limitation, in the event that four events occur in calendar year 2000, as described below, for which Vendor would have liability to Customer under Subsection (a) of this Section, then Vendor's liability to Customer for each such event would be as follows:

               (i) An event in March 2000 that is not caused by the acts or omissions of third parties causing Customer damages of $17 million, with the preceding twelve month amounts paid of $350 million, the liability of Vendor to Customer for such event would be $[*Material Omitted and Separately Filed Under an Application for Confidential Treatment]; and

               (ii) An event in June 2000 that is caused by the acts or
                    omissions of third parties beyond the reasonable control of Vendor causing Customer

--------------------------------------------------------------------------------
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

                       CONFIDENTIAL TREATMENT REQUESTED

                     damages of $12 million, with the preceding twelve months amounts paid of $375 million, the liability of Vendor to Customer for such event would be $[*Material Omitted and Separately Filed Under an Application for Confidential Treatment] subject to Vendor's obligations set forth in Subsection (c) of this Section; and

               (iii) An event in October 2000 that is not caused by the acts or omissions of third parties causing Customer damages of $15 million, with preceding twelve month amounts paid of $400 million, the liability of Vendor to Customer for such event would be $[*Material Omitted and Separately Filed Under an Application for Confidential Treatment]; and

               (iv) An event in December 2000 that is caused by the acts or omissions of third parties beyond the reasonable control of Vendor causing Customer damages of $3 million, with the preceding twelve months amounts paid of $425 million, the liability of Vendor to Customer for such event would be $ [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] subject to Vendor's obligations set forth in Subsection (c) of this Section.

          (c) In the event of any liability of Vendor to Customer for damages arising out of or related to Services provided under this Schedule caused by the acts or omissions of third parties beyond the reasonable control of Vendor, then the Parties agree as follows:

               (i) Vendor agrees to vigorously pursue the recovery of damages against the third party causing the damage, including through negotiations, dispute resolution, or both, to maximize the damages recoverable against such third party;

               (ii) Vendor agrees to pass through to Customer any amounts that Vendor actually recovers from such third party relating to damages incurred in connection with Services provided to Customer under this Schedule; and

               (iii) Customer agrees that in the event that Vendor has paid any amounts to Customer pursuant to Subsection (a) of this Section prior to the recovery of damages from a third party, that Vendor may reduce the amount of recovery received from such third party by the amount previously paid to Customer in respect of such event causing the damages.

               (iv) Amounts recovered by Vendor from third parties shall first be passed on to Customer until Customer's full damages are satisfied.

          (d) IN NO EVENT, WHETHER IN CONTRACT OR IN TORT (INCLUDING BREACH OF WARRANTY, NEGLIGENCE AND STRICT LIABILITY IN TORT), SHALL A PARTY BE LIABLE TO THE OTHER PARTY FOR INDIRECT OR CONSEQUENTIAL, EXEMPLARY, PUNITIVE OR SPECIAL


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

                       CONFIDENTIAL TREATMENT REQUESTED

               DAMAGES EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES IN ADVANCE.

          (e) The limitations set forth in Subsection (a) of this Section shall not apply with respect to (i) intentional breach by Vendor; (ii) damages occasioned by an intentional tort or the gross negligence of Vendor; (iii) damages occasioned by Vendor's breach of its obligations described in Article 11 (Confidentiality) of the Master Agreement, or (iv) claims subject to indemnification pursuant to this Agreement (such amounts paid by the indemnitee to third parties shall be deemed to be direct damages) other than claims subject to the indemnity set forth in Section 15(a) of the Master Agreement.

          (f) Each Party shall have a duty to reasonably mitigate (i.e., minimize) damages for which the other Party is responsible.

6.   DESCRIPTION OF DIAL-UP ACCESS SERVICES

     Dial-Up Access Services shall include the provision of Dial-Up Access and all associated fully managed, end-to-end network service functions including the following:

     6.1. General Requirements.
          --------------------

          (a) Vendor shall provide, for each individual Existing Calling Area, a unique set of source IP addresses such that member demographics can be identified through such source IP addresses. Customer shall be provided the source IP addresses prior to use by Vendor to provide the Services.

          (b) Vendor shall acquire and manage IP addresses for all protocols utilized by Customer during the Term.

          (c) Vendor shall provide domain name services, including the following:

               (i)   provision of domain name service for Customer;

               (ii) resolution of domain name service queries to Customer destinations;

               (iii) support of domain name service for Customer service access to the Customer domain and any zones resident on Customer name servers; and

               (iv)  maintenance of domain name service servers.

          (d) In the event that Customer requests a change to its access method(s), hub architecture, or network bandwidth from that which is described in this Schedule B (other than a request for increased throughput priced pursuant to Section 8.1(c) of this Schedule B), Vendor will provide Customer with Vendor's proposed increase, if any, to the prices set forth in this Schedule B. To the extent that Customer accepts such proposal, Vendor shall provide the Dial-Up

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

                       CONFIDENTIAL TREATMENT REQUESTED

               Access Services in accordance with the requested change and Vendor's proposal to the extent accepted by Customer.

          (e) Vendor will utilize GNI for delivery of data traffic to Customer's data centers; provided that, in order to provide last mile diversity, at Customer's request, for up to [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] of the GNI last mile capacity to Customer's facilities, Customer and Vendor agree to exchange local facilities, at no cost to either Party for equivalent bandwidth exchanged. The Parties agree to establish a mutually acceptable bandwidth exchanging and circuit management process, including co-location space, facility access, and helping hands where both Parties have local facilities in each geography.

     6.2. Network Engineering.
          -------------------

          Vendor agrees to provide network engineering to address operational and long-term planning issues.

     6.3. Operations.
          ----------

          Vendor will provision, staff, and operate a NOC (currently in Columbia, Maryland) with dedicated support for Customer and a backup NOC at a separate location (such backup NOCs currently located in Chantilly, Virginia). The scope of this task will include the following Vendor support services for the network:

          (a) Operation of the NOC and co-located systems with trained and qualified personnel on a continuous, 24 hours per day, 7 days per week basis;

          (b) Operation of all NOC equipment, monitoring, and fault isolation functions;

          (c) Coordination of the dispatch of maintenance representatives for corrective maintenance activities and recording information in a Problem Report ("PR"). Vendor's responsibilities shall include:

               (i) Initiation of a [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] request, plus recording the time that the call is received by the Vendor maintenance representative;

               (ii) Upon arrival of the maintenance representative at the site, confirmation by the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] and recording the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] with the representative;

               (iii) Upon notification to the NOC by the on-site maintenance representative of [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] access to the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] shall provide Customer with relevant information; and

--------------------------------------------------------------------------------
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

                       CONFIDENTIAL TREATMENT REQUESTED

               (iv) Upon restoration of service by the maintenance representative, the NOC shall confirm, with assistance from the maintenance representative, operation of the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] when [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] are [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] and the reason for the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment];

          (d) Initiation of [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] maintenance of a [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] coordination of [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] with support personnel and tracking of problems until resolution using a commercially available [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] reporting software system;

          (e) Utilization of [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] resident in the NOC for:

               (i) Daily testing of [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] and [*Material Omitted and Separately Filed Under an Application for Confidential Treatment];

               (ii) Measurements of the usage of each [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] at the frequency or at the times requested by Customer;

               (iii) Monitoring and recording the [*Material Omitted and
                     Separately Filed Under an Application for Confidential Treatment] and [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] and [*Material Omitted and Separately Filed Under an Application for Confidential Treatment];and

               (iv) Accounting for the disposition of each [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] (e.g., how many [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] how many [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] how many [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] how many [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] subject to Section 8.5(a) of this Schedule B;

          (f) Providing on-site analyst support, at the NOC utilized to provide Dial-Up Access Services, [*Material Omitted and Separately Filed Under an Application for Confidential Treatment]. A dedicated access number shall be maintained for Customer's exclusive use, which shall always be [*Material Omitted and

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                       CONFIDENTIAL TREATMENT REQUESTED

               Separately Filed Under an Application for Confidential Treatment]. Analyst support shall include the following:

               (i) Supporting short-term and long-term problem identification, analysis, and resolution;

               (ii) Ensuring that proper steps are taken to resolve the problem;

               (iii) Identifying and tracking all software, baseline and
                     patches, deployed in the Vendor Network and NOC platforms;

               (iv) Supporting the deployment of new software to the Vendor Network, Customer's networks and NOC equipment as coordinated with Customer;

               (v)   Providing support to network provisioning requirements; and

               (vi)  Maintaining a technical library for the NOC.

          (g) Performing on-call analyst support of the Vendor Network on a continuous 24 hour per day, 7 days per week basis. On-call analyst personnel respond to urgent requests from the NOC in conjunction with the on-site Vendor personnel. Procedures for the conduct of network testing are in accordance with those developed in conjunction with Customer representatives;

          (h) Providing operational support to Customer in the area of network testing in association with provisioning actions. Such testing shall be conducted from the NOC in conjunction with the on-site Vendor installation team personnel;

          (i)  Maintaining and providing updates and changes to NOC maps;

          (j)  Maintaining an authorized outage listing for NOC controller use;

          (k) Acting as Customer's agent in network security matters on a day-to-day basis as directed by Customer in accordance with commercially reasonable practices, and making recommendations for improvements;

          (l) Using commercial teleconferencing facilities in the resolution of network problems, escalation of problems, and planning activities;

          (m) Providing electronic mail service support for the NOC [*Material Omitted and Separately Filed Under an Application for Confidential Treatment];

          (n)  Providing a facsimile service resident in the NOC equipment;

          (o) Subject to Section 8.5(a) of this Schedule B, delivering the following reports to Customer-designated representatives:

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                       CONFIDENTIAL TREATMENT REQUESTED

               (i) [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] reports;

               (ii) [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] summaries of the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment];

               (iii) [*Material Omitted and Separately Filed Under an
                     Application for Confidential Treatment] report;

               (iv) [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] statistics;

               (v) [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] statistics; and

               (vi) [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] data as required to [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] problems;

               Customer may request additional reports that assist in improving the quality of the Vendor Network and Customer's networks. Vendor will provide these additional reports, or the raw data, subject to technical reasonableness.

     6.4. Network Support Organization.
          ----------------------------

          Vendor shall structure the provision of Services in a manner that will enable Vendor to rapidly build out its networks and deliver quality Services.

          (a)  Program Management: Vendor's program management group shall
               ------------------
               responsible for the management of the Services as a whole. The program management team shall be led by a program executive who has direct and immediate access to the senior management of Vendor and a program manager who reports to such program executive. The program management team shall be (i) the primary point of contact between Vendor and Customer and shall coordinate the activity of all functional groups within Vendor and (ii) responsible for project and financial management of the Services.

          (b)  Engineering: Vendor shall maintain an network engineering group
               -----------
               that shall handle the technical aspects of the Services, resolution of problems escalated by the NOC, planning for future network expansion, and improvement of performance and process. Such engineering group shall interact directly with Customer and the NOC.

          (c)  Deployment: Vendor shall maintain a deployment team consisting of
               ----------
               field engineers and technicians, as well as others who have experience dealing directly with telcos, preparing sites, and installing equipment. Part of this team

--------------------------------------------------------------------------------
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                       CONFIDENTIAL TREATMENT REQUESTED

               will be based at Vendor's facilities to coordinate activities and provide support for installers.

          (d)  Operations: Vendor's NOC shall handle the operation and
               ----------
               maintenance of the Vendor Network. The NOC will be connected to Customer's central facilities, including a direct telephone link to the Customer operations center. The NOC's monitoring capability shall be set up to detect and correct most network problems before they are visible to Customer or its customers.

     6.5. Other Services.
          --------------

          (a) The NOC shall direct maintenance activities based on input from the monitoring systems and Customer. Vendor shall handle a large majority of repair tasks over the telephone with technicians at the Dial-Up Access Port equipment locations by storing Dial-Up Access subsystems at these locations, establishing working agreements with the service providers at these locations, and by providing written procedures. When it is necessary to send technicians to deal with problems, Vendor shall use its existing infrastructure of satellite offices and field engineers.

          (b) Vendor agrees not to restrict Customer's dial-up traffic to and from Customer unless requested to do so by Customer or required to do so by court order or applicable law.

          (c) The Parties shall use commercially reasonable efforts to [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] information sent to each other and to [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] and withdrawal of [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] equipment.

          (d) Vendor shall announce Customer [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] information at [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] as required by Customer.

          (e) Vendor shall reasonably coordinate with Customer regarding any maintenance activity.

     6.6. Telephone Numbers Used to Provide Dial-Up Access Services.
          ---------------------------------------------------------

          (a) Upon (i) the request of Customer from time to time, (ii) expiration of the Agreement or Schedule B of the Agreement, or
               (iii) any termination of the Agreement or Schedule B of the Agreement, Vendor shall provide Customer with a complete listing of telephone numbers used to provide Dial-Up Access Services. Ownership of such telephone number shall be governed by the Master Agreement. Vendor shall not provide such telephone numbers for use by Vendor (except to the extent necessary for Vendor to provide the Dial-Up

--------------------------------------------------------------------------------
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

                       CONFIDENTIAL TREATMENT REQUESTED

               Access Services) or any third party (other than third parties designated by Customer from time to time) without prior written permission from Customer.

          (b) For each telephone number to a Dial-Up Access Port equipment location, and upon the decommissioning of corresponding Dial-Up Access Services and upon the expiration or termination of this Schedule B or the Agreement:

               (i) If such telephone number is provided by Vendor or an Affiliate of Vendor, Vendor shall, to the extent legally permitted to do so, obtain the rights necessary for Customer or a designee of Customer to utilize such telephone number to provide services upon any expiration or termination of this Schedule B; and

               (ii) If such telephone number is provided by an entity other than by Vendor or an Affiliate of Vendor, then Vendor shall use commercially reasonable efforts to obtain the rights necessary for Customer or a designee of Customer to utilize such telephone number to provide services upon any expiration or termination of this Schedule B.

          (c) Vendor shall provide Customer with no less than thirty (30) days advance written notice before it changes any telephone number to a Dial-Up Access Port equipment location. Vendor shall not utilize any new telephone number to provide Dial-Up Access Services until Customer has accepted such telephone number in the manner described in Section 2.7 of this Schedule B. In the event of any such change, (i) Vendor shall provide Dial-Up Access Services using both the original telephone number and the new telephone number for a minimum of seven (7) calendar days after acceptance by Customer of the new number, and (ii) the total number of Dedicated Dial-Up Access Ports utilized for both telephone numbers shall at all times be equal to or greater than the total number of Dedicated Dial-Up Access Ports utilized for the original telephone number.

7.   SERVICE LEVELS FOR DIAL-UP ACCESS SERVICES

     This Article 7 sets forth the Service Levels that Vendor is required to meet or exceed pursuant to Article 7 of the Master Agreement, certain remedies for Vendor's failure to achieve the Service Levels, as well as terms and conditions with respect to Service Level reporting and adjustment. For each of the Service Levels set forth in this Article 7, scheduled maintenance by Vendor (or a third party) coordinated with Customer pursuant to Section 6.5(a) of this Schedule B will be excluded from the Service Level performance calculations.

     7.1. Service Levels.
          --------------

          Dial-Up Access Services provided under the Agreement shall be implemented with redundancy. In addition, any Dial-Up Access Port equipment locations in which Vendor provides Services other than the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] equipment locations existing as of the Effective Date [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] sufficient to ensure [*Material Omitted and Separately Filed Under an

--------------------------------------------------------------------------------
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

                       CONFIDENTIAL TREATMENT REQUESTED

          Application for Confidential Treatment] in the event of a [*Material Omitted and Separately Filed Under an Application for Confidential Treatment]

          (a)  Vendor Network Availability.
               ---------------------------

               (i) "Network Availability" shall mean the percentage of the time that each access device used to provide Dial-Up Access Services is reachable through the Vendor Network from the Customer's front-end hosts and vice-versa.

               (ii) The Service Level applicable to Network Availability shall be as follows: Network Availability for each calendar month shall exceed [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] percent ([*Material Omitted and Separately Filed Under an Application for Confidential Treatment] %). Vendor's performance relative to such Service Level shall be reported by Vendor on a monthly basis for each calendar month.

               (iii) In the event that Network Availability is below [*Material
                     Omitted and Separately Filed Under an Application for Confidential Treatment] percent ([*Material Omitted and Separately Filed Under an Application for Confidential Treatment] %) as measured in either [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] or on a [*Material Omitted and Separately Filed Under an Application for Confidential Treatment], such event shall constitute a material breach of the Agreement.

          (b) Average [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] Percentage

               (i) [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] Percentage for any day of a calendar month is calculated as (A) the aggregate number of [*Material Omitted and Separately Filed Under an Application for Confidential Treatment], during such calendar day that result in a [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] divided by (B) the aggregate number of such [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] during such calendar day. "Average [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] Percentage" for any calendar month shall mean the percentage-point aggregate of the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] Percentages calculated for each day of such month, divided by the number of calendar days in such month.

               (ii) The Service Level applicable to Average [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] Percentage shall be as follows: The Average [*Material Omitted and Separately Filed Under an Application for Confidential Treatment]

--------------------------------------------------------------------------------
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

                     CONFIDENTIAL TREATMENT REQUESTED

                     Percentage for each calendar month of the Term shall not be greater than [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] percentage points above the corresponding [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] for such month. Customer will provide reporting to Vendor summarizing Vendor's performance with respect to this Service Level.

               (iii) In the event that Vendor fails to meet the Service Level corresponding to Average [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] Percentage for each of [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] calendar months, such [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] shall constitute [*Material Omitted and Separately Filed Under an Application for Confidential Treatment]. In the event that Vendor fails to meet the Service Level corresponding to Average [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] Percentage by at least [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] percentage points above the corresponding [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] for each of [*Material Omitted and Separately Filed Under an Application for Confidential Treatment], then Customer may, at its option and in its sole discretion, [*Material Omitted and Separately Filed Under an Application for Confidential Treatment]. Vendor shall be relieved of its obligation to meet the Service Level applicable to Average [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] Percentage to the extent that such failure is caused by a significant change in the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] over the same period.

          (c)  Call Blocking.
               -------------

               (i) "Call Blocking Event" means the occurrence of a Blocked Call during the time when any Dedicated Dial-Up Access Port corresponding to a telephone number is not being utilized. "Blocked Call" means an attempted call, by Customer equipment to a telephone number used to provide the Dial-Up Access Services, to a Dedicated Dial-Up Access Port that results in the return of a busy signal or other failure to connect. Vendor shall provide to Customer reporting each calendar day of each calendar month showing the usage of all Dedicated Dial-Up Access Ports corresponding to each telephone number used to provide Dial-Up Access Services in [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] increments. Using such reporting and other information, Customer will measure daily the number of Call Blocking Events; provided, however, that no Dedicated Dial-Up Access Port shall account for more than one Call Blocking

--------------------------------------------------------------------------------
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

                       CONFIDENTIAL TREATMENT REQUESTED

                     Event until Vendor reports such Dedicated Dial-Up Access Port is available or such Dedicated Dial-Up Access Port actually becomes available.

               (ii) The Service Level applicable to Call Blocking Events shall be as follows: For any Call Blocking Event, Vendor shall remedy the circumstances causing such event within [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] hours after Customer's notification of the same. Vendor's performance relative to such Service Level shall be reported by Customer on a monthly basis for each calendar month.

               (iii) In the event that the Vendor does not satisfy the Service
                     Level set forth in Subsection (ii) of this Subsection (c) (i.e., the causes of the Call Blocking Event are not remedied pursuant to Subsection (ii) of this Subsection
                     (c)), then Customer, as its sole and exclusive remedy, shall [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] for the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] equal to (A) the aggregate number of [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] for each[*Material Omitted and Separately Filed Under an Application for Confidential Treatment] that were not being utilized during the period between the time that a [*Material Omitted and Separately Filed Under an Application for Confidential Treatment], multiplied by (B) [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] for the corresponding [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] occurred or persisted [*Material Omitted and Separately Filed Under an Application for Confidential Treatment].

          (d)  Training Failure Event Percentage.
               ---------------------------------

               (i) "Training Failure Event" means, for any call by Customer equipment to a Dedicated Dial-Up Access Port, the failure of the modem devices utilized for such call to properly complete modem handshake and negotiate a communications session. "Training Failure Event Percentage" for any telephone number means (A) the aggregate number of Training Failure Events occurring during a calendar day for such number, divided by (B) the aggregate number of calls by Customer equipment to a Dedicated Dial-Up Access Port corresponding to such telephone number during such day, with the result expressed as a percentage. Vendor will measure the occurrence of Training Failure Events, and will calculate the Training Failure Event Percentage for each day.

               (ii) The Service Level applicable to Training Failure Event Percentage shall be as follows: The Training Failure Event Percentage for each calendar day of the Term shall be less than [*Material Omitted and Separately

--------------------------------------------------------------------------------
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

                       CONFIDENTIAL TREATMENT REQUESTED

                    Filed Under an Application for Confidential Treatment] for such day.

          (e)  Ineffective Call Percentage.
               ---------------------------

               (i) "Ineffective Call Percentage" means, for any calendar month, the amount calculated as (A) the aggregate number of calls that are successfully placed to an access device used to provide Dial-Up Access Services but that are not able to connect to Customer's front end host other than as a result of problems with Customer's front-end host or Customer-managed equipment, divided by (B) the aggregate number of calls that are successfully placed to an access device used to provide Dial-Up Access Services.

               (ii) The Service Level applicable to Ineffective Call Percentage shall be as follows: Ineffective Call Percentage for each calendar month shall not exceed [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] percent ([*Material Omitted and Separately Filed Under an Application for Confidential Treatment]%). Vendor's performance relative to such Service Level shall be reported by Vendor on a daily basis.

          (f)  Customer Reported Problems.
               --------------------------

               (i) "Customer Reported Problem" means any problem, reported by a user of Customer's services, that is related to the Dial-Up Access Services. "Customer Reported Problem Average" for any calendar month means the average number of Customer Reported Problems per one million user sessions during such month.

               (ii) The Service Level applicable to Customer Reported Problem Average shall be as follows: The Customer Reported Problem Average for each calendar month of the Term shall be less than the corresponding [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] for such month. Vendor's performance relative to such Service Level shall be reported by Customer on a monthly basis for each calendar month.

          (g)  Monthly Abnormal Disconnect Percentage.
               --------------------------------------

               (i) "Daily Abnormal Disconnect Percentage" means, for each calendar day of the Term, the amount calculated as (A) the aggregate number of disconnected Dedicated Dial-Up Port sessions during such day that are not initiated by a user logoff sequence and that are caused by a problem with respect to the Dial-Up Access Port or Vendor Network between the access device used to provide Dial-Up Access Services and the Vendor-managed Customer hub routers at Customer's facilities, divided by (B) the aggregate number of all Dedicated Dial-Up Port sessions commencing during such calendar day, with the result expressed as a

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

                       CONFIDENTIAL TREATMENT REQUESTED

                     percentage. "Monthly Abnormal Disconnect Percentage" means, for each calendar month of the Term, the amount calculated as (x) the percentage-point aggregate of the Daily Abnormal Disconnect Percentages for such calendar month, divided by
                     (y) the aggregate number of calendar days in such calendar month.

               (ii) The Service Level applicable to Monthly Abnormal Disconnect Percentage shall be as follows: Monthly Abnormal Disconnect Percentage during a calendar month shall be less than [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] percentage points above the corresponding [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] for such month. Vendor's performance relative to such Service Level shall be reported by Customer on a monthly basis for each calendar month.

               (iii) In the event that Vendor fails to meet the Service Level corresponding to Monthly Abnormal Disconnect Percentage for each of [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] such failure shall constitute [*Material Omitted and Separately Filed Under an Application for Confidential Treatment]. In the event that Vendor fails to meet the Service Level corresponding to Monthly Abnormal Disconnect Percentage by at least [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] percentage points above the corresponding [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] for each of [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] then Customer may, at its option and its sole discretion, [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] for this [*Material Omitted and Separately Filed Under an Application for Confidential Treatment]. Vendor shall be relieved of its obligation to meet the Service Level applicable to Monthly Abnormal Disconnect Percentage to the extent that such failure is caused by [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] Average over the same period.

          (h)  Packet Loss Percentage.
               ----------------------

               (i) "Packet Loss Percentage" means, for a calendar month, the quantity calculated as (A) the aggregate number of data packets dropped from the Vendor Network between the Ethernet interface on an access device and the Vendor-managed Customer hub routers during such month, divided by
                     (B) the aggregate number of all data packets introduced into the Vendor Network between the Ethernet interface on an access device and the Vendor-managed Customer hub routers during such calendar month, the result expressed as a percentage.

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

                       CONFIDENTIAL TREATMENT REQUESTED

               (ii) The Service Level applicable to Packet Loss Percentage shall be as follows: Packet Loss Percentage for each calendar month of the Term shall be less than [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] percent ([*Material Omitted and Separately Filed Under an Application for Confidential Treatment]%) for such month. Vendor's performance relative to such Service Level shall be reported by Vendor on a monthly basis.

          (i)  Latency.
               -------

               (i) "Latency" means the time interval between (A) the moment when a ping is sent by Customer's PC equipment to a Dial-Up Access Port equipment location, until (B) the moment when the ping is returned to such PC equipment.

               (ii) The Service Level applicable to Latency shall be as follows: Average Latency for a calendar month shall be less than the corresponding [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] for such month. Vendor's performance relative to such Service Level shall be reported by Customer on a monthly basis for each calendar month.

          (j)  Time to Respond and Time to Restore Service Levels.
               --------------------------------------------------

               (i) "Time to Respond" means the elapsed time between (i) the time that Customer reports a problem to Vendor with respect to the Services (or the time that Vendor otherwise becomes aware of such a problem), until (ii) the moment that Vendor notifies appropriate Customer personnel of such problem and of those efforts being undertaken by Vendor to resolve such problem. "Mean Time to Respond" for a calendar month shall mean the average of all times corresponding to Time To Respond during such calendar month. "Time to Restore" means the elapsed time between (i) the time that Customer reports a problem to Vendor with respect to the Services (or the time that Vendor otherwise becomes aware of such a problem), until (ii) the moment that the affected Services are restored to normal operations in accordance with applicable Service Levels, Acceptance Criteria and Specifications. "Mean Time to Restore" for a calendar month shall mean the average of all times corresponding to Time To Repair during such calendar month. "Mean Maximum Time to Restore" for a calendar month shall mean the average of all of the maximum times corresponding to [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] during such [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] plus the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment]. Vendor will not close any problem ticket associated with a particular problem until the appropriate Customer

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

                       CONFIDENTIAL TREATMENT REQUESTED

                    representative and a Vendor representative agree that such problem ticket may be closed.

               (ii) The Service Levels applicable to Mean Time to Respond and
                    Mean Time to Restore shall be as follows:

                    (1) Mean Time to Respond for each calendar month shall be less than [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] minutes;

                    (2) Mean Time to Restore for each calendar month shall be less than or equal to [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] minutes;

                    (3) Mean Maximum Time to Restore for each calendar month shall be less than [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] hours.

                    Vendor's performance relative to the foregoing Service Levels shall be reported by Vendor on a monthly basis for each calendar month.

     7.2. Failure to Perform.
          ------------------

          If Vendor fails to meet any Service Level, Vendor shall (a) promptly notify Customer of such failure (unless Customer first discovered and notified Vendor of such failure), (b) investigate and report on the causes of the failure; (c) advise Customer, as and to the extent requested by Customer, of the status of remedial efforts being undertaken with respect to such failure; (d) take commercially reasonable efforts to correct the failure, and begin meeting the Service Levels; and (e) take appropriate preventive measures to minimize the likelihood of the failure recurring. Notwithstanding the foregoing, Vendor's failure to use commercially reasonable efforts to meet or correct Service Level failures with respect to the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] in and of itself shall not constitute a breach of the Agreement. With respect to those Service Levels for which Vendor's performance is measured against [*Material Omitted and Separately Filed Under an Application for Confidential Treatment], Vendor shall not be deemed in breach of such Service Levels to the extent that Customer uses [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] services provided by other [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] with respect to such [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] in such a manner that treats [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] than similarly [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] with respect to the calculation of [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] relative to the calculation of the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment].

     7.3. Reporting.
          ---------

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Schedule B                   Schedule B - Page 26

                       CONFIDENTIAL TREATMENT REQUESTED

          Vendor shall provide Customer with the following reports, in a detailed format reasonably satisfactory to Customer:

          (a)  Usage Reports, including:

               (i) Daily reports on [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] by [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] by [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] and

               (ii) Daily reports on percentage of ineffective calls; and

          (b) Daily reports on [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] including [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] and [*Material Omitted and Separately Filed Under an Application for Confidential Treatment].

          In addition, upon Customer's request, Vendor shall provide Customer with [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] and other [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] information for [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] that are utilized to provide [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] under this Schedule B. In addition, for all other components of the Vendor Network that are utilized to provide Dial-Up Access Services under this Schedule B, Vendor shall provide to Customer a daily report covering the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] as such data is collected by Vendor. In the event of a Network outage, Vendor will work cooperatively with Customer to share additional SNMP data which may be pertinent to the analysis and resolution of any such outage.

     7.4. Meetings.
          --------

          Vendor and Customer shall hold weekly meetings at Customer's site or via telephone conference call (unless otherwise requested by Customer) to assess Vendor's performance under this Schedule B. During emergency situations, meetings will be held at least on a daily basis.

     7.5. Periodic Review of Service Levels.
          ---------------------------------

          As requested by Customer or Vendor, Customer and Vendor shall review the Service Levels described in this Schedule B and shall make mutually agreed-upon adjustments to them as appropriate to reflect performance capabilities associated with advances in the technology and methods used to provide the Dial-Up Access Services.

8.   Pricing


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Network Services Agreement     America Online, Inc./BBN Corporation CONFIDENTIAL
Schedule B                   Schedule B - Page 27

                       CONFIDENTIAL TREATMENT REQUESTED

     This Article 8 describes the methodologies for calculating the charges under this Schedule B and relating pricing terms and conditions. The charges calculated pursuant to this Schedule B, and any other charges expressly set forth in the Master Agreement, shall fully compensate Vendor for the provision of the Dial-Up Access Services.

     8.1. Pricing for Dial-Up Access Services.
          -----------------------------------

          (a)  Monthly EDAP Charge.
               -------------------

               (i) The monthly recurring charge (such charge, as may be adjusted pursuant to the Agreement, the "Monthly EDAP Charge") for one (1) Dedicated Dial-Up Access Port corresponding to the first [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] Dedicated Dial-Up Access Ports of the Dial-Up Purchase Commitment only (such port an "Existing Dedicated Dial-Up Access Port") shall be set at the Existing DAP Market Price, as set forth in Exhibit B-2, and shall be automatically reduced according to the schedule set forth in Exhibit B-2. In addition, the Monthly EDAP Charge may be further reduced as provided in this Article 8 of this Schedule B. The Parties acknowledge that the Monthly EDAP Charge described in the first sentence of Article 2 of Exhibit B-2 shall apply retroactively to October 1, 1999, and Vendor shall provide Customer with a refund of any amounts paid for the corresponding Dial-Up Access Services in excess of such price under the Original Agreement.

               (ii) Following a review of the applicable leases (but in no event later than 45 days after the Effective Date), Vendor shall inform Customer as to the extent to which it desires to (1) assume the operating leases for certain modems, racks and cables for the Existing Dedicated Dial-Up Access Ports leased by Customer (collectively the "Leased Items"), and
                    (2) purchase certain modems, racks and cables for the Existing Dedicated Dial-Up Access Ports owned by Customer (collectively, the "Owned Items"). To the extent that the Parties agree, the Parties shall enter into an amendment under which (A) Vendor shall assume the operating leases for the Leased Items, subject to the terms of such leases and to the rights of third parties in such Leased Items, and (B) Customer shall pass to Vendor title for the Owned Items pursuant to economic terms to be mutually agreed upon, subject to Customer's rights in such equipment. Such amendment shall reflect that, with respect to Vendor's assumption of the leases of the Leased Items, Customer will, on a pass-through expense basis (i.e., without markup), pay leasing costs as and when required under the terms of the leases for the Leased Items. Such amendment shall also reflect that any cost savings achieved by Vendor with respect to leasing and capital costs for the Leased Items will be shared equally between Customer and Vendor. If Vendor decides not to assume the leases for the Leased Items, the rights and obligations of the Parties with respect to the Leased Items shall be as described in the Original Agreement. If Vendor decides not to purchase the Owned

--------------------------------------------------------------------------------
Network Services Agreement     America Online, Inc./BBN Corporation CONFIDENTIAL
Schedule B                   Schedule B - Page 28

                    Items, Customer shall continue to bear the actual capital costs of the Owned Items in accordance with the terms of the Original Agreement.

          (b)  Monthly DAP Charge.
               ------------------

               The monthly recurring charge (such charge, as may be reduced pursuant to the Agreement, the "Monthly DAP Charge") for one (1) Dedicated Dial-Up Access Port other than an Existing Dedicated Dial-Up Access Port shall be set at the DAP Initial Market Price, as set forth in Exhibit B-2, and shall be automatically reduced according to the schedule set forth in Exhibit B-2. In addition, the Monthly DAP Charge may be further reduced as provided in this
               Article 8 of Schedule B. The Monthly DAP Charge shall fully compensate Vendor for the provision of the corresponding Dial-Up Access Services (including all capital costs of providing the corresponding Dial-Up Access Services (excluding hub routers resident at Customer's data centers)).

          (c)  Additional Bandwidth.
               --------------------

               For each additional [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] bps of average bandwidth available at peak per user outbound (and [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] bps inbound) per Dedicated Dial-Up Access Port that Customer requests Vendor to provide hereunder, Vendor shall provide such additional bandwidth at a charge to Customer that is no greater than [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] ($[*Material Omitted and Separately Filed Under an Application for Confidential Treatment]) per Dedicated Dial-Up Access Port per month for each additional [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] bps of such bandwidth.

     8.2. Decommissioning of Dedicated Dial-Up Access Ports.
          -------------------------------------------------

          (a) Beginning [*Material Omitted and Separately Filed Under an Application for Confidential Treatment], Customer may decommission Dedicated Dial-Up Access Ports that either contribute to the satisfaction of the Dial-Up Purchase Commitment or to Customer's satisfaction of its obligation described in
               Section 2.8(c)(ii) of this Schedule B, without liability, subject to the following:

               (i) Customer will provide one hundred twenty (120) days prior written notice of the calling areas in which Dedicated Dial-Up Access Ports are to be decommissioned, as well as the associated quantities of Dedicated Dial-Up Access Ports to be decommissioned in each such area;

               (ii) the Vendor Decom Share for a calendar quarter shall not (in the cumulative and not more than a de minimis amount) exceed the Other Vendors' Decom Share for such quarter;

--------------------------------------------------------------------------------
Network Services Agreement     America Online, Inc./BBN Corporation CONFIDENTIAL
Schedule B                   Schedule B - Page 29

                       CONFIDENTIAL TREATMENT REQUESTED

               (iii) the decommissioning of Dedicated Dial-Up Access Ports pursuant to this Subsection (a) shall not materially change Customer's proportional distribution of Dedicated Dial-Up Access Ports across Existing Calling Areas; and

               (iv) if the decommissioning of Dedicated Dial-Up Access Ports pursuant to this Subsection (a) causes the aggregate number of Dial-Up Access Ports to fall below [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] of the number of Dedicated Dial-Up Access Ports comprising the Dial-Up Purchase Commitment, then Vendor may, upon six months' prior notice to Customer, [*Material Omitted and Separately Filed Under an Application for Confidential Treatment], Vendor shall provide Transition Assistance pursuant to Section 13.4 of the Master Agreement.

          (b) Customer may decommission any Dedicated Dial-Up Access Ports other than those to which Subsection (a) of this Section applies (including (A) any Dedicated Dial-Up Access Ports ordered at any time for delivery after [*Material Omitted and Separately Filed Under an Application for Confidential Treatment], and (B) any Dedicated Dial-Up Access Ports ordered in excess of those necessary to satisfy the Dial-Up Purchase Commitment), without liability and as of a decommissioning date specified by Customer upon one hundred twenty (120) days' prior written notice to Vendor; provided, however, that Customer may decommission Dedicated Dial-Up Access Ports pursuant this Subsection only to the extent that the first day of the month in which Final Acceptance occurred for such ports is at least twelve (12) months prior to the decommissioning date requested by Customer pursuant to this Subsection (b).

          (c) Customer shall not be responsible for any charges for a Dedicated Dial-Up Access Port to the extent such charges correspond to the time after the requested decommissioning date of which Customer provides Vendor with notification pursuant to this Schedule B.

     8.3. Adjustments to Pricing for Dial-Up Access Services.
          --------------------------------------------------

          (a)  New Dial-Up Market Price.
               ------------------------

               (i)  Definitions.

                    (1) "New Dial-Up Market Price" for any Dial-Up Access shall mean the price [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] to Customer by any Dial-Up Market Vendor for Comparable Dial-Up Services. To calculate the New Dial-Up Market Price pursuant to this Subsection, the price for [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] shall be reasonably adjusted to reflect the difference between the [*Material Omitted and Separately

--------------------------------------------------------------------------------
Network Services Agreement     America Online, Inc./BBN Corporation CONFIDENTIAL
Schedule B                   Schedule B - Page 30

                       CONFIDENTIAL TREATMENT REQUESTED

                         Filed Under an Application for Confidential Treatment] and the provision of [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] by a [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] that (A) do not include [*Material Omitted and Separately Filed Under an Application for Confidential Treatment], (B) do not include [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] to such vendor for [*Material Omitted and Separately Filed Under an Application for Confidential Treatment], or
                         (C) do not include [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] to such vendor for [*Material Omitted and Separately Filed Under an Application for Confidential Treatment].

                    (2) "Dial-Up Market Vendor" shall mean a vendor (not including a Special Affiliate) that at any time [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] at least [*Material Omitted and Separately Filed Under an Application for Confidential Treatment]. For the purpose of this Subsection, Special Affiliate shall only be deemed to include Subsections (i) and (ii) of the definition of "Special Affiliate" in Schedule A.

               (ii) Notification Process.

                    Customer may provide Vendor with notice at any time of a New Dial-Up Market Price (each such notice, a "New Dial-Up Market Price Notice" and the date of such notice as determined pursuant to Section 16.4 of the Master Agreement, the "New Dial-Up Market Price Notice Date"). Each New Dial-Up Market Price Notice will contain (A) the New Dial-Up Market Price calculation and [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] of the[*Material Omitted and Separately Filed Under an Application for Confidential Treatment] to which such New Dial-Up Market Price relates and (B) information sufficient to enable Vendor to match the average [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] per [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] at [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] corresponding to the New Dial-Up Market Price if requested by Customer. No later than thirty (30) calendar days after the New Dial-Up Market Price Notice Date corresponding to a New Dial-Up Market Price Notice, Vendor will respond to Customer by notifying Customer in writing whether it will:


--------------------------------------------------------------------------------
Network Services Agreement     America Online, Inc./BBN Corporation CONFIDENTIAL
Schedule B                   Schedule B - Page 31

                       CONFIDENTIAL TREATMENT REQUESTED

                    (1) accept the validity of the proposed New Dial-Up Market Price and reduce prices to the applicable New Dial-Up Market Price in accordance with Subsection (iii) of this Subsection (a),

                    (2) accept the validity of the proposed New Dial-Up Market Price and decline to reduce prices to the New Dial-Up Market Price in accordance with the corresponding New Dial-Up Market Price Notice, or

                    (3) dispute the validity of the proposed New Dial-Up Market Price.

                    (each a "New Dial-Up Market Price Response"). Vendor shall not unreasonably dispute the validity of a proposed New Dial-Up Market Price.

              (iii) Reduction Process.

                    In the event Vendor accepts a proposed New Dial-Up Market Price pursuant to clause (1) of Subsection (ii) of this Subsection (a), then:

                    (1) Effective as of the Incremental New Ports MP Change Date, the Monthly DAP Charge for all [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] delivered on or after [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] Date will be reduced to the New Dial-Up Market Price set forth in the corresponding New Dial-Up Market Price Notice, and with respect to such New Ports, Vendor will, if requested by Customer, [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] per [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] at [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] provided for the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] Services corresponding to such New Dial-Up Market Price.

                    (2) Effective as of the All New Ports MP Change Date, the Monthly DAP Charge for all [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] (regardless of when delivered) will be reduced to the New Dial-Up Market Price set forth in the corresponding [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] Notice and with respect to such New Ports, Vendor will, if requested by Customer, [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] available per [*Material Omitted and Separately Filed Under an Application for Confidential

--------------------------------------------------------------------------------
Network Services Agreement   America Online, Inc. / BBN Corporation CONFIDENTIAL
Schedule B                  Schedule B - Page 32

                       CONFIDENTIAL TREATMENT REQUESTED

                         Treatment] for the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] Services corresponding to such [*Material Omitted and Separately Filed Under an Application for Confidential Treatment].

                    (3) Effective as of the Base Port MP Change Date, the Monthly EDAP Charge for all [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] and the Monthly [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] regardless of when delivered will be reduced to the New Dial-Up Market Price set forth in the corresponding New Dial-Up Market Price Notice, and with respect to such New Ports and Existing Dial-Up Access Ports, Vendor will, if requested by Customer, match the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] available per [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] for the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] Services corresponding to such New Dial-Up Market Price.

                    Notwithstanding the foregoing:

                    (4) If Vendor accepts the validity of a proposed New Dial-Up Market Price and reduces prices to the applicable New Dial-Up Access Market Price in a given calendar year, then Vendor shall not be obligated to provide Customer with any additional New Dial-Up Market Price Response with respect to any New Dial-Up Market Price Notice for which the corresponding New Dial-Up Market Price Effective Date occurs in such calendar year.

                    (5) Vendor shall not be obligated to reduce the Monthly DAP Charge or the Monthly EDAP Charge, as the case may be, at a rate that is[*Material Omitted and Separately Filed Under an Application for Confidential Treatment] than the rate at which [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] provides [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] relative to the applicable[*Material Omitted and Separately Filed Under an Application for Confidential Treatment] as measured monthly. For example, if the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] has committed to provide [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] or more [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] at the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] but immediately following the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] or the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] as applicable, the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] has only provided [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] at the [*Material Omitted and

--------------------------------------------------------------------------------
Network Services Agreement   America Online, Inc. / BBN Corporation CONFIDENTIAL
Schedule B                  Schedule B - Page 33

                       CONFIDENTIAL TREATMENT REQUESTED

                         Separately Filed Under an Application for Confidential Treatment], then Vendor will only be obligated to reduce the Monthly DAP Charge or Monthly EDAP Charge, as the case may be, for [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] of the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] as of the applicable month that are subject to[*Material Omitted and Separately Filed Under an Application for Confidential Treatment] at that time [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] delivered on or after the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] as of such date, of all[*Material Omitted and Separately Filed Under an Application for Confidential Treatment] and of all [*Material Omitted and Separately Filed Under an Application for Confidential Treatment]. If during the following month [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] has provided an additional [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] at the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment], then Vendor will be obligated to reduce the Monthly DAP Charge or Monthly EDAP Charge, as the case may be, [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] as of the applicable month that are subject to a [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] at that time (i.e., for [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] delivered on or after the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] as of such date, of all[*Material Omitted and Separately Filed Under an Application for Confidential Treatment] as of the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] as of the [*Material Omitted and

--------------------------------------------------------------------------------
Network Services Agreement   America Online, Inc. / BBN Corporation CONFIDENTIAL
Schedule B                  Schedule B - Page 34

                       CONFIDENTIAL TREATMENT REQUESTED

                         Separately Filed Under an Application for Confidential Treatment].

                    (6) Vendor shall not be obligated to [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] per[*Material Omitted and Separately Filed Under an Application for Confidential Treatment] at[*Material Omitted and Separately Filed Under an Application for Confidential Treatment] for the[*Material Omitted and Separately Filed Under an Application for Confidential Treatment] corresponding to a New Dial-Up Market Price at a rate that is [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] than the rate in which the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] provides [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] per[*Material Omitted and Separately Filed Under an Application for Confidential Treatment] at [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] for Comparable Dial-Up Services relative to the applicable Dial-Up Market Vendor Trigger, as measured monthly.

                    (7) [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] shall be applicable only during such periods as [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] at such [*Material Omitted and Separately Filed Under an Application for Confidential Treatment], or a[*Material Omitted and Separately Filed Under an Application for Confidential Treatment] from a[*Material Omitted and Separately Filed Under an Application for Confidential Treatment].

               (iv) Decommissioning Process.

                    If Vendor declines to reduce the Monthly DAP Charge or the Monthly EDAP Charge to the New Dial-Up Market Price pursuant to clause (2) of Subsection (ii) of this Subsection (a), then Customer may, in its sole discretion, do either or both of the following: (A) terminate the Dial-Up Purchase Commitment, and (B) decommission Dedicated Dial-Up Access Ports, subject to the following restrictions:

                    (1) Customer will provide [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] days prior written notice of the calling areas in which Dedicated Dial-Up Access Ports are to be decommissioned, as well as the

--------------------------------------------------------------------------------
Network Services Agreement   America Online, Inc. / BBN Corporation CONFIDENTIAL
Schedule B                  Schedule B - Page 35

                       CONFIDENTIAL TREATMENT REQUESTED

                         associated quantities of Dedicated Dial-Up Access Ports to be decommissioned in each such area;

                    (2) Customer may only decommission a number of Dedicated Dial-Up Access Ports no greater than the number of Dedicated Dial-Up Access Ports that are provided to [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] by other [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] at or below such[*Material Omitted and Separately Filed Under an Application for Confidential Treatment].

                    (3) The effective date of decommission applicable to a Existing Dial-Up Access Port shall not be earlier than [*Material Omitted and Separately Filed Under an Application for Confidential Treatment].

                    (4) The decommissioning of Dedicated Dial-Up Access Ports pursuant to this Subsection (iv) shall result in the same approximate weighted distribution of Dedicated Dial-Up Access Ports across Existing Calling Areas.

                    (5) The right to decommission arising from any particular New Dial-Up Market Price Notice shall cease, on a prospective basis if and when Vendor delivers a New Dial-Up Market Price Response, in response to a later New Dial-Up Market Price Notice, accepting a proposed New Dial-Up Market Price pursuant to clause (1) of Subsection (ii) of this Subsection (a) .

               (v)  Dispute Resolution Process.

                    If Vendor reasonably disputes the validity of the New Dial-Up Market Price pursuant to clause (3) of Subsection
                    (ii) of this Subsection (a), then each Party shall promptly escalate to the senior-executive level all efforts by such Party to resolve such dispute.

               (vi) Example.

                    For example:

                    (1) If Customer provides Vendor with a New Dial-Up Market Price Notice for which the New Dial-Up Market Price Notice Date is [*Material Omitted and Separately Filed Under an Application for Confidential Treatment], and Vendor accepts the proposed New Dial-Up Market Price pursuant to clause (A) of Subsection (ii) of this Subsection (a), then (x) the New Dial-Up Market Price Effective Date would be [*Material Omitted and Separately Filed Under an Application for Confidential Treatment], and (y) pursuant to Schedule A, the Incremental


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Network Services Agreement   America Online, Inc. / BBN Corporation CONFIDENTIAL
Schedule B                  Schedule B - Page 36

                       CONFIDENTIAL TREATMENT REQUESTED

                         New Ports MP Change Date would be [*Material Omitted and Separately Filed Under an Application for Confidential Treatment], the All New Ports MP Change Date would be [*Material Omitted and Separately Filed Under an Application for Confidential Treatment], and the Base Port MP Change Date would be [*Material Omitted and Separately Filed Under an Application for Confidential Treatment].

                    (2) Pursuant to Subsection (iii)(1) of this Subsection (a), and except as otherwise required pursuant to the restrictions described in Subsections (iii)(5),
                         (iii)(6), and (iii)(7) of this Subsection (a), as of [*Material Omitted and Separately Filed Under an Application for Confidential Treatment], the Monthly DAP Charge for all[*Material Omitted and Separately Filed Under an Application for Confidential Treatment] delivered on or after [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] would be reduced to the New Dial-Up Market Price set forth in the corresponding New Dial-Up Market Price Notice, and with respect to such [*Material Omitted and Separately Filed Under an Application for Confidential Treatment], Vendor would, if requested by Customer, [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] per[*Material Omitted and Separately Filed Under an Application for Confidential Treatment] at peak provided for the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] corresponding to such New Dial-Up Market Price. Pursuant to Subsection (iii)(4) of this Subsection (a), Vendor would not be obligated to provide Customer with any additional New Dial-Up Market Price Response with respect to any New Dial-Up Market Price Notice for which the corresponding New Dial-Up Market Price Effective Date occurs in [*Material Omitted and Separately Filed Under an Application for Confidential Treatment].

                    (3) Pursuant to Subsection (iii)(2) of this Subsection (a), as of [*Material Omitted and Separately Filed Under an Application for Confidential Treatment], the Monthly DAP Charge for all [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] regardless of when delivered would be reduced to the New Dial-Up Market Price set forth in the corresponding New Dial-Up Market Price Notice, and with respect to such [*Material Omitted and Separately Filed Under an Application for Confidential Treatment], Vendor would, if requested by Customer, [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] per [*Material

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                       CONFIDENTIAL TREATMENT REQUESTED

                         Omitted and Separately Filed Under an Application for Confidential Treatment] at [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] for the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] corresponding to such New Dial-Up Market Price. Such reduction would not be inconsistent with Subsection
                         (iii)(4) of this Subsection (a), because such reduction was made pursuant to the same New Dial-Up Market Price Notice that reduced the Monthly DAP Charge pursuant to Subsection (2) of this Subsection (vi).

                    (4) Pursuant to Subsection (iii)(3) of this Subsection (a), as of [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] and the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] for all [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] regardless of when delivered will be reduced to the New Dial-Up Market Price set forth in the corresponding New Dial-Up Market Price Notice, and with respect to such all [*Material Omitted and Separately Filed Under an Application for Confidential Treatment], Vendor will, if requested by Customer, [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] per [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] at [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] corresponding to such New Dial-Up Market Price.

                    (5) If Customer provides Vendor with another New Dial-Up Market Price Notice for which the New Dial-Up Market Price Notice Date is [*Material Omitted and Separately Filed Under an Application for Confidential Treatment], Vendor would be obligated to provide Customer with a New Dial-Up Market Price Response pursuant to Subsection (ii) of this Subsection. Such obligation would not be contrary to Subsection (iii)(4) of this Subsection (a), because the New Dial-Up Market Price Effective Date for such New Dial-Up Market Price Notice would be [*Material Omitted and Separately Filed Under an Application for Confidential Treatment]. If Vendor accepts such proposed New Dial-Up Market Price pursuant to clause (1) of Subsection (ii) of this Subsection
                         (a), then effective [*Material Omitted and Separately Filed Under an Application for Confidential Treatment], the Monthly DAP Charge for [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] regardless of

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                       CONFIDENTIAL TREATMENT REQUESTED

                         when delivered would be reduced to such New Dial-Up Market Price, and with respect to such [*Material Omitted and Separately Filed Under an Application for Confidential Treatment], Vendor would, if requested by Customer, [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] per [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] at [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] for the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] corresponding to such New Dial-Up Market Price. Further, pursuant to Subsection (iii)(3) of this Subsection (a), as of [*Material Omitted and Separately Filed Under an Application for Confidential Treatment], the Monthly EDAP Charge will be reduced to such New Dial-Up Market Price, and with respect to [*Material Omitted and Separately Filed Under an Application for Confidential Treatment], Vendor will, if requested by Customer, [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] per [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] at [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] or the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] corresponding to such New Dial-Up Market Price.

          (b)  Most-Favored Customer.
               ---------------------

               (i) As long as the aggregate number of Dial-Up Access Ports then being purchased or ordered by Customer exceeds that of any other customer of Vendor, Vendor shall not provide dial-up access services that are Comparable Dial-Up Services to any other Applicable DUP Purchaser (1) at prices that are lower than those charged or available to Customer under this Agreement, and for a [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] , or for [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] that are in the aggregate equal to or less than the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] that [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] hereunder or (2) pursuant to terms and conditions more favorable to such Applicable DUP Purchaser than the terms and conditions of this Schedule B and Master Agreement, in each case, without first offering such lower price and other more favorable terms and conditions to Customer, within thirty (30) calendar days of contractually committing to such price and other terms with another customer. As of the Effective Date, Vendor

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                       CONFIDENTIAL TREATMENT REQUESTED

                    acknowledges that the aggregate number of Dial-Up Access Ports being purchased or ordered by Customer exceeds that of any other customer of Vendor. In the event that the aggregate number of Dial-Up Access Ports being purchased or ordered by Customer at any time during the Term does not exceed that of any other customer of Vendor, Vendor shall provide Customer with written notification of such event within thirty (30) calendar days of the occurrence of such event. For the purposes of this Subsection, prices "charged or available to Customer hereunder" for Dedicated Dial-Up Access Ports shall be determined by [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] the applicable [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] and [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] in proportion to the number of [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] and [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] or [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] by [*Material Omitted and Separately Filed Under an Application for Confidential Treatment]. "Applicable DUP Purchaser" shall mean any party (including any Vendor Affiliate that resells Dial-Up Access purchased from Vendor or another Vendor Affiliate) that is obligated to purchase, that actually purchases, or that seeks to purchase from Vendor or its Affiliates Dial-Up Access at any time equivalent to more than [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] Dial-Up Access Ports.

               (ii) As long as the aggregate number of Dial-Up Access Ports then being purchased or ordered by Customer exceeds that of any other customer of Vendor, to the extent that Vendor provides dial-up access services that are not [*Material Omitted and Separately Filed Under an Application for Confidential Treatment, then Vendor shall offer, on a quarterly basis, to provide to Customer such dial-up access services at the prices charged or available to, and upon the terms and conditions applicable to, [*Material Omitted and Separately Filed Under an Application for Confidential Treatment]; provided, however, that if Customer's service requirements would necessitate changes to such terms and conditions, the Parties shall work in good faith to adjust such terms and conditions as mutually agreed to satisfy such requirements. To the extent that Customer accepts such offer of dial-up access services that are not [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] from Vendor, Vendor shall provide such services as ordered by Customer pursuant to a separate Schedule to the Master Agreement, such services shall be deemed Services to which the Master Agreement applies, such services shall be subject to most-favored customer terms and conditions substantially similar to those set forth in this Subsection
                    (b), and Customer may [*Material Omitted and Separately Filed Under an Application for

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                       CONFIDENTIAL TREATMENT REQUESTED

                    Confidential Treatment]. In the event of [*Material Omitted and Separately Filed Under an Application for Confidential Treatment], Customer shall have no further liability to Vendor with respect to such portion of the Dial-Up Purchase Commitment replaced pursuant to this Subsection (ii).

              (iii) As long as the aggregate number of Dial-Up Access Ports then being purchased or ordered by Customer exceeds that of any other customer of Vendor, Vendor shall offer to Customer, Comparable Dial-Up Services provided or offered by any Vendor Affiliate to an Applicable DUP Purchaser (1) at prices that are equal to or lower than those charged or available to such Applicable DUP Purchaser for such services, for a commitment by such Applicable DUP Purchaser to order or purchase volumes, or for actual orders or purchases of volumes, that are in the aggregate equal to or less than the equivalent volumes that Customer is obligated to purchase under the Agreement, and (2) pursuant to terms and conditions that are at least as favorable or more favorable to Customer than the terms and conditions applicable to or available to an Applicable DUP Purchaser.

               (iv) For any price proposal made by Vendor to Customer at any time during the Term, Vendor shall in good faith represent to Customer in writing whether or not such proposal is being made for reasons that include Vendor's belief that an adjustment may be required pursuant to this Subsection (b).

               (v)  Customer may audit Vendor's compliance with this Subsection
                    (b) pursuant to Article 10 of the Master Agreement. In the event that Vendor fails to comply with this Subsection (b) (e.g., fails to adjust pricing in accordance with this Subsection (b)), then Vendor shall rebate to Customer, with respect to each Dedicated Dial-Up Access Port purchased hereunder, the difference between (1) the price actually paid by Customer hereunder, and (2) the lower price provided to the third party purchasing the Comparable Dial-Up Services from Vendor, retroactive to the date Vendor provided the lower price to such third party, together with interest computed in the same manner as described in Section
                    9.2 of the Master Agreement on such rebated amounts from such date.

          (c)  Regulatory Changes Affecting Pricing.
               ------------------------------------

               In the event that any change in applicable Federal regulations results in a significant, demonstrable change in Vendor's costs to provide the Dial-Up Access Services, then:

               (i) in the case of a cost increase, Vendor may pass such applicable cost increase along to Customer on an Out-of-Pocket Expense basis so long as such increase is passed along to all of Vendor's other Dial-Up Access

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                    customers to which such costs are not prohibited from being passed; provided, however, Customer may elect, with 120 days notice, to decommission in accordance with Subsection
                    (a)(iv) of this Section any of the Dial-Up Access Ports affected by such Federal regulatory cost increase (however, Customer shall not be required to pay such cost increase during the 120-day decommissioning notice period); provided further, however, that (A) the decommissioning of Dedicated Dial-Up Access Ports across the Vendor Network pursuant to this Subsection shall be in proportion to the approximate weighted distribution of Dedicated Dial-Up Access Ports across Existing Calling Areas, and (B) the date and, proportional rate restrictions on decommissioning in Subsection (a)(iv) of this Section shall not apply with respect to decommissioning under this Section; and

               (ii) in the event of a cost decrease, Vendor shall pass such decrease to Customer.

               In connection with any such increase or decrease, Vendor shall identify the Dial-Up Access Ports affected by such regulatory cost change and the amount of the applicable change to the Monthly EDAP Charge or Monthly DAP Charge for such affected Dial-Up Access Ports. Any such regulatory cost change passed -through to Customer shall take effect as of the first day of the calendar month immediately following delivery of the regulatory cost change notice and shall continue in effect until the date on which the next New Dial-Up Market Price becomes applicable to such affected Dial-Up Access Ports.

     8.4. Normalization Methodology And Conversion Of Services.
          ----------------------------------------------------

          (a)  Normalization Methodology.
               -------------------------

               For purposes of Sections 2.8(c) and 8.3(b)(ii) of this Schedule B, and for purposes of the definitions of "Other Vendors' Decom Share" and "Vendor's Decom Share" set forth in Schedule A, in order to normalize a commitment to order or purchase dial-up access provided on a usage basis with a commitment to order or purchase Dedicated Dial-Up Access Ports provided under this Agreement, a commitment to order or purchase [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] shall be deemed equivalent to a commitment to purchase one (1) Dedicated Dial-Up Access Port for such month (such conversion methodology collectively the "Normalization Methodology").

          (b)  Conversion of Services.
               ----------------------

               Upon Customer's request, Vendor shall reasonably and in good faith discuss with Customer without further obligation the modification of the pricing methodologies applicable to the Dial-Up Access Services that may be purchased by Customer under this Schedule B as necessary to convert certain Dial-Up Access Services to hourly or similar usage based pricing.

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                       CONFIDENTIAL TREATMENT REQUESTED

     8.5. Technological Change.
          --------------------

          Vendor acknowledges that quality of the Dial-Up Access Services is critical to the satisfaction of the users of Customer's services and will work to minimize any quality issues associated with the rapid implementation of new service technologies.

          (a)  Changes in Dial-Up Access Platform.
               ----------------------------------

               (i) In the event that Vendor determines that an access platform different from that which is used as of the Effective Date to provide Dedicated Dial-Up Access Ports to Customer represents a superior value, or otherwise may make such platform desirable, Vendor may utilize such different access technology; provided, however, that:

               (ii) Vendor shall provide Customer with notification of such different access technology upon Vendor's determination to utilize such different access technology, which notice shall be provided no less than sixty (60) days' before deploying such change;

              (iii) such different access technology is not utilized in
                    conjunction with then-existing access technology for any given telephone number for more than forty-five (45) days; and

               (iv) if such different access technology does not provide (or enable Vendor to provide) any reports required under Section 6.3(o) or 7.3(a) of this Schedule B other than the reports described in Section 7.3(a)(i) of this Schedule B, then:

                    (1) Vendor may deploy not more than [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] such Dedicated Dial-Up Access Ports (in the aggregate for all such different access technologies that do not provide such reports) (each of such ports a "Reportless Port");

                    (2) with respect to any Reportless Port, Vendor shall use all commercially reasonable efforts to provide such reports as soon as practicable, but in no event later than [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] after acceptance of such Reportless Port; and

                    (3) if Vendor is unable to provide such reports for a Reportless Port for [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] days of acceptance of such Reportless Port, then Vendor shall immediately remove from service any such Reportless Port.

               In no event shall Vendor provide any Dedicated Dial-Up Access Ports that do not provide the reports described in Section 7.3(a)(i) of this Schedule B. Upon the request of Customer, Vendor shall identify which access platform is then

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                       CONFIDENTIAL TREATMENT REQUESTED

               being utilized for each telephone number used to provide Dedicated Dial-Up Access Ports.

          (b)  Technology Briefing.
               -------------------

               Vendor will provide Customer with a semi-annual technology briefing detailing Vendor's near- and medium- term plans for the introduction of new technology and new Internet-related services. Information exchanged by the Parties in conjunction with such briefing shall be deemed Confidential Information for the purposes of the Agreement.

9.   SPECIFICATIONS AND ACCEPTANCE CRITERIA

     9.1. Specifications.
          --------------

          Dedicated Dial-Up Access Ports provided hereunder shall fully conform with the following Specifications (collectively, the "Dial-Up Access Specifications"):

          (a) By [*Material Omitted and Separately Filed Under an Application for Confidential Treatment], Vendor will provision end-to-end bandwidth such that average bandwidth available per user at peak will be [*Material Omitted and Separately Filed Under an Application for Confidential Treatment].

          (b) The Dial-Up Access Services shall fully support and be in conformance with Customer's access methods, access technology, hub architecture, and other access methods that may become available to Customer from time to time. Access methods shall include:

               (i) [*Material Omitted and Separately Filed Under an Application for Confidential Treatment];

               (ii) [*Material Omitted and Separately Filed Under an Application
                    for Confidential Treatment];

              (iii) [*Material Omitted and Separately Filed Under an Application
                    for Confidential Treatment];

               (iv) [*Material Omitted and Separately Filed Under an Application
                    for Confidential Treatment];

               (v) [*Material Omitted and Separately Filed Under an Application for Confidential Treatment];

               (vi) [*Material Omitted and Separately Filed Under an Application
                    for Confidential Treatment];

              (vii) [*Material Omitted and Separately Filed Under an Application
                    for Confidential Treatment];

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                       CONFIDENTIAL TREATMENT REQUESTED

             (viii) [*Material Omitted and Separately Filed Under an Application
                    for Confidential Treatment] (including those provided by Customer and any other Customer-offered service) as requested by Customer at [*Material Omitted and Separately Filed Under an Application for Confidential Treatment], provided that the cost of [*Material Omitted and Separately Filed Under an Application for Confidential Treatment], subject to prior agreement by Vendor and Customer on how routing is implemented. Interconnect costs of service to [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] will be treated as an [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] until the earlier of [*Material Omitted and Separately Filed Under an Application for Confidential Treatment], and [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] the date on which [*Material Omitted and Separately Filed Under an Application for Confidential Treatment]; provided however that any such [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] charged to Customer by Vendor will be reduced on a monthly basis by an amount equal to the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment];

               (ix) [*Material Omitted and Separately Filed Under an Application
                    for Confidential Treatment], provided that the cost of user's [*Material Omitted and Separately Filed Under an Application for Confidential Treatment], subject to prior agreement by Vendor and Customer on how routing is implemented; and

               (x) [*Material Omitted and Separately Filed Under an Application for Confidential Treatment], provided that the cost [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] does not exceed the cost of [*Material Omitted and Separately Filed Under an Application for Confidential Treatment], subject to prior agreement by Vendor and Customer on how routing is implemented.

          (c) Vendor, in its network design and topology, shall comply with IETF approved and adopted standards applicable to the access methods described in Subsection (b) of this Section.

     9.2. Acceptance Criteria.
          -------------------

          The following Acceptance Criteria shall apply to Dedicated Dial-Up Access Ports:

          Newly activated Dedicated Dial-Up Access Ports will fail Dial-Up Acceptance Testing if any of the following thresholds is met:

          (a) greater than [*Material Omitted and Separately Filed Under an Application for Confidential Treatment];

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                       CONFIDENTIAL TREATMENT REQUESTED

          (b) greater than [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] (such data will be provided by Vendor for the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment];

          (c) greater than [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] which successfully [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] to the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] to connect [*Material Omitted and Separately Filed Under an Application for Confidential Treatment]

          provided, however, that notwithstanding the foregoing, [*Material Omitted and Separately Filed Under an Application for Confidential Treatment]. The Acceptance Test Period will be contingent upon Customer's receiving the[*Material Omitted and Separately Filed Under an Application for Confidential Treatment] beginning with a [*Material Omitted and Separately Filed Under an Application for Confidential Treatment]. Customer will not [*Material Omitted and Separately Filed Under an Application for Confidential Treatment].

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                       CONFIDENTIAL TREATMENT REQUESTED

                                   EXHIBIT B-1

                           Dial-Up Purchase Commitment

1.   CONFIDENTIALITY

     This Exhibit specifies the Monthly Targets for Customer's Dial-Up Purchase Commitments pursuant to Schedule B. The Parties specifically acknowledge that the purchase commitment information contained herein is highly confidential and that its disclosure to the public or third parties could cause significant harm to either Customer or Vendor or both.

2.   DIAL-UP PURCHASE COMMITMENT

          (a)  The Monthly Target for the following months shall be as follows:

          (b) For [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] Monthly Target shall be an amount determined [*Material Omitted and Separately Filed Under an Application for Confidential Treatment];

          (c) For [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] Target shall be an amount determined [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] that is no less than [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] but no more than [*Material Omitted and Separately Filed Under an Application for Confidential Treatment];

          (d) For [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] the Monthly Target shall be an amount determined [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] that is no less than [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] but no more than [*Material Omitted and Separately Filed Under an Application for Confidential Treatment]; and

          (e) For [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] the Monthly Target shall [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] (except as otherwise mutually agreed upon by the Parties).

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                       CONFIDENTIAL TREATMENT REQUESTED

                                   EXHIBIT B-2

                       Prices for Dial-Up Access Services

1.   CONFIDENTIALITY

     This Exhibit specifies the prices for Dial-Up Access Services provided pursuant to the Master Agreement and Schedule B. The Parties specifically acknowledge that the pricing information contained herein is highly confidential and that its disclosure to the public or third parties could cause significant harm to either Customer or Vendor or both.

2.   MARKET PRICE FOR EXISTING DIAL-UP ACCESS PORTS

     The Monthly EDAP Charge shall be set at [*Material Omitted and Separately Filed Under an Application for Confidential Treatment], which price, effective from [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] through [*Material Omitted and Separately Filed Under an Application for Confidential Treatment], shall be [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] dollars ($[*Material Omitted and Separately Filed Under an Application for Confidential Treatment]). [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] shall be further [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] according to the following schedule:

          (a) From [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] through [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] the Monthly EDAP Charge shall be [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] dollars [*Material Omitted and Separately Filed Under an Application for Confidential Treatment];

          (b) From [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] through [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] the Monthly EDAP Charge shall be [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] dollars [*Material Omitted and Separately Filed Under an Application for Confidential Treatment];

          (c) From [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] through the remainder of [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] the Monthly EDAP Charge shall be [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] dollars [*Material Omitted and Separately Filed Under an Application for Confidential Treatment].

     Notwithstanding the foregoing, the Monthly EDAP Charge [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] may be [*Material Omitted and Separately Filed Under an Application for Confidential Treatment (A) [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] pursuant to Section [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] to the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] dollars [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] (B) the applicable amount [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] (2) otherwise pursuant to Article [*Material Omitted and Separately Filed Under an Application for Confidential Treatment].

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                       CONFIDENTIAL TREATMENT REQUESTED

3.   MARKET PRICE FOR DIAL-UP ACCESS PORTS

     The Monthly DAP Charge shall be set at the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment], which price, [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] from the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] through [*Material Omitted and Separately Filed Under an Application for Confidential Treatment], shall be [*Material Omitted and Separately Filed Under an Application for Confidential Treatment]. From [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] through [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] Notwithstanding the foregoing, the Monthly DAP Charge may be [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] (1) pursuant to Section [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] to the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] of
     (A) the applicable amount [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] (B) [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] or (2) otherwise pursuant to Article [*Material Omitted and Separately Filed Under an Application for Confidential Treatment].

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Schedule B                  Schedule B-2 - Page 2

                       CONFIDENTIAL TREATMENT REQUESTED

                                   SCHEDULE C

      Broadband Backhaul Services, Service Levels, Pricing and Other Terms

1.   TERM

     The term of this Schedule C shall begin on the Effective Date and shall expire on December 31, 2004, unless terminated earlier in accordance with the Agreement; provided that Customer may, with the consent of Vendor, renew such term for three (3) additional one (1) year periods by giving Vendor at least thirty (30) days notice prior to the end of the applicable term or renewal period (such period, as terminated earlier or so extended, the "Broadband Term").

2.   CONSTRUCTION OF AGREEMENT WITH RESPECT TO NON-XDSL BROADBAND SERVICES

          (a) Although this Agreement governs Broadband Backhaul Services for both xDSL and other broadband services, the Parties acknowledge that the particular rights, duties and obligations set forth herein, including service levels, delivery of service, failure to meet service levels, failure to deliver service, the Broadband Specifications, and other provisions, and the impact of such matters on related purchase commitments as well as other rights and remedies, have been worked out in the particular context of xDSL broadband services. Therefore, although the rights, duties and obligations herein apply to broadband services other than xDSL, the Parties agree to negotiate in good faith how certain provisions herein that are stated in terms particularly relevant to xDSL broadband services will apply in the context of broadband services other than xDSL.

          (b) The Parties acknowledge and agree that with respect to certain Broadband Backhaul Services used to provide any non-xDSL or non-cable broadband service with [*Material Omitted and Separately Filed Under an Application for Confidential Treatment utilized for an xDSL or cable broadband service and for which delivery of such non-xDSL or non-cable service is not based upon the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment], the Other Broadband Purchase Commitment and the pricing set forth in Exhibit C-2 of this Schedule C shall each be adjusted, as mutually agreed, to reflect an appropriate methodology; provided, however, that (i) with respect to the adjustment to the Other Broadband Purchase Commitment, such adjustment shall only be made to reflect such appropriate methodology, and the commitment [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] as such [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] as set forth in [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] and may be adjusted pursuant to the terms of this Schedule C shall not be increased or reduced but shall be applied to the adjusted methodology, and (ii) Section 7.2 of this Schedule C shall continue to apply to the Other Broadband Purchase Commitment and pricing, as adjusted.

--------------------------------------------------------------------------------
Network Services Agreement   America Online, Inc. / BBN Corporation CONFIDENTIAL
Schedule B                  Schedule C - Page 1

                       CONFIDENTIAL TREATMENT REQUESTED

3.   ORDERING AND ACCEPTANCE CRITERIA

     3.1. Ordering.
          --------

          (a)  Forecasts of Customer's Expected Broadband Backhaul Services
               ------------------------------------------------------------
               Needs in New LATAs. At the start of every calendar quarter,
               ------------------
               Customer will provide Vendor with a non-binding forecast that sets forth those New LATAs in which Customer expects it will need Broadband Backhaul Services over the next three (3) calendar quarters.

          (b)  Ordering Broadband Backhaul Services in Existing LATAs. The
               ------------------------------------------------------
               Parties shall mutually agree upon the standards and procedures for ordering Broadband Backhaul Services in Existing LATAs (including (i) scheduling procedures, timelines, performance metrics and remedies, (ii) the ongoing sharing of information back and forth between the Parties as appropriate or necessary to maximize efficiencies and minimize provisioning turnarounds times and (iii) such other issues as the Parties may mutually agree). The Parties specifically agree that a principal objective of the ordering process shall be to meet in a timely manner Customer's Subscriber Line demand. The Parties shall mutually agree upon changes from time to time to the ordering process to facilitate the provision of Broadband Backhaul Services to Customer.

          (c)  Launch of Broadband Backhaul Services in New LATAs. Customer
               --------------------------------------------------
               shall direct the launch of New LATAs consistent with the timing of the local access provider and Customer becoming ready to provide xDSL service in that LATA. Any time Customer requests that Vendor provision Broadband Backhaul Services in a New LATA, Customer will provide Vendor with notice (each, a "New LATA Notice") specifying such LATA (as applicable), the initial capacity to be provided in such LATA, and the date Customer anticipates it will begin utilizing such Broadband Backhaul Services in such LATA. In the event that Customer notifies Vendor of a requested change in the specifics of a New LATA Notice provided to Vendor, the Parties will mutually agree upon the extent, if any, that (i) such requested change will affect the time period specified in Section 3.2(a) of this Schedule C, and
               (ii) Customer will pay Vendor Out-of-Pocket Expenses incurred by Vendor as a result of such requested change.

          (d)  Geographic Distribution. Notwithstanding the foregoing:
               -----------------------

               (i) the distribution of Vendor Broadband Subscriber Lines providing xDSL broadband services will be approximately proportional to the nationwide distribution of all of the Aggregate DSL Subscriber Lines; and

               (ii) the distribution of Vendor Broadband Subscriber Lines providing broadband services other than xDSL will be approximately proportional to the nationwide distribution of all of the Aggregate Other Subscriber Lines.

               For the purposes of this Subsection (d), "distribution" means the distribution of the corresponding Vendor Broadband Subscriber Lines across rural versus urban

--------------------------------------------------------------------------------
Network Services Agreement   America Online, Inc. / BBN Corporation CONFIDENTIAL
Schedule B                  Schedule C - Page 2

                       CONFIDENTIAL TREATMENT REQUESTED

               areas, across the contiguous states of the United States, and between Covered Subscriber Lines and non-Covered Subscriber Lines. In the event that Vendor believes Customer has provided Vendor with tasking that is inconsistent with this Subsection
               (d), the Parties will mutually agree on an equitable resolution consistent with the intent of this Section. In January and July of each calendar year, Customer shall provide Vendor with relevant information regarding the distribution of Aggregate Subscriber Lines.

          (e)  Reports on Subscriber Line Activations. At least once per week
               --------------------------------------
               Customer will provide Vendor a report on the number of Vendor Broadband Subscriber Lines activated from each service provider by LATA for the previous seven (7) day period.

     3.2. Delivery.
          --------

          (a)  General. Vendor shall provision Broadband Backhaul Services for
               -------
               each Existing LATA in accordance with the standards and procedures described in Section 1(b) of this Schedule C. Vendor shall use demonstrable good faith diligent efforts to provision Broadband Backhaul Services for each New LATA within [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] days of its receipt of a New LATA Notice corresponding to such New LATA.

          (b)  Reductions in Broadband Purchase Commitments for Delivery
               ---------------------------------------------------------
               Failures.
               --------

               (i)  Definitions.

                    (1) "Failure Percentage" means, as of a Measurement Date, the percentage resulting from (i) [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] that as of such Measurement Date, Vendor has failed to [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] pursuant to Section 1.1(a) of this Schedule within the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] applicable to each such [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] divided by the (ii) the sum of (A) [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] pursuant to
                         Section 1.1(a) of this Schedule as of such [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] plus (B) [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] to be [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] of this [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] and for which the applicable [*Material Omitted


--------------------------------------------------------------------------------
Network Services Agreement     America Online, Inc./BBN Corporation CONFIDENTIAL
Schedule C                   Schedule C - Page 3

                       CONFIDENTIAL TREATMENT REQUESTED

                          and Separately Filed Under an Application for Confidential Treatment].

                     (2) "Failure Threshold Percentages" means the percentage set forth in the following table:

                          ---------------------------------------- -------------------------------
                             [*Material Omitted and Separately      Failure Threshold Percentage
                              Filed Under an Application for
                                  Confidential Treatment]
                          ---------------------------------------- -------------------------------
                                                                       [*Material Omitted and
                                                                     Separately Filed Under an
                                                                    Application for Confidential
                                                                             Treatment]
                          ---------------------------------------- -------------------------------

                          ---------------------------------------- -------------------------------

                          ---------------------------------------- -------------------------------

                     (3) "Threshold Difference" as of a Measurement Date equals the Failure Percentage minus the Failure Threshold Percentage, except that the Threshold Difference can never be less than zero.

               (ii) Reduction Calculation. Reduction of the Broadband Purchase Commitments shall be as set forth in Section 3.1 of Exhibit C-1 of this Schedule C.

               (iii) Examples. Examples of reductions in the Broadband Purchase
                     Commitments for delivery failures are set forth in Section
                     3.2 of Exhibit C-1 of this Schedule C.

          (c) If Vendor fails to (i) provision Broadband Backhaul Services for a New LATA within [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] days of its receipt of a New LATA Notice corresponding to such New LATA, and (ii) use demonstrable good faith diligent efforts to provision Broadband Backhaul Services for such New LATA, then Customer may terminate its obligations with respect to the Broadband Backhaul Purchase Commitments. Upon Customer's request, Vendor shall provide Customer with information and supporting documentation which demonstrates Vendor's good faith diligent efforts to provision such services for the applicable New LATA within [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] days of receipt of the corresponding New LATA Notice (e.g., documents showing Vendor's ordering of circuits in such New LATA).

     3.3. Acceptance Criteria.
          -------------------

          (a) Prior to notifying Customer that Broadband Backhaul Services are available in any geographic area, Vendor will conduct testing utilizing a series of [*Material

--------------------------------------------------------------------------------
Network Services Agreement     America Online, Inc./BBN Corporation CONFIDENTIAL
Schedule C                   Schedule C - Page 4

                       CONFIDENTIAL TREATMENT REQUESTED

               Omitted and Separately Filed Under an Application for Confidential Treatment] tests which validate [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] connectivity from the service provider's [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] and (ii) a series of [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] that validate connectivity from the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment]. Once connectivity described in Subsections (i) and
               (ii) of this Subsection (a) [*Material Omitted and Separately Filed Under an Application for Confidential Treatment], Vendor will provide Customer with notice that the Broadband Backhaul Services are ready for use by Customer.

          (b) The Broadband Backhaul Services will be deemed accepted for a specific LATA or other relevant geographic area when the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] in accordance with the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment]. Vendor will reasonably cooperate with acceptance testing by Customer. Customer will begin providing the Broadband Backhaul Services to its end-customers as soon as reasonably practicable after Customer completes its acceptance testing.

     3.4. Broadband Backhaul Purchase Commitments.
          ---------------------------------------

          Customer agrees to purchase Broadband Backhaul Services according to the purchase commitments set forth in Exhibit C-1 of this Schedule C.

4.   TERMINATION

     4.1. Vendor Termination.
          ------------------

          (a) In the event that the aggregate number of Vendor Broadband Subscriber Lines:

          (b) is less than [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] as of [*Material Omitted and Separately Filed Under an Application for Confidential Treatment];

          (c) is less than [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] as of [*Material Omitted and Separately Filed Under an Application for Confidential Treatment];

          (d) is less than [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] as of [*Material Omitted and Separately Filed Under an Application for Confidential Treatment]; or

          (e) is less than [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] as of [*Material Omitted and Separately Filed Under an Application for Confidential Treatment],

--------------------------------------------------------------------------------
Network Services Agreement     America Online, Inc./BBN Corporation CONFIDENTIAL
Schedule C                   Schedule C - Page 5

                       CONFIDENTIAL TREATMENT REQUESTED

               Vendor may within thirty (30) calendar days of the applicable calendar day set forth above for the corresponding Vendor Broadband Subscriber Line threshold provide Customer with notice of termination of this Schedule C. Such termination shall become effective on the date specified in such notice (which date shall be no earlier than one hundred fifty (150) calendar days following the date of such notice and no later than the end of the Broadband Term) unless within thirty (30) calendar days of the date of such notice, the number of Vendor Broadband Subscriber Lines is equal to or greater than such corresponding threshold . In the event of such termination, (i) Customer shall have no liability to Vendor for failure to achieve the Broadband Purchase Commitments, and (ii) except with respect to the provision of Transition Assistance pursuant to this Section, Vendor shall have no liability to Customer. Upon such termination, Vendor shall provide Transition Assistance in accordance with Section 13.4 of the Master Agreement. Nothing in this Section shall be deemed to affect the obligations of Customer with respect to the Broadband Purchase Commitments so long as Vendor has not provided Customer with a notice of termination pursuant to this Section.

     4.2. Termination of xDSL Field Trials.
          --------------------------------

          The xDSL field trials described in the Original Agreement for (a) Phoenix, Arizona, (b) San Francisco, California, (c) Birmingham, Alabama, (d) northern Virginia, and (e) Redmond, Washington shall be terminated as of January 31, 2000; provided, however, that any of such field trials will be continued upon the request of Customer. In the event of any such continuation, Customer shall reimburse Vendor for Out-of-Pocket Expenses incurred by Vendor as a result of such continuation.

5.   DESCRIPTION OF SERVICES

     Vendor shall provide nationwide (i.e., within the forty-eight contiguous states of the United States plus Hawaii) broadband (including xDSL, cable, wireless and satellite technologies) backbone integration services combining inter- and intra-LATA interconnects, aggregation equipment, co-location, backbone transport and network management control. Such services shall include the provision of the services described in this
     Article 5.

     5.1. Summary and Implementation Plan.
          -------------------------------

          Vendor will provide program management, network engineering, deployment, and operations support for broadband network services integration for Customer.

          (a)  Program Management.
               ------------------

               Vendor will assign a Program Management Team that will be responsible for the management of the provision of Broadband Backhaul Services as a whole. The Program Management Team will serve as Vendor's primary point of contact for Customer. Such team will coordinate the activity of all functional groups within Vendor and will be responsible for project and financial management of the Broadband Backhaul Services.

          (b)  Network Engineering.
               -------------------

--------------------------------------------------------------------------------
Network Services Agreement     America Online, Inc./BBN Corporation CONFIDENTIAL
Schedule C                   Schedule C - Page 6

                       CONFIDENTIAL TREATMENT REQUESTED

               Vendor will provide network engineering expertise to address technical issues that arise during the deployment of the Broadband Backhaul Services and operation of the Vendor Network. Vendor will be responsible for performing network design; planning network expansion; documenting technical procedures; resolving problems escalated by the NOC; addressing architecture, implementation and performance issues; providing cost reduction recommendations; and performing continuous process improvement.

          (c)  Deployment.
               ----------

               Vendor will assign a Deployment Team that will consist of field engineers and technicians. Such team will be responsible for planning and implementing logistics, procuring equipment and circuits, coordinating with network service providers' access points, staging, integration, testing, shipping, and installing equipment.

          (d)  Operations.
               ----------

               Vendor's NOCs will handle the operation and maintenance of the Vendor Network. The NOC shall be connected to Customer's central facilities using a direct leased line to Customer's operations center.

     5.2. Design and Topology of the Vendor Network.
          ------------------------------------------

          Vendor will utilize its Global Network Infrastructure (GNI) backbone for transport of broadband traffic to Customer data centers; provided that in order to provide last mile diversity, at Customer's request, for up to [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] percent of the GNI last mile capacity to Customer's facilities, Customer and Vendor agree to exchange local facilities, at no cost to either Party, for equivalent bandwidth exchanged. The Parties agree to establish a mutually acceptable bandwidth-exchanging and circuit-management process, including with respect to co-location space, facility access, and helping hands where both Parties have local facilities in each geography.

          (a)  Equipment Configuration.
               ------------------------

               Vendor acknowledges that quality of the Broadband Backhaul Services is critical to the satisfaction of the users of Customer's services and will work to minimize any quality issues associated with the rapid implementation of new service technologies (other than to the extent that such quality issues are caused by new service technologies directed by Customer). Vendor will utilize a complement of equipment at broadband POPs. Customer will reasonably cooperate with Vendor in the testing and implementation of any alternative equipment at the broadband POPs that Vendor desires to implement. A sample configuration of equipment is described below.

               [*Material Omitted and Separately Filed Under an Application for Confidential Treatment]. Ancillary equipment will be provided in each POP to

--------------------------------------------------------------------------------
Network Services Agreement     America Online, Inc./BBN Corporation CONFIDENTIAL
Schedule C                   Schedule C - Page 7

                       CONFIDENTIAL TREATMENT REQUESTED

               support configuration and management functions. [*Material Omitted and Separately Filed Under an Application for Confidential Treatment].

          (b)  Points of Presence (POPs).
               --------------------------

               Vendor currently locates broadband POPs in GTE Internetworking GNI facilities. Such GNI facilities provide space for 19" racks, associated power, cabling and environmental conditioning.

          (c)  Network Topology.
               -----------------

               (i) The Vendor Network utilized to provide Broadband Backhaul Services is currently structured as a [*Material Omitted and Separately Filed Under an Application for Confidential Treatment]. Broadband POPs will be located at [*Material Omitted and Separately Filed Under an Application for Confidential Treatment].

               (ii) Traffic from [*Material Omitted and Separately Filed Under an Application for Confidential Treatment].

               (iii) Vendor's NOCs will maintain [*Material Omitted and
                     Separately Filed Under an Application for Confidential Treatment].

               (iv) [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] Under this Schedule C, Vendor is not currently responsible for [*Material Omitted and Separately Filed Under an Application for Confidential Treatment].

          (d) Vendor agrees that any changes to the Broadband Backhaul Services or to the Vendor Network used to provide the Broadband Backhaul Services will be fully functional with services provided by Customer without modification of, or addition to, client or host software used to provide services provided by Customer that utilize the Broadband Backhaul Services.

          (e) In the event that Customer requests a change to the hub architecture, or network bandwidth from that which is described in this Schedule C (other than a request for increased throughput priced pursuant to Section 8(a) of this Schedule C), Vendor will provide Customer with Vendor's proposed increase, if any, to the prices set forth in this Schedule C. To the extent that Customer accepts such proposal, Vendor shall provide the Broadband Backhaul Services in accordance with the requested change and Vendor's proposal to the extent accepted by Customer.

     5.3. Deployment.
          ----------

          (a) Vendor will take the following steps in preparation for deploying equipment used to provide the Broadband Backhaul Services as may be appropriate:

               (i) Coordinating provisioning schedules with Customer representatives;

--------------------------------------------------------------------------------
Network Services Agreement     America Online, Inc./BBN Corporation CONFIDENTIAL
Schedule C                   Schedule C - Page 8

                       CONFIDENTIAL TREATMENT REQUESTED

               (ii) Negotiating with telecommunications vendors for procurement and installation of appropriate access and network connections;

               (iii) Negotiating with telecommunications vendors for
                     reservations of floor space for installation of such equipment;

               (iv) Coordinating with site organizations for housing such equipment and spares, and for developing agreements to assist with troubleshooting activities as directed by the NOC;

               (v)   Procuring equipment;

               (vi)  Receiving, storing, and tracking equipment; and

               (vii) Scheduling installations.

          (b)  Preparation.
               ------------

               (i) Site Survey. Vendor will conduct site surveys in order to identify site preparation which must be completed prior to installation, special equipment requirements, interface requirements, and the physical placement of equipment.

               (ii) Inventory of Materials. Vendor will prepare inventories of materials prior to installation of equipment at each site identifying all components by common nomenclature, part number, quantity required, and size or length, as applicable.

               (iii) Equipment Staging. Vendor will stage and test all equipment in a central location and then ship such equipment to the appropriate site. Vendor will assemble, tag and stage for shipping all equipment required for installation at the site. Staging consists of assembling and testing pre-configured interfaces and other components at the Vendor facility.

               (iv) Shipping. Vendor will arrange for shipping of the staged equipment to the installation locations and ensure that all equipment arrives at the installation sites prior to the scheduled site visit date. Equipment scheduled for installation by Vendor will be held at the site until the Vendor installation team arrives to uncrate and install it.

               (v) Installation. Vendor will install equipment onsite and verify functionality according to specifications. Installation includes the following activities:

                     (1)  Briefing site personnel;

                     (2) Taking inventory of equipment and resolving discrepancies;

                     (3)  Relocating equipment to footprint;

--------------------------------------------------------------------------------
Network Services Agreement     America Online, Inc./BBN Corporation CONFIDENTIAL
Schedule C                   Schedule C - Page 9

                    CONFIDENTIAL TREATMENT REQUESTED

                    (4)  Bolting cabinets together (if applicable);

                    (5)  Installing intra-cabinet and inter-cabinet cables;

                    (6)  Connecting power and station ground;

                    (7) Dressing and labeling cables, fantails, ports, and mod-taps; and

                    (8)  Connecting to the network and ensuring operability.

          (c)  Maintenance.
               -----------

               (i) Vendor will perform maintenance of equipment used to provide the Broadband Backhaul Services based on input from the monitoring systems and Customer. Vendor will handle most [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] over the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] at the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] at the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] establishing working agreements with the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] and other [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] and by providing written procedures.

               (ii) Vendor will cooperate with Customer with respect to new versions of software used to provide those services provided by Customer that utilize the Broadband Backhaul Services.

               (iii) Vendor shall reasonably coordinate with Customer regarding any maintenance activity.

          (d)  Quality Control.
               ---------------

               Vendor will maintain a Quality Control Program to ensure all reasonable commercial standards applicable to Broadband Backhaul Services are adhered to.

     5.4. Management of Circuits.
          ----------------------

          Vendor will manage the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] necessary to meet [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] outlined in this Schedule C. Vendor will utilize existing procedures and systems for [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] as such may change from time to time. As part of the installation activities outlined above, Vendor will [*Material Omitted and Separately Filed Under an Application for Confidential Treatment].

--------------------------------------------------------------------------------
Network Services Agreement     America Online, Inc./BBN Corporation CONFIDENTIAL
Schedule C                   Schedule C - Page 10

                     CONFIDENTIAL TREATMENT REQUESTED

     5.5. Operations.
          ----------

          Vendor will provision, staff and operate a NOC (currently in Columbia, Maryland) with dedicated support for Customer and a backup NOC at a separate location (such backup NOC is currently located in Chantilly, Virginia). Responsibilities of Vendor's operations support team include the following:

          (a) Operation of the NOC and co-located systems with trained and qualified personnel on a continuous 24-hours-per-day, seven-days-per-week basis.

          (b) Operation of all NOC equipment, monitoring, and fault isolation functions.

          (c) Utilization of network management capabilities and Vendor diagnostic software resident in the NOC for:

               (i) Monitoring [*Material Omitted and Separately Filed Under an Application for Confidential Treatment].

               (ii) Measuring [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] .

               (iii) Monitoring and recording [*Material Omitted and Separately
                     Filed Under an Application for Confidential Treatment].

               (iv) Tracking the disposition of [*Material Omitted and Separately Filed Under an Application for Confidential Treatment].

          (d) Coordination and management of field technicians for maintenance activities associated with the Vendor Network.

          (e) Coordination and reporting of all support activities using a commercial trouble reporting system [*Material Omitted and Separately Filed Under an Application for Confidential Treatment].

          (f) Support of short-term and long-term problem identification, analysis, and resolution.

          (g) Identification and tracking of all software changes deployed in the Vendor Network and NOC platforms.

          (h) Support for the deployment of new software and hardware (as coordinated with Customer).

          (i) Provision of operational support to the Vendor Network for testing in association with provisioning activities.

          (j)  Maintenance of NOC maps.

--------------------------------------------------------------------------------
Network Services Agreement     America Online, Inc./BBN Corporation CONFIDENTIAL
Schedule C                   Schedule C - Page 11

                       CONFIDENTIAL TREATMENT REQUESTED

          (k) Coordination of Vendor Network change management activities and maintenance of authorized outage lists.

          (l) Support of Customer in security matters in accordance with customary industry practices.

          (m) Delivery of reports to pre-designated Customer representatives addressing the following:

               (i) [*Material Omitted and Separately Filed Under an Application for Confidential Treatment];

               (ii) [*Material Omitted and Separately Filed Under an Application for Confidential Treatment];

               (iii) [*Material Omitted and Separately Filed Under an
                     Application for Confidential Treatment];

               (iv) [*Material Omitted and Separately Filed Under an Application for Confidential Treatment];

               (v) [*Material Omitted and Separately Filed Under an Application for Confidential Treatment];

               (vi) [*Material Omitted and Separately Filed Under an Application for Confidential Treatment];

               (vii) Upon Customer's request, Vendor shall provide Customer with
                     [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] that are utilized to provide Broadband Backhaul Services under this Schedule
                     C. In addition, for [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] that are utilized to provide Broadband Backhaul Services under this Schedule C, Vendor shall provide to Customer a daily report covering the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] as such data is collected by Vendor. In the event of a Vendor Network outage, Vendor will work cooperatively with Customer to share additional [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] data which may be pertinent to the resolution of any such outage, and, upon Customer's reasonable request, Vendor will provide [*Material Omitted and Separately Filed Under an Application for Confidential Treatment]to assist in the outage resolution. In the event of a Vendor Network performance degradation, Vendor will work cooperatively with Customer to share additional [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] data which may be pertinent to the resolution of any such degradation, and, upon Customer's reasonable request, Vendor will provide [*Material Omitted and Separately Filed Under an

--------------------------------------------------------------------------------
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                       CONFIDENTIAL TREATMENT REQUESTED

                      Application for Confidential Treatment] to assist in the problem resolution. All access by Customer will be coordinated with Vendor in advance, and the polling frequency for any device will be as the parties mutually agree in advance for the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment];

               (viii) [*Material Omitted and Separately Filed Under an
                      Application for Confidential Treatment], including the following:

                      (1) [*Material Omitted and Separately Filed Under an Application for Confidential Treatment];

                      (2) [*Material Omitted and Separately Filed Under an Application for Confidential Treatment];

                      (3) [*Material Omitted and Separately Filed Under an Application for Confidential Treatment];

                      (4) [*Material Omitted and Separately Filed Under an Application for Confidential Treatment];

                      (5) [*Material Omitted and Separately Filed Under an Application for Confidential Treatment];

                      (6) [*Material Omitted and Separately Filed Under an Application for Confidential Treatment];

                      (7) [*Material Omitted and Separately Filed Under an Application for Confidential Treatment];

                      (8) [*Material Omitted and Separately Filed Under an Application for Confidential Treatment];

                      (9) [*Material Omitted and Separately Filed Under an Application for Confidential Treatment];

                      (10) [*Material Omitted and Separately Filed Under an
                           Application for Confidential Treatment];

                      (11) [*Material Omitted and Separately Filed Under an
                           Application for Confidential Treatment]

                      (12) [*Material Omitted and Separately Filed Under an
                           Application for Confidential Treatment


               provided that Vendor shall provide Customer with weekly reports on [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] sufficient to enable customer to determine [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] in

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Network Services Agreement     America Online, Inc./BBN Corporation CONFIDENTIAL
Schedule C                   Schedule C - Page 13

                       CONFIDENTIAL TREATMENT REQUESTED

               accordance with Section 8(a) of this Schedule C, and, as soon as technically feasible, Vendor shall provide such reports to Customer on a daily basis. Customer may periodically request additional reports that assist in improving network quality and analyzing [*Material Omitted and Separately Filed Under an Application for Confidential Treatment]. Vendor will provide these additional reports, or the raw data, subject to technical reasonableness.

     5.6. Aggregation Router Equipment.
          ----------------------------

          (a) Aggregation router equipment used to provide the Broadband Backhaul Services shall be [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] of Broadband Backhaul Services to Customer under this Agreement and shall not be [*Material Omitted and Separately Filed Under an Application for Confidential Treatment].

          (b) Customer may specify the operating system features to be utilized for aggregation router equipment selected by Vendor and used to provide the Broadband Backhaul Services.

     5.7. Excluded Functions.
          ------------------

          Vendor shall not be responsible for providing the following with respect to the Broadband Backhaul Services:

          (a) [*Material Omitted and Separately Filed Under an Application for Confidential Treatment];

          (b) [*Material Omitted and Separately Filed Under an Application for Confidential Treatment];

          (c) [*Material Omitted and Separately Filed Under an Application for Confidential Treatment];

          (d) [*Material Omitted and Separately Filed Under an Application for Confidential Treatment].

6.   SERVICE LEVELS

     For each of the Service Levels set forth in this Article 6, scheduled maintenance by Vendor (or a third party) coordinated with Customer pursuant to Section 5.3(c)(i) of this Schedule C will be excluded from the Service Level performance calculations.

     6.1. Availability.
          ------------

          (a) "Broadband Network Availability" for a calendar month is defined as the percentage calculated as (i) the total time in each month that [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] is reachable through the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] from the [*Material

--------------------------------------------------------------------------------
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

                       CONFIDENTIAL TREATMENT REQUESTED

               Omitted and Separately Filed Under an Application for Confidential Treatment] and vice-versa, divided by (ii) the sum of the total time in such month.

          (b) The Service Level applicable to Broadband Network Availability for a calendar month shall be as follows: Broadband Network Availability for each calendar month shall exceed [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] percent [*Material Omitted and Separately Filed Under an Application for Confidential Treatment]. Vendor shall provide Customer on a daily basis with reports on Broadband Network Availability, and Vendor's performance relative to such Service Level shall be measured on a monthly basis for each calendar month.

          (c) In the event that Broadband Network Availability is below [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] percent ([*Material Omitted and Separately Filed Under an Application for Confidential Treatment] %) as measured in [*Material Omitted and Separately Filed Under an Application for Confidential Treatment], such event shall constitute a material breach of the Agreement.

     6.2. Packet Loss.
          -----------

          (a) "Broadband Packet Loss Percentage" means, for a calendar month, the quantity calculated as (i) the aggregate number of data packets dropped from the Vendor Network between the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment], divided by (ii) the aggregate number of all data packets introduced into the Vendor Network between the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment], during such month, the result expressed as a percentage.

          (b) The Service Level applicable to Broadband Packet Loss Percentage shall be as follows: Broadband Packet Loss Percentage for each calendar month shall be less than or equal to [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] percent ([*Material Omitted and Separately Filed Under an Application for Confidential Treatment]%) for such month. Vendor shall provide Customer on a daily basis with reports on Broadband Packet Loss Percentage, and Vendor's performance relative to such Service Level shall be measured on a monthly basis for each calendar month.

     6.3. Failed Sessions.

          (a) "Failed Sessions" means point-to-point protocol sessions that are successfully placed to the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] and which do not fail as a result of problems with[*Material Omitted and Separately Filed Under an Application for Confidential Treatment].

          (b) The Service Level applicable to Failed Sessions shall be that no more than [*Material Omitted and Separately Filed Under an Application for

--------------------------------------------------------------------------------
Network Services Agreement     America Online, Inc./BBN Corporation CONFIDENTIAL
Schedule C                   Schedule C - Page 15

                       CONFIDENTIAL TREATMENT REQUESTED

               Confidential Treatment] percent ([*Material Omitted and Separately Filed Under an Application for Confidential Treatment]%) of [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] that are successfully placed [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] during the month shall be Failed Sessions. Vendor shall provide Customer on a daily basis with reports on Failed Sessions, and Vendor's performance relative to such Service Level shall be measured on a monthly basis for each calendar month.

     6.4. Abnormal Disconnects.

          (a) "Broadband Abnormal Disconnect Percentage" means, for each calendar day of the Broadband Term, the amount calculated as (i) the aggregate number of disconnected sessions utilizing the Broadband Backhaul Services during such day that are not initiated by a user logoff sequence and that are caused by problems in the network between [*Material Omitted and Separately Filed Under an Application for Confidential Treatment], divided by (ii) the aggregate number of all sessions utilizing the Broadband Backhaul Services commencing during such calendar day, with the result expressed as a percentage. "Monthly Broadband Abnormal Disconnect Percentage" means, for each calendar month of the Broadband Term, the amount calculated as (x) the percentage-point aggregate of the Broadband Abnormal Disconnect Percentages for such calendar month, divided by (y) the aggregate number of calendar days in such calendar month.

          (b) The Service Level applicable to Monthly Broadband Abnormal Disconnect Percentage shall be as follows: Monthly Broadband Abnormal Disconnect Percentage during a calendar month shall not exceed [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] percent ([*Material Omitted and Separately Filed Under an Application for Confidential Treatment]%). Vendor's performance relative to such Service Level shall be reported by Customer on a monthly basis for each calendar month, if technically feasible.

     6.5. Failure to Perform.

          (a) If Vendor fails to meet any Service Level, Vendor shall (i) promptly notify Customer of such failure (unless Customer first discovered and notified Vendor of such failure), (ii) investigate and report on the causes of the failure; (iii) advise Customer, as and to the extent requested by Customer, of the status of remedial efforts being undertaken with respect to such failure;
               (iv) take commercially reasonable efforts to correct the failure, and begin meeting the Service Levels; and (v) take appropriate preventive measures to minimize the likelihood of the failure recurring.

          (b) Notwithstanding the foregoing, Vendor's failure to meet or correct Service Level failures under this Schedule C during the first six months following the Effective Date shall not constitute a breach of the Agreement.

--------------------------------------------------------------------------------
Network Services Agreement     America Online, Inc./BBN Corporation CONFIDENTIAL
Schedule C                   Schedule C - Page 16

                       CONFIDENTIAL TREATMENT REQUESTED

          (c) Notwithstanding the foregoing, Vendor's failure to use commercially reasonable efforts to meet or correct Service Level failures with respect to the Abnormal Disconnects in and of itself shall not constitute a breach of the Agreement.

          (d) Vendor shall not be deemed in breach of such Service Levels to the extent that such breach is attributable to the offered data load from Customer data centers or subscribers exceeding the specified bandwidth per user or Customer having oversubscribed the intra-LATA interconnect circuits.

          (e) Notwithstanding anything to the contrary to this Agreement, under no circumstances shall Customer be permitted to terminate any portion of the Agreement other than this Schedule C as a result of any material breaches, whether cured or uncured, of the Service Levels in this Schedule C.

     6.6. Meetings.
          --------

          Vendor and Customer shall hold weekly meetings at Customer's site or via telephone conference call (unless otherwise requested by Customer) to assess Vendor's performance under this Schedule C. During emergency situations, meetings will be held at least on a daily basis.

     6.7. Periodic Review of Service Levels.
          ---------------------------------

          As requested by Customer or Vendor, Customer and Vendor shall review the Service Levels described in this Schedule C and shall make mutually agreed-upon adjustments to them as appropriate to reflect performance capabilities associated with advances in the technology and methods used to provide the Broadband Backhaul Services.

7.   PRICING

     7.1. Charges for Broadband Backhaul Services.
          ---------------------------------------

          (a) The monthly charges for the Broadband Backhaul Services shall be computed as the applicable Monthly Aggregate Subscriber Line Charges calculated pursuant to Exhibit C-2 plus the Monthly Pass-Through Expenses calculated pursuant to Subsection (b) of this Section.

          (b)  Monthly Pass-Through Expenses.
               -----------------------------

               (i) "Monthly Pass-Through Expenses" means the following third-party charges incurred by Vendor to provide the Broadband Backhaul Services (including Broadband Backhaul Services not yet accepted by Customer) during a calendar month of the Broadband Term, for which Customer shall reimburse Vendor on an Out-of-Pocket Expenses basis:

                    (1) Third-party charges for the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] is necessary to provide the Broadband Backhaul Services; and

--------------------------------------------------------------------------------
Network Services Agreement     America Online, Inc./BBN Corporation CONFIDENTIAL
Schedule C                   Schedule C - Page 17

                     (2) Third-party charges approved in advance by Customer for the acquisition of hub equipment at Customer's facilities.

               (ii) Vendor shall act as payment agent for Customer with respect to the Monthly Pass-Through Expenses and shall pay the corresponding third-party charges comprising the Monthly Pass-Through Expenses.

               (iii) Vendor shall use commercially reasonable efforts to
                     minimize the amount of Monthly Pass-Through Expenses, by among other means identifying and considering multiple sources for the services and materials corresponding to such expenses.

     7.2. Adjustments to Pricing for Services.
          -----------------------------------

          (a)  Broadband Backhaul Market Price.
               --------------------------------

               (i)  Definitions.

                    (1) "New Broadband Backhaul Market Price" shall mean the price (or, if applicable, prices and corresponding volumes) [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] by any [*Material Omitted and Separately Filed Under an Application for Confidential Treatment]. To calculate the New Broadband Backhaul Market Price pursuant to this Subsection, the price for Comparable Broadband Backhaul Services shall be reasonably adjusted to reflect the difference between [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] and the provision of [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] by a [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] that
                         (A) do not [*Material Omitted and Separately Filed Under an Application for Confidential Treatment],or (B) do not [*Material Omitted and Separately Filed Under an Application for Confidential Treatment].

                    (2) "Broadband Backhaul Market Vendor" shall mean a vendor (not including a Special Affiliate) that at any time [*Material Omitted and Separately Filed Under an Application for Confidential Treatment]. For the purpose of this Subsection, Special Affiliate shall only be deemed to include Subsections (i) and (ii) of the definition of "Special Affiliate" in Schedule A.

               (ii) Notification Process.

                    Customer may provide Vendor with notice at any time of a New Broadband Backhaul Market Price (each such notice, a "New Broadband Backhaul Market Price Notice" and the date of such

--------------------------------------------------------------------------------
Network Services Agreement     America Online, Inc./BBN Corporation CONFIDENTIAL
Schedule C                   Schedule C - Page 18

                       CONFIDENTIAL TREATMENT REQUESTED

                    notice as determined pursuant to Section 16.4 of the Master Agreement, the "New Broadband Backhaul Market Price Notice Date"). Each New Broadband Backhaul Market Price Notice will contain (A) the New Broadband Backhaul Market Price calculation and [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] of the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] to which such [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] relates, and (B) information sufficient to enable [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] per [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] at [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] corresponding to the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] if requested by customer. No later than thirty (30) calendar days after the Broadband Backhaul Market Price Notice Date corresponding to a New Broadband Backhaul Market Price Notice, Vendor will respond to Customer by notifying Customer in writing whether it will:

                    (1) accept the validity of the proposed New Broadband Backhaul Market Price and reduce prices to the applicable New Broadband Backhaul Market Price in accordance with Subsection (iii) of this Subsection
                         (a),

                    (2) accept the validity of the proposed New Broadband Backhaul Market Price and decline to reduce prices to the New Broadband Backhaul Market Price in accordance with Subsection (iii) of this Subsection (a), or

                    (3) dispute the validity of the proposed New Broadband Backhaul Market Price

                    (each a "New Broadband Backhaul Market Price Response"). Vendor shall not unreasonably dispute the validity of a proposed New Broadband Backhaul Market Price.

              (iii) Reduction Process.

                    In the event Vendor accepts a proposed New Broadband Backhaul Market Price pursuant to clause (1) of Subsection
                    (ii) of this Subsection (a), then effective as of the later of (a) the New Broadband Backhaul Market Price Effective Date corresponding to such New Broadband Backhaul Market Price Notice, and (b) [*Material Omitted and Separately Filed Under an Application for Confidential Treatment], the Monthly Per Subscriber Line Charge will be reduced to the New Broadband Backhaul Market Price set forth in the corresponding New Broadband Backhaul Market Price Notice, and with respect to such

--------------------------------------------------------------------------------
Network Services Agreement     America Online, Inc./BBN Corporation CONFIDENTIAL
Schedule C                   Schedule C - Page 19

                       CONFIDENTIAL TREATMENT REQUESTED

                    Broadband Backhaul Services, Vendor will, if requested by Customer, [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] per [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] at [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] or the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] corresponding to such New Broadband Backhaul Market Price; provided, however, that Vendor shall not be obligated to reduce the Monthly Per Subscriber Line Charge [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] for which Vendor reduced prices pursuant to this Subsection
                    (iii).

                    Notwithstanding the foregoing:

                    (1) Vendor shall not be obligated to reduce the Monthly Per Subscriber Line Charge at a rate that is more rapid than the rate at which the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] provides Customer with [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] relative to the applicable [*Material Omitted and Separately Filed Under an Application for Confidential Treatment], as measured monthly.

                    Example 1 - Straight Percentage Commitment: For example, if the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] has committed to provide [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] with [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] for [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] or more of the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] (in terms of a percentage commitment) at the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment], but immediately following the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] has only provided [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] with [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] for [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] percent [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] of the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] at the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment], then Vendor will only be obligated to reduce the Monthly Per Subscriber

--------------------------------------------------------------------------------
Network Services Agreement     America Online, Inc./BBN Corporation CONFIDENTIAL
Schedule C                   Schedule C - Page 20

                    CONFIDENTIAL TREATMENT REQUESTED

                    Line Charge for [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] percent [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] of the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] as of the applicable month. If during the following month the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] has provided [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] for an additional [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] percent [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] of the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] at the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment], then Vendor will be obligated to reduce the Monthly Per Subscriber Line Charge for [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] percent [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] of the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] as of the applicable month.

                    Example 2 - Actual Volume Commitment: For example, if, instead, the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] has committed to provide [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] with [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] for [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] at the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] and at the time that [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] provides [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] with the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] is [*Material Omitted and Separately Filed Under an Application for Confidential Treatment], then the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] has been met because it meets the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment]. If as of the New Broadband Backhaul Market Price Effective Date, such [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] has provided [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] with [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] for [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] of the [*Material Omitted

--------------------------------------------------------------------------------
Network Services Agreement     America Online, Inc./BBN Corporation CONFIDENTIAL
Schedule C                   Schedule C - Page 21

                       CONFIDENTIAL TREATMENT REQUESTED

                    and Separately Filed Under an Application for Confidential Treatment] committed [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] at the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] but [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] has grown to [*Material Omitted and Separately Filed Under an Application for Confidential Treatment], then Vendor will only be obligated to reduce the Monthly Per Subscriber Line Charge for [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] percent [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] of the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] as of the applicable month (i.e., because the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] being serviced by the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] only represents [*Material Omitted and Separately Filed Under an Application for Confidential Treatment]. If in the following month, [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] has provided [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] with [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] for all [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] at the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] and [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] has remained at [*Material Omitted and Separately Filed Under an Application for Confidential Treatment], then Vendor will be obligated to reduce the Monthly Per Subscriber Line Charge for [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] of the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] as of such month (i.e., because the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] being serviced by the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment]. If in following month, [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] has provided [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] for an aggregate [*Material Omitted and Separately Filed Under an Application for Confidential Treatment], then Vendor will be obligated to reduce the Monthly Per Subscriber Line Charge [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] of the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] as of such month (because the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment]

--------------------------------------------------------------------------------
Network Services Agreement     America Online, Inc./BBN Corporation CONFIDENTIAL
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

                       CONFIDENTIAL TREATMENT REQUESTED


                    being serviced by the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment]. If in the following month, [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] has provided [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] for the same aggregate [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] at the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] and [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] has grown to [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] there will be no reduction in the percentage of [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] which have the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment].

                    (2) Vendor shall not be obligated [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] provides [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] relative to the applicable [*Material Omitted and Separately Filed Under an Application for Confidential Treatment], as measured monthly.

                    (3) A New Broadband Backhaul Market Price shall be applicable only during such periods as [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] actually [*Material Omitted and Separately Filed Under an Application for Confidential Treatment], or a lower price, from a [*Material Omitted and Separately Filed Under an Application for Confidential Treatment].

               (iv) Decommissioning Process.

                    If Vendor declines to reduce the Monthly Per Subscriber Line Charge to the New Broadband Backhaul Market Price pursuant to clause (2) of Subsection (ii) of this Subsection (a), then Customer may, in its sole discretion, do either or both of the following: (A) terminate the Broadband Backhaul Purchase Commitment, and (B) disconnect Vendor Broadband Subscriber Lines from the Vendor Network, subject to the following restrictions:

                    (1) Customer will provide [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] days prior written notice of the LATA or other geographic area in which Vendor Broadband Subscriber Lines are to be disconnected from the Vendor Network, as well as the


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

                       CONFIDENTIAL TREATMENT REQUESTED


                         associated quantities of Vendor Broadband Subscriber Lines to be disconnected in each such LATA or other geographic area.

                    (2) Customer may not order the disconnection of Vendor Broadband Backhaul Subscriber Lines from the Vendor Network in amounts greater than the number of the Aggregate Subscriber Lines utilizing Comparable Broadband Backhaul Services that are provided to Customer by other entities at or below such New Broadband Backhaul Market Price.

                    (3) The disconnection of Vendor Broadband Subscriber Lines from the Vendor Network pursuant to this Subsection 7.2(a)(iv) shall result in the same approximate weighted distribution of Vendor Broadband Subscriber Lines across all Existing LATAs. For the purposes of this Subsection (3), "distribution" means the distribution of the corresponding Subscriber Lines across rural versus urban areas, across the contiguous states of the United States, and between Covered Subscriber Lines and non-Covered Subscriber Lines.

               (v)  Dispute Resolution Process.

                    If Vendor reasonably disputes the validity of the New Broadband Backhaul Market Price pursuant to clause (3) of Subsection (ii) of this Subsection (a), then each Party shall promptly escalate to the senior-executive level all efforts by such Party to resolve such dispute.

          (b)  Most-Favored Customer.
               ---------------------

               (i) As long as the aggregate number of Vendor Broadband Subscriber Lines exceeds that of any other customer of Vendor, Vendor shall not provide Comparable Broadband Backhaul Services to any other Applicable BB Purchaser (1) at prices that are lower than those charged or available to Customer under this Agreement, or (2) pursuant to terms and conditions more favorable to such Applicable BB Purchaser than the terms and conditions of this Schedule C and Master Agreement, in each case, without offering such lower price and other more favorable terms and conditions to Customer within thirty (30) calendar days of contractually committing to such price and other terms with another customer. For the purposes of this Subsection, prices "charged or available to Customer under this Agreement" for Broadband Backhaul Services shall be a [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] of all [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] hereunder. In the event that the aggregate number of Vendor Broadband Subscriber Lines then being purchased or ordered by Customer at any time during the Broadband Term exceeds that of any other customer of Vendor, Vendor shall provide Customer with written notification of such


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Network Services Agreement     America Online, Inc./BBN Corporation CONFIDENTIAL
Schedule C                    Schedule C - Page 24

                       CONFIDENTIAL TREATMENT REQUESTED

                    event within thirty (30) calendar days of the occurrence of such event, and thereafter, once the aggregate number of Vendor Broadband Subscriber Lines then being purchased or ordered by Customer falls below that of any other customer of Vendor, Vendor shall provide Customer with written notification of such event within thirty (30) calendar days of the occurrence of such event. "Applicable BB Purchaser" shall mean any party (including any Vendor Affiliate that resells Broadband Backhaul Services purchased from Vendor) that is obligated to purchase, that actually purchases, or that seeks to purchase from Vendor Broadband Backhaul Services at any time for more than the Applicable BB Volume for the then-current calendar year. "Applicable BB Volume" means (A) [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] subscriber lines,
                    (B) [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] subscriber lines,
                    (C) [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] subscriber lines,
                    (D) [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] subscriber lines, and (E) [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] subscriber lines.

              (ii) As long as the aggregate number of Vendor Broadband Subscriber Lines exceeds that of any other customer of Vendor, to the extent that Vendor provides broadband backhaul services that are not Comparable Broadband Backhaul Services, then Vendor shall offer, on a quarterly basis, to provide to Customer such broadband backhaul services at the prices charged or available to, and upon the terms and conditions applicable to, any Applicable BB Purchaser; provided, however, that if Customer's service requirements would necessitate changes to such terms and conditions, the Parties shall work in good faith to adjust such terms and conditions as mutually agreed to satisfy such requirements. To the extent that Customer accepts such offer of broadband backhaul services that are not Comparable Broadband Backhaul Services from Vendor, Vendor shall provide such services pursuant to a separate Schedule to the Master Agreement, such services shall be deemed Services to which the Master Agreement applies, and such services shall be subject to most-favored customer terms and conditions substantially similar to those set forth in this Subsection (b), and any such services will contribute toward [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] on an equitable basis. For purposes of this Subsection (ii), broadband backhaul services that are not Comparable Broadband Backhaul Services include, but are not limited to, an end-to-end broadband service which includes the local loop, and usage-based broadband backhaul services.

              (iii) As long as the aggregate number of Vendor Subscriber Lines exceeds that of any other customer of Vendor, Vendor shall offer to Customer




--------------------------------------------------------------------------------
Network Services Agreement     America Online, Inc./BBN Corporation CONFIDENTIAL
Schedule C                    Schedule C - Page 25

                    CONFIDENTIAL TREATMENT REQUESTED


                    Comparable Broadband Backhaul Services provided or offered by any Vendor Affiliate to an Applicable BB Purchaser (1) at prices that are equal to or lower than those charged or available to such Applicable BB Purchaser for such services, and (2) pursuant to terms and conditions that are at least as favorable to Customer than the terms and conditions applicable to or available to an Applicable BB Purchaser.

               (iv) For any price proposal made by Vendor to Customer at any time during the Term, Vendor shall in good faith represent to Customer in writing whether or not such proposal is being made for reasons that include Vendor's belief that an adjustment may be required pursuant to this Subsection (b).

               (v)  Customer may audit Vendor's compliance with this Subsection
                    (b) pursuant to Article 10 of the Master Agreement. In the event that Vendor fails to comply with this Subsection (b) (e.g., fails to adjust pricing in accordance with this Subsection (b)), then Vendor shall rebate to Customer, with respect to the aggregate volume of Broadband Backhaul Services purchased hereunder, the difference between (1) the price actually paid by Customer hereunder, and (2) the lower price provided to the Applicable BB Purchaser, retroactive to the date Vendor committed to provide the lower price to such Applicable BB Purchaser, together with interest computed in the same manner as described in Section 9.2 of the Master Agreement on such rebated amounts from such date.

8.   SPECIFICATIONS

     The Broadband Backhaul Services provided hereunder shall fully conform with the following Specifications (collectively, the "Broadband
     Specifications"):

          (a) Vendor will provision end-to-end bandwidth such that [*Material Omitted and Separately Filed Under an Application for Confidential Treatment]. For each [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] Line that Customer requests Vendor to provide hereunder, Vendor shall provide [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] at a charge to Customer that is no greater than [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] cents ($[*Material Omitted and Separately Filed Under an Application for Confidential Treatment]) [*Material Omitted and Separately Filed Under an Application for Confidential Treatment].

          (b) Each circuit used to provide Broadband Backhaul Services between the Vendor Network and Customer's facilities shall have capacity equal to or greater than DS-3.



--------------------------------------------------------------------------------
Network Services Agreement     America Online, Inc./BBN Corporation CONFIDENTIAL
Schedule C                    Schedule C - Page 26

                       CONFIDENTIAL TREATMENT REQUESTED



          (c) Aggregation router equipment will be fully compliant with (i) [*Material Omitted and Separately Filed Under an Application for Confidential Treatment],and (ii) [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] for [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] set forth in [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] effective [*Material Omitted and Separately Filed Under an Application for Confidential Treatment], as such referenced specifications may change from time to time, provided that Vendor shall not be required to replace aggregation router equipment to meet any changed specifications, but shall be required to implement any software provided by the manufacturer of such aggregation router equipment within a commercially reasonable period of time after such software is provided and after successful testing by Vendor.

          (d) If Vendor changes aggregation router equipment, it will be fully functional with services provided by Customer without modification of, or addition to, client or host software used to provide services provided by Customer that utilize the Broadband Backhaul Services. As of the Effective Date, aggregation router equipment must comply with the following protocol requirements in order to comply with the requirements of this Subsection (d):

               (i) [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] ; and

               (ii) [*Material Omitted and Separately Filed Under an Application
                    for Confidential Treatment].

          (e) The Broadband Backhaul Services will support the following software features being developed for Customer[*Material Omitted and Separately Filed Under an Application for Confidential Treatment] as of the Effective Date:

               (i) [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] ;

               (ii) [*Material Omitted and Separately Filed Under an Application for Confidential Treatment];

               (iii) [*Material Omitted and Separately Filed Under an
                     Application for Confidential Treatment];

               (iv) [*Material Omitted and Separately Filed Under an Application for Confidential Treatment];

               (v) [*Material Omitted and Separately Filed Under an Application for Confidential Treatment];

               (vi) [*Material Omitted and Separately Filed Under an Application for Confidential Treatment];



--------------------------------------------------------------------------------
Network Services Agreement     America Online, Inc./BBN Corporation CONFIDENTIAL
Schedule C                    Schedule C - Page 27

                       CONFIDENTIAL TREATMENT REQUESTED


               (vii) [*Material Omitted and Separately Filed Under an Application for Confidential Treatment];

               (viii) [*Material Omitted and Separately Filed Under an
                      Application for Confidential Treatment];

               (ix) [*Material Omitted and Separately Filed Under an Application for Confidential Treatment];

               (x) [*Material Omitted and Separately Filed Under an Application for Confidential Treatment]

               (xi) [*Material Omitted and Separately Filed Under an Application for Confidential Treatment].

               The Parties acknowledge and agree that as of the Effective Date, the Redback Networks Inc. ("Redback") router aggregation equipment utilized to provide the Broadband Backhaul Services as of the Effective Date satisfy the Broadband Specifications set forth in Subsections (c) and (d) of this Article 8. The Broadband Backhaul Services will support any additional software features provided by the aggregation router vendor after the Effective Date as mutually agreed by the Parties. Vendor shall use commercially reasonable efforts to cause [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] to provide those features described in this Subsection (e).

          (f) Any Broadband Backhaul Market Vendor shall support the Broadband Specifications set forth in Subsections (c), (d) and (e) of this
               Article 8 in a manner comparable to that required of Vendor pursuant to such Subsections.

          The Parties acknowledge and agree that this Article 8 does not set forth a complete listing of required specifications applicable to Broadband Backhaul Services that are used to provide any non-xDSL services. Any such specifications not set forth in this Article 8 shall be mutually agreed upon by the Parties pursuant to Article 2 of this Schedule C.

9.   LIABILITY RESTRICTIONS

          (a) Subject to Subsection (d) of this Section, the liability of Vendor to Customer for all damages arising out of or related to the Services provided under this Schedule will be limited to, and will not exceed, in the aggregate during any calendar year, ten percent (10%) of the aggregate amounts paid to Vendor by Customer (excluding Out-of-Pocket Expenses and Monthly Pass-Through Expenses) under this Schedule during the twelve (12) month period preceding the date of the event giving rise to such damages; provided, however, for the initial twelve (12) months following the Effective Date, the foregoing cap shall be no less than Five Million Dollars ($5,000,000). Subject to Subsections (b) and (d) of this Section, the liability of Vendor to Customer for damages arising out of or related



--------------------------------------------------------------------------------
Network Services Agreement     America Online, Inc./BBN Corporation CONFIDENTIAL
Schedule C                    Schedule C - Page 28

                       CONFIDENTIAL TREATMENT REQUESTED


               to Services provided under this Schedule caused by the acts or omissions of third parties beyond the reasonable control of Vendor will be further limited and will not exceed, in the aggregate during any calendar year, the lesser of (i) five percent (5%) of the aggregate amounts paid to Vendor by Customer (excluding Out-of-Pocket Expenses and Monthly Pass-Through Expenses) under this Schedule during the twelve (12) month period preceding the date of the event giving rise to such damages, or
               (ii) Ten Million Dollars ($10,000,000); provided, however, for the initial twelve (12) months following the Effective Date, the foregoing cap shall be no less than Three Million Dollars ($3,000,000).

          (b) In the event of any liability of Vendor to Customer for damages arising out of or related to Services provided under this Schedule caused by the acts or omissions of third parties beyond the reasonable control of Vendor, then the Parties agree as follows:

               (i) Vendor agrees to vigorously pursue the recovery of damages against the third party causing the damage, including through negotiations, dispute resolution, or both, to maximize the damages recoverable against such third party;

               (ii) Vendor agrees to pass through to Customer any amounts that Vendor actually recovers from such third party relating to damages incurred in connection with Services provided to Customer under this Schedule;

               (iii) Customer agrees that in the event that Vendor has paid any amounts to Customer pursuant to Subsection (a) of this Section prior to the recovery of damages from a third party, Vendor may reduce the amount of recovery received from such third party by the amount previously paid to Customer in respect of such event causing the damages; and

               (iv) Amounts recovered by Vendor from third parties shall be first passed on to Customer until Customer's full damages are satisfied.

          (c) IN NO EVENT, WHETHER IN CONTRACT OR IN TORT (INCLUDING BREACH OF WARRANTY, NEGLIGENCE AND STRICT LIABILITY IN TORT), SHALL A PARTY BE LIABLE TO THE OTHER PARTY FOR INDIRECT OR CONSEQUENTIAL, EXEMPLARY, PUNITIVE OR SPECIAL DAMAGES EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES IN ADVANCE.

          (d) The limitations set forth in Subsection (a) of this Section shall not apply with respect to (i) intentional breach by Vendor; (ii) damages occasioned by an intentional tort or the gross negligence of Vendor; (iii) damages occasioned by Vendor' breach of its obligations described in Article 11 (Confidentiality) of the Master Agreement, or (iv) claims subject to indemnification pursuant to this Agreement (such amounts paid by the indemnitee to third parties shall be deemed to be direct damages) other than claims subject to the indemnity set forth in Section 15(a) of the Master Agreement.

--------------------------------------------------------------------------------
Network Services Agreement     America Online, Inc./BBN Corporation CONFIDENTIAL
Schedule C                    Schedule C - Page 29

                       CONFIDENTIAL TREATMENT REQUESTED


          (e) Each Party shall have a duty to reasonably mitigate (i.e., minimize) damages for which the other Party is responsible.




--------------------------------------------------------------------------------
Network Services Agreement     America Online, Inc./BBN Corporation CONFIDENTIAL
Schedule C                    Schedule C - Page 30

                       CONFIDENTIAL TREATMENT REQUESTED


                                   EXHIBIT C-1

                    Broadband Backhaul Purchase Commitment

1.   Confidentiality

     This Exhibit specifies Customer's Broadband Backhaul Purchase Commitments pursuant to Schedule C. The Parties specifically acknowledge that the purchase commitment information contained herein is highly confidential and that its disclosure to the public or third parties could cause significant harm to either Customer or Vendor or both.

2.   Broadband backhaul purchase commitments

     2.1. DSL Purchase Commitment.

          Customer agrees to order Broadband Backhaul Services such that:

          (a) Commencing upon the Effective Date through [*Material Omitted and Separately Filed Under an Application for Confidential Treatment], no less than [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] of the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] are [*Material Omitted and Separately Filed Under an Application for Confidential Treatment]; and

          (b) Commencing upon [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] through no less than [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] of the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] are [*Material Omitted and Separately Filed Under an Application for Confidential Treatment].

     (such commitment, as may be reduced pursuant to the Agreement, the "DSL Purchase Commitment").

     2.2. Other Broadband Purchase Commitments.
          ------------------------------------

          Customer agrees to order Broadband Backhaul Services such that, during the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment], no less than [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] of the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] are [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] such commitment as may be reduced pursuant to the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment].

     2.3. Provision of Subscriber Line Information.
          ----------------------------------------

          Customer will provide Vendor with information regarding the number of Vendor [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] relative to the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] and [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] during each [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] of each [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] of the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment].

3.   Reduction in Broadband Purchase Commitments for Delivery Failure

     3.1. Reduction Calculation.
          ---------------------


--------------------------------------------------------------------------------
Network Services Agreement     America Online, Inc./BBN Corporation CONFIDENTIAL
Exhibit C-1 to Schedule C      Exhibit C-1 Page 1

                       CONFIDENTIAL TREATMENT REQUESTED

          Reduction of the Broadband Backhaul Purchase Commitments pursuant to
          Section 3.2(b)(ii) of Schedule C shall be determined in accordance with this Section. As of the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] of each [*Material Omitted and Separately Filed Under an Application for Confidential Treatment], beginning on [*Material Omitted and Separately Filed Under an Application for Confidential Treatment]. the Parties will calculate [*Material Omitted and Separately Filed Under an Application for Confidential Treatment]from and after [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] will equal the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] (1) [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] as adjusted, as of the prior [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] (2) either if (A) [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] is on or before [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] as measured at such [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] (B) [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] is on or after [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] as measured at such [*Material Omitted and Separately Filed Under an Application for Confidential Treatment].

     3.2. Example of Reduction Calculation.
          --------------------------------

          This Section 3.2 sets forth examples, referenced in Section 3.2(b)(iii) of Schedule C, of reductions in the Broadband Backhaul Purchase Commitments for delivery failures pursuant to Section 3.2(b) of Schedule C.

          (a) As of [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] within the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] have not yet been [*Material Omitted and Separately Filed Under an Application for Confidential Treatment]:

               (i) [*Material Omitted and Separately Filed Under an Application for Confidential Treatment];

               (ii) [*Material Omitted and Separately Filed Under an Application for Confidential Treatment];

               (iii) [*Material Omitted and Separately Filed Under an
                     Application for Confidential Treatment];

               (iv) [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] as of that [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] equals the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment].

          (b) As of [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] in the applicable [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] have not yet been [*Material Omitted and Separately Filed Under an Application for Confidential Treatment]:

               (i) [*Material Omitted and Separately Filed Under an Application for Confidential Treatment];

               (ii) [*Material Omitted and Separately Filed Under an Application for Confidential Treatment];

               (iii) [*Material Omitted and Separately Filed Under an
                     Application for Confidential Treatment];

               (iv) [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] as of that [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] equals the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment].

--------------------------------------------------------------------------------
Network Services Agreement     America Online, Inc./BBN Corporation CONFIDENTIAL
Exhibit C-1 to Schedule C      Exhibit C-1 - Page 2

                       CONFIDENTIAL TREATMENT REQUESTED

          (c) As of [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] in the applicable [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] have not yet been [*Material Omitted and Separately Filed Under an Application for Confidential Treatment]:

               (i) [*Material Omitted and Separately Filed Under an Application for Confidential Treatment];

               (ii) [*Material Omitted and Separately Filed Under an Application for Confidential Treatment];

               (iii) [*Material Omitted and Separately Filed Under an
                     Application for Confidential Treatment];

               (iv) [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] as of that [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] equals the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment];

          (d) As of[*Material Omitted and Separately Filed Under an Application for Confidential Treatment] in the applicable [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] have not yet been [*Material Omitted and Separately Filed Under an Application for Confidential Treatment]:

               (i) [*Material Omitted and Separately Filed Under an Application for Confidential Treatment];

               (ii) [*Material Omitted and Separately Filed Under an Application for Confidential Treatment];

               (iii) [*Material Omitted and Separately Filed Under an
                     Application for Confidential Treatment];

               (iv) [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] as of that [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] equals the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment].

--------------------------------------------------------------------------------
Network Services Agreement     America Online, Inc./BBN Corporation CONFIDENTIAL
Exhibit C-1 to Schedule C      Exhibit C-1 - Page 3

                       CONFIDENTIAL TREATMENT REQUESTED

                                   EXHIBIT C-2

                  Prices for Broadband Backhaul Access Services

1.   Confidentiality

     This Exhibit C-2 specifies the prices for Broadband Backhaul Services provided pursuant to the Master Agreement and Schedule C. The Parties specifically acknowledge that the pricing information contained herein is highly confidential and that its disclosure to the public or third parties could cause significant harm to either Customer or Vendor or both.

2.   PRICES FOR BROADBAND BACKHAUL SERVICES

     2.1. Monthly Per Subscriber Line Charge.
          ----------------------------------

          "Monthly Per Subscriber Line Charge" shall be defined as follows:

          (a) If a Vendor Broadband Subscriber Line is a Covered Subscriber Line, and

               (i) the Monthly Subscriber Line Aggregate is equal to or greater than [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] but less than [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] then the Monthly Subscriber Per Line Charge shall be [*Material Omitted and Separately Filed Under an Application for Confidential Treatment];

               (ii) the Monthly Subscriber Line Aggregate is greater than or equal [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] but less than [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] then the Monthly Subscriber Per Line Charge shall be [*Material Omitted and Separately Filed Under an Application for Confidential Treatment];

               (iii) the Monthly Subscriber Line Aggregate is greater than or equal to [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] but less than [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] then the Monthly Subscriber Per Line Charge shall be [*Material Omitted and Separately Filed Under an Application for Confidential Treatment];

               (iv) the Monthly Subscriber Line Aggregate is greater than or equal [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] but less than [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] then the Monthly Subscriber Per Line Charge shall be [*Material Omitted and Separately Filed Under an Application for Confidential Treatment];

--------------------------------------------------------------------------------
Network Services Agreement     America Online, Inc./BBN Corporation CONFIDENTIAL
Exhibit C-2                     Exhibit C-2 - Page 1

                       CONFIDENTIAL TREATMENT REQUESTED

               (v) the Monthly Subscriber Line Aggregate is greater than or equal to [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] but less than [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] then the Monthly Per Subscriber Line Charge shall be [*Material Omitted and Separately Filed Under an Application for Confidential Treatment].

               (vi) the Monthly Subscriber Line Aggregate is greater than
                    [*Material Omitted and Separately Filed Under an Application for Confidential Treatment]. then the Monthly Per Subscriber Line Charge shall be [*Material Omitted and Separately Filed Under an Application for Confidential Treatment].

          (b) If a Vendor Broadband Subscriber Line is not a Covered Subscriber Line, and

               (i) the Monthly Subscriber Line Aggregate is equal to or greater than [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] but less than [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] then the Monthly Per Subscriber Line Charge shall be [*Material Omitted and Separately Filed Under an Application for Confidential Treatment].

               (ii) the Monthly Subscriber Line Aggregate is greater than or equal to [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] but less than [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] then the Monthly Per Subscriber Line Charge shall be [*Material Omitted and Separately Filed Under an Application for Confidential Treatment];

               (iii) the Monthly Subscriber Line Aggregate is greater than or equal [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] but less than [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] then the Monthly Per Subscriber Line Charge shall be [*Material Omitted and Separately Filed Under an Application for Confidential Treatment];

               (iv) the Monthly Subscriber Line Aggregate is greater than or equal to [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] but less than [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] then the Monthly Per Subscriber Line Charge shall be [*Material Omitted and Separately Filed Under an Application for Confidential Treatment].

               (v) the Monthly Subscriber Line Aggregate is greater than or equal [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] but less than [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] then the Monthly Per Subscriber Line Charge shall be [*Material Omitted and Separately Filed Under an Application for Confidential Treatment].

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Network Services Agreement     America Online, Inc./BBN Corporation CONFIDENTIAL
Exhibit C-2                    Exhibit C-2 - Page 2

                       CONFIDENTIAL TREATMENT REQUESTED

               (vi) the Monthly Subscriber Line Aggregate is greater than
                    [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] then the Monthly Per Subscriber Line Charge shall be [*Material Omitted and Separately Filed Under an Application for Confidential Treatment].

          Notwithstanding the foregoing, each of the foregoing Monthly Per Subscriber Line Charges may be [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] pursuant to Section [*Material Omitted and Separately Filed Under an Application for Confidential Treatment]. As used herein, [*Material Omitted and Separately Filed Under an Application for Confidential
          Treatment] means a [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] that is provided by (A) [*Material Omitted and Separately Filed Under an Application for Confidential Treatment], (B) [*Material Omitted and Separately Filed Under an Application for Confidential Treatment], (C) [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] (D) [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] of any such [*Material Omitted and Separately Filed Under an Application for Confidential Treatment].

     2.2. Proration of Monthly Per Subscriber Line Charge.
          -----------------------------------------------

          If Customer is able to provide Vendor with information [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] then Vendor shall [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] of the applicable Monthly Per Subscriber Line Charge with respect to such [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] The applicable Monthly Per Subscriber Line Charge with respect to [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] If Customer is not able to provide Vendor with such information, then

          (a) no later than [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] days after the end of each calendar month, Customer will provide Vendor [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] the Monthly Per Subscriber Line Charge. [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] and

          (b) for each [*Material Omitted and Separately Filed Under an Application for Confidential Treatment], Customer shall pay the applicable Monthly Per Subscriber Line Charge; provided, however, that for [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] of the applicable Monthly Per Subscriber Line Charge,

     2.3. Monthly Aggregate Subscriber Line Charge.
          ----------------------------------------

          (a) "Monthly Aggregate Subscriber Line Charge" for a calendar month shall mean the greater of:

               (i) [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] of the applicable Monthly Per Subscriber Line Charge [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] and

               (ii) [*Material Omitted and Separately Filed Under an Application
                    for Confidential Treatment] (A) [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] Monthly Per Subscriber Line Charge set forth in Section [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] (B) [*Material Omitted and Separately Filed Under an Application for Confidential Treatment].

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Network Services Agreement     America Online, Inc./BBN Corporation CONFIDENTIAL
Exhibit C-2                    Exhibit C-2 - Page 3

                       CONFIDENTIAL TREATMENT REQUESTED

          For example, if (A) [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] (B) [*Material Omitted and Separately Filed Under an Application for Confidential Treatment]:

               (iii) [*Material Omitted and Separately Filed Under an
                     Application for Confidential Treatment].

               (iv) [*Material Omitted and Separately Filed Under an Application for Confidential Treatment].

               Accordingly, the Monthly Per Subscriber Line Charge [*Material Omitted and Separately Filed Under an Application for Confidential Treatment].

          (b) Except with respect to the [*Material Omitted and Separately Filed Under an Application for Confidential Treatment]:

               (i) [*Material Omitted and Separately Filed Under an Application for Confidential Treatment];

               (ii) [*Material Omitted and Separately Filed Under an Application for Confidential Treatment];

               (iii) [*Material Omitted and Separately Filed Under an
                     Application for Confidential Treatment];

               (iv) [*Material Omitted and Separately Filed Under an Application for Confidential Treatment].

          (c) Notwithstanding the foregoing, Vendor will [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] the Monthly Per Subscriber Line Charge applicable to [*Material Omitted and Separately Filed Under an Application for Confidential Treatment] Monthly Per Subscriber Line Charge [*Material Omitted and Separately Filed Under an Application for Confidential Treatment].

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Network Services Agreement     America Online, Inc./BBN Corporation CONFIDENTIAL
Exhibit C-2                    Exhibit C-2 - Page 4

                       CONFIDENTIAL TREATMENT REQUESTED

                                  SCHEDULE D

                                Other Services

During the Term, Customer will order from Vendor services (excluding Dial-Up Access Services, Broadband Backhaul Services and Dial-Up Access Services provided outside of the United States) (such services to be ordered the "Other Services") such that the aggregate charges paid to Vendor and Vendor's Affiliates for such Other Services are equal to or greater than [*Material Omitted and Separately Filed Under an Application for Confidential Treatment].dollars ($[*Material Omitted and Separately Filed Under an Application for Confidential Treatment].) (such commitment the "Other Services Purchase Commitment"); provided, however, that charges payable for such Other Services ordered or purchased by Customer or a Special Affiliate of Customer during December 1999 (collectively, the "Pre-Term Private Line Agreements") shall contribute toward Customer's satisfaction of the Other Services Purchase Commitment. Any orders or purchases of Other Services shall be subject to terms and conditions mutually agreed upon by the Parties, which may include terms and conditions similar to those set forth in the Master Agreement. Any agreement for Vendor to provide Other Services to Customer that are private line services (such services collectively the "Private Line Services") shall contain a most-favored customer provision substantially similar to the one set forth in
Section 8.3(b) of Schedule B. In the event that (i) Customer is offered by a third party services similar to the Private Line Services at prices and terms more competitive that those offered by Vendor or Vendor's Affiliates to Customer, (ii) Customer, in its sole discretion, requests Vendor to provide Private Line Services at prices and terms at least as favorable to Customer as such prices and terms offered by such third party, and (iii) Vendor or Vendor's Affiliates declines to provide Private Line Services at such prices and terms, then the Other Services Purchase Commitment shall be reduced by the aggregate charges paid to such third party for such services.

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Network Services Agreement     America Online, Inc./BBN Corporation CONFIDENTIAL
Schedule D                     Schedule D - Page 1